UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23221

FS Credit Income Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Credit Income Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: October 31 Date of reporting period: April 30, 2024

Item 1.Reports to Shareholders.

(a)The semi-annual report (the “Semi-Annual Report”) of FS Credit Income Fund (the “Fund”) for the six months ended April 30, 2024 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Credit Income Fund

Semi-annual report

2024

*Derivatives are not included in this table. Holdings subject to change.

FS Credit Income Fund Portfolio Highlights

The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of April 30, 2024 (unaudited):

Portfolio composition (by fair value)*
Senior Secured Loans—First Lien	19%
Senior Secured Loans—Second Lien	2%
Senior Secured Bonds	15%
Unsecured Bonds	34%
CLO/Structured Credit	26%
Convertible Bonds	1%
Municipal Bonds	0%
Emerging Markets Debt	1%
Preferred Equity	1%
Common Equity	1%

Top 10 Holdings (by fair value)*
1	Hexion Holdings Corp.	2%
2	NRG Energy Inc.	1%
3	Cloud Software Group, Inc.	1%
4	Plains All American Pipeline LP	1%
5	Cablevision Systems Corp	1%
6	MPT Operating Partnership LP	1%
7	Charlotte Buyer, Inc.	1%
8	NatWest Group Plc	1%
9	Bank of America Corp.	1%
10	DirecTV Financing LLC	1%

Industry classification (by fair value)*
USD CLO	13%
EUR CLO	10%
Oil & Gas	6%
Media & Entertainment	6%
Banks	5%
Chemicals	5%
Healthcare-Services	5%
Pipelines	5%
Software	4%
Leisure Time	4%
Electric	3%
Retail	3%
Telecommunications	3%
Pharmaceuticals	3%
Real Estate Investment Trusts	2%
Diversified Financial Services	2%
Internet	2%
Commercial MBS	2%
Other	17%

FS Credit Income Fund Officers + Trustees

Officers
Michael C. Forman Chairman, Chief Executive Officer and President Edward T. Gallivan, Jr. Chief Financial Officer and Treasurer	Stephen S. Sypherd General Counsel and Secretary James F. Volk Chief Compliance Officer

Board of Trustees

Michael C. Forman

Chairman

Chairman and Chief Executive Officer
FS Investments

Steven T. Shapiro

Trustee

Partner and Executive Committee Member
GoldenTree Asset Management

Holly E. Flanagan

Trustee

Managing Director
Gabriel Investments

Brian R. Ford

Trustee

Retired Partner
Ernst & Young LLP

Daniel J. Hilferty, III

Trustee

Chief Executive Officer
Comcast Spectacor

Tyson A. Pratcher

Trustee

Chief Executive Officer
Artemis Strategic Capital Partners

Semi-Annual Report for the Six Months Ended April 30, 2024

FS Credit Income Fund Table of Contents

See notes to unaudited consolidated financial statements.
1

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—22.3%
ACProducts, Inc., S+425, 0.5% Floor, 5/17/28	(d)	Building Materials	$3,440	$3,185	$2,996
AHP Health Partners, Inc., S+350, 8/24/28	(d)	Healthcare-Services	868	870	871
AI Silk Holdco 2 Ltd., E+1025, 1.0% Floor, 5/19/29	(d)(e)	Software	€1,610	1,693	1,704
American Greetings Corp., S+600, 1.0% Floor, 4/6/28	(d)	Consumer Products	$1,054	1,028	1,056
American Greetings Corp., S+575, 10/30/29	(d)	Consumer Products	1,325	1,299	1,319
Amneal Pharmaceuticals LLC, S+550, 5/4/28	(d)	Pharmaceuticals	1,546	1,549	1,550
AP Core Holdings II LLC, S+550, 9/1/27	(d)	Media Entertainment	7,381	7,267	7,156
Augusta Sportswear Group, Inc., S+650, 11/21/29	(d)	Retail	2,822	2,768	2,763
Avalara, Inc., S+725, 0.8% Floor, 10/19/28	(d)(e)	Software	4,653	4,560	4,638
Avalara, Inc., S+725, 0.8% Floor, 10/19/28	(d)(e)(f)	Software	465	457	464
Azurite Intermediate Holdings, Inc., S+500, 0.5% Floor, 3/19/31	(d)(e)(f)	Technology	1,263	1,244	1,245
Azurite Intermediate Holdings, Inc., S+500, 0.5% Floor, 3/19/31	(d)(e)(f)	Technology	202	199	199
Azurite Intermediate Holdings, Inc., S+500, 0.5% Floor, 3/19/31	(d)(e)	Technology	556	547	548
Bausch & Lomb Corp., S+325, 0.5% Floor, 5/10/27	(d)	Healthcare-Services	4,549	4,368	4,527
Bausch Health Companies, Inc., S+525, 0.5% Floor, 2/1/27	(d)	Pharmaceuticals	2,955	2,431	2,489
Casper BidCo SAS, E+425, 3/21/31	(d)	Consumer, Cyclical	€985	1,066	1,053
CD&R Dock Bidco Ltd., SONIA+550, 3/16/26	(d)	Retail	£905	1,127	1,129
CD&R Firefly Bidco Ltd., S+600, 6/21/28	(d)	Retail	1,405	1,771	1,763
Charlotte Buyer, Inc., S+525, 0.5% Floor, 2/11/28	(d)	Healthcare-Services	$3,643	3,582	3,665
Cinemark USA, Inc., S+375, 0.5% Floor, 5/24/30	(d)	Leisure Time	1,084	1,069	1,090
Cloud Software Group, Inc., S+450, 0.5% Floor, 3/30/29	(d)	Software	2,037	1,981	2,040
ClubCorp Holdings, Inc., S+500, 9/18/26	(d)	Leisure Time	5,132	4,951	5,150
Coupa Holdings LLC, S+550, 0.8% Floor, 2/27/30	(d)(e)	Technology	1,339	1,309	1,341
Coupa Holdings LLC, S+550, 0.8% Floor, 2/27/30	(d)(e)(f)	Technology	120	118	120
Coupa Holdings LLC, S+550, 0.8% Floor, 2/27/29	(d)(e)(f)	Technology	92	90	92
Covetrus, Inc., S+500, 0.5% Floor, 10/13/29	(d)	Pharmaceuticals	1,225	1,165	1,228
Crewline Buyer, Inc., S+675, 1.0% Floor, 11/8/30	(d)(e)	Software	2,241	2,188	2,218
Crewline Buyer, Inc., S+675, 1.0% Floor, 11/8/30	(d)(e)(f)	Software	233	228	231
Crown Finance U.S., Inc., S+150, 7/31/28	(d)	Consumer, Cyclical	7,737	7,817	7,887
Cuppa Bidco BV, E+650, 6/29/29	(d)	Finance	€650	687	691
Delivery Hero SE S+5.0%, 10.3%, 12/12/29	(d)	Services	$2,730	2,721	2,738
Delivery Hero SE, S+500, 12/12/29	(d)(f)	Services	615	615	617
DirecTV Financing LLC, S+525, 0.8% Floor, 8/2/29	(d)	Media Entertainment	3,647	3,625	3,653
Disco Parent, Inc., S+750, 1.0% Floor, 3/30/29	(d)(e)	Software	5,540	5,420	5,545
Disco Parent, Inc., S+750, 1.0% Floor, 3/30/29	(d)(e)(f)	Software	554	543	555
Discovery Purchaser Corp., S+438, 0.5% Floor, 10/4/29	(d)	Finance	4,015	3,823	4,017
East Valley Tourist Development Authority, S+750, 1.0% Floor, 11/23/26	(d)(e)	Leisure Time	5,452	5,392	5,346
Endo Luxembourg Finance Co. I SARL, S+450, 4/9/31	(d)	Pharmaceuticals	5,140	5,103	5,133
Endure Digital, Inc., S+350, 2/10/26	(d)(e)	Internet	925	840	893
Endure Digital, Inc., S+350, 2/10/26	(d)(e)(f)	Internet	135	135	130
Endure Digital, Inc., S+350, 2/10/28	(d)	Internet	1,345	1,223	1,305

See notes to unaudited consolidated financial statements.
2

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Evanston Hospital Corp., S+1025, 4/29/25	(d)(e)	Healthcare-Services	$121	$121	$121
Garrett Motion, Inc., S+450, 0.5% Floor, 4/30/28	(d)	Automotive	1,240	1,203	1,246
Global Blue Acquisition BV, E+500, 12/5/30	(d)	Finance	€1,495	1,591	1,604
Global Medical Response, Inc., S+425, 3/14/25	(d)	Healthcare-Services	$1,962	1,881	1,867
Global Medical Response, Inc., S+425, 10/2/25	(d)	Healthcare-Services	4,818	4,608	4,589
Gordian Medical, Inc., S+625, 1/31/27	(d)	Healthcare-Services	859	851	296
GoTo Group, Inc., S+475, 4/30/28	(d)	Technology	3,073	2,908	2,939
Greenway Health LLC, S+600, 0.8% Floor, 4/1/29	(d)(e)	Software	1,057	1,027	961
Hanger, Inc., S+625, 1.0% Floor, 10/3/28	(d)(e)	Healthcare-Services	2,853	2,796	2,881
Hanger, Inc., S+625, 1.0% Floor, 10/3/28	(d)(e)	Healthcare-Services	182	180	183
Hexion Holdings Corp., S+450, 0.5% Floor, 3/15/29	(d)	Chemicals	1,272	1,215	1,253
Hilton Grand Vacations Borrower LLC, S+275, 1/17/31	(d)	Lodging	1,390	1,387	1,395
HLF Financing SARL LLC, S+675, 4/5/29	(d)	Food	345	321	324
Houghton Mifflin Harcourt Publishing Co., S+525, 4/9/29	(d)	Media Entertainment	4,979	4,862	4,884
Houghton Mifflin Harcourt Publishing Co., S+800, 1.0% Floor, 4/7/28	(d)	Media Entertainment	397	384	408
Ivanti Software, Inc., S+425, 12/1/27	(d)	Technology	1,679	1,573	1,564
Jack Ohio Finance LLC, S+475, 0.8% Floor, 10/4/28	(d)	Lodging	1,274	1,271	1,278
Knitwell Borrower LLC, S+800, 1.0% Floor, 7/28/27	(d)(e)	Retail	4,270	4,161	4,267
Knitwell Borrower LLC, S+800, 1.0% Floor, 7/28/27	(d)(e)	Retail	2,184	2,103	2,182
LBM Acquisition LLC, S+375, 0.5% Floor, 12/17/27	(d)	Retail	1,441	1,301	1,444
LHS Borrower LLC, S+475, 0.5% Floor, 2/16/29	(d)	Building Materials	2,598	2,324	2,511
Lightstone Holdco LLC, S+575, 1.0% Floor, 1/29/27	(d)	Electric	3,719	3,365	3,608
Lightstone Holdco LLC, S+575, 1.0% Floor, 1/29/27	(d)	Electric	209	189	203
Magenta Buyer LLC, S+500, 0.8% Floor, 7/27/28	(d)	Technology	313	211	160
Mallinckrodt International Finance SA, S+950, 4.5% Floor, 11/14/28	(d)	Pharmaceuticals	3,983	4,316	4,356
MB2 Dental Solutions LLC, S+600, 0.8% Floor, 2/13/31	(d)(e)(f)	Services	166	165	165
MB2 Dental Solutions LLC, S+600, 0.8% Floor, 2/13/31	(d)(e)(f)	Services	277	274	274
MB2 Dental Solutions LLC, S+600, 0.8% Floor, 2/13/31	(d)(e)(f)	Services	55	55	55
MB2 Dental Solutions LLC, S+600, 0.8% Floor, 2/13/31	(d)(e)	Services	801	764	792
Olympus Water U.S. Holding Corp., S+425, 0.5% Floor, 11/9/28	(d)	Chemicals	723	726	727
Ontario Gaming GTA LP, S+425, 0.5% Floor, 8/1/30	(d)	Gaming	803	795	808
PMHC II, Inc., S+425, 4/23/29	(d)	Chemicals	2,884	2,629	2,847
Quorum Health Corp., S+825, 1.0% Floor, 4/29/25	(d)	Healthcare-Services	1,074	1,066	750
Riverbed Technology, Inc., S+250, 1.0% Floor, 7/1/28	(d)	Technology	214	477	135
SCUR-Alpha 1503 GmbH, S+550, 0.5% Floor, 3/29/30	(d)	Services	4,499	4,125	4,166
SCUR-Alpha 1503 GmbH, S+550, 3/29/30	(d)	Services	€779	779	778
Shelf Drilling North Sea Holdings Ltd., 11/22/28	(g)	Oil & Gas	$2,400	2,360	2,376
Signal Parent, Inc., S+350, 4/3/28	(d)	Services	2,334	1,962	2,128
Speed Midco 3 SARL, E+640, 5/16/29	(d)(e)	Services	€3,920	4,150	4,246
Springs Windows Fashions LLC, S+400, 10/6/28	(d)	Housewares	$1,133	1,039	965
SVF II Finco Cayman LP, L+500, 12/23/25	(d)(e)	Diversified Financial Services	2,776	2,777	2,739

See notes to unaudited consolidated financial statements.
3

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Talen Energy Supply LLC, S+450, 0.5% Floor, 5/17/30	(d)	Electric	$649	$639	$652
Talen Energy Supply LLC, S+450, 0.5% Floor, 5/17/30	(d)	Electric	833	821	837
Torrid LLC, S+550, 0.8% Floor, 6/14/28	(d)	Retail	1,565	1,556	1,368
US Radiology Specialists, Inc., S+525, 12/15/27	(d)	Healthcare-Services	1,845	1,774	1,851
W.R. Grace & Co., S+375, 9/22/28	(d)	Chemicals	1,438	1,425	1,443
Worldwide Express Operations LLC, S+400, 7/26/28	(d)	Transportation	893	861	885
Total Senior Secured Loans—First Lien				169,422	170,666
Unfunded Loan Commitments				(4,123)	(4,123)
Net Senior Secured Loans—First Lien				165,299	166,543

Senior Secured Loans—Second Lien—2.8%
Charlotte Buyer, Inc., S+825, 0.5% Floor, 8/11/28	(d)	Healthcare-Services	6,550	6,198	6,529
GoTo Group, Inc., S+475, 4/30/28	(d)	Technology	616	415	473
Hexion Holdings Corp., S+744, 3/15/30	(d)	Chemicals	15,665	13,418	14,067
Quorum Health Corp., S+1025, 1.0% Floor, 4/29/25	(d)(e)	Healthcare-Services	137	137	137
Total Senior Secured Loans—Second Lien				20,168	21,206

Senior Secured Bonds—17.7%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/28	(h)(i)	Advertising	1,157	974	1,078
Allwyn Entertainment Financing U.K. PLC, 7.3%, 4/30/30	(i)(j)	Entertainment	€1,030	1,166	1,148
Altice Financing SA, 5.0%, 1/15/28	(h)(i)	Media Entertainment	$1,441	1,197	1,139
Altice Financing SA, 5.8%, 8/15/29	(h)(i)	Media Entertainment	200	161	149
Altice France SA, 5.1%, 1/15/29	(h)(i)	Telecommunications	573	473	375
Altice France SA, 5.1%, 7/15/29	(h)(i)	Telecommunications	313	254	204
Altice France SA, 5.5%, 10/15/29	(h)(i)	Telecommunications	1,425	1,070	934
AMC Networks, Inc., 10.3%, 1/15/29	(h)(i)	Media Entertainment	3,511	3,515	3,508
American Airlines, Inc. / Advantage Loyalty IP Ltd., 5.8%, 4/20/29	(h)(i)	Airlines	2,760	2,674	2,667
Bausch & Lomb Escrow Corp., 8.4%, 10/1/28	(h)	Healthcare-Products	748	745	773
Bausch Health Cos., Inc., 5.8%, 8/15/27	(h)	Pharmaceuticals	472	374	326
Bausch Health Cos., Inc., 6.1%, 2/1/27	(h)	Pharmaceuticals	2,983	2,367	2,188
Bausch Health Cos., Inc., 11.0%, 9/30/28	(h)	Pharmaceuticals	500	410	392
Bausch Health Cos., Inc., 14.0%, 10/15/30	(h)(i)	Pharmaceuticals	159	195	103
Bishopsgate Asset Finance Ltd., 4.8%, 8/14/44	(i)	Diversified Financial Services	£190	167	163
Borr IHC Ltd. / Borr Finance LLC, 10.0%, 11/15/28	(h)(i)	Oil & Gas	$2,020	2,083	2,095
Borr IHC Ltd. / Borr Finance LLC, 10.4%, 11/15/30	(h)(i)	Oil & Gas	1,817	1,862	1,893
Calderys Financing LLC, 11.3%, 6/1/28	(h)(i)	Miscellaneous Manufacturing	1,493	1,493	1,587
Carnival Corp., 4.0%, 8/1/28	(h)(i)	Leisure Time	1,033	950	945
Carvana Co., PIK, 12.0%, 12/1/28	(h)(i)	Retail	524	499	514
Carvana Co., PIK, 13.0%, 6/1/30	(h)(i)	Retail	2,532	2,402	2,515
Cerdia Finanz GmbH, 10.5%, 2/15/27	(h)	Chemicals	506	516	525
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.4%, 12/1/61	(i)	Media Entertainment	381	245	236
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.5%, 4/1/63	(i)	Media Entertainment	812	619	604
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.5%, 10/23/45	(i)	Media Entertainment	1,986	1,778	1,759

See notes to unaudited consolidated financial statements.
4

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
CHS/Community Health Systems, Inc., 6.0%, 1/15/29	(h)(i)	Healthcare-Services	$2,088	$1,836	$1,824
Cloud Software Group, Inc., 6.5%, 3/31/29	(h)(i)(k)	Software	1,750	1,604	1,661
Cloud Software Group, Inc., 9.0%, 9/30/29	(h)(i)(k)	Software	8,059	7,099	7,761
Connect Finco SARL / Connect US Finco LLC, 6.8%, 10/1/26	(h)(i)	Telecommunications	831	789	806
Coronado Finance Pty. Ltd., 10.8%, 5/15/26	(h)(i)	Coal	482	483	501
Digicel International Finance Ltd. / Digicel international Holdings Ltd., 12.0%, 5/25/27		Telecommunications	4,413	4,271	4,284
DirecTV Financing LLC, 8.9%, 2/1/30	(h)(i)	Media Entertainment	5,274	5,192	5,133
DISH DBS Corp., 5.3%, 12/1/26	(h)	Media Entertainment	6,865	5,903	5,411
Diversified Healthcare Trust, 0.0%, 1/15/26	(h)(i)(l)	Real Estate Investment Trusts	5,791	4,933	4,985
Eagle Intermediate Global Holding BV / Eagle U.S. Finance LLC, 7.5%, 5/1/25	(h)	Textiles	1,339	1,313	851
EMRLD Borrower LP / Emerald Co.-Issuer, Inc., 6.4%, 12/15/30	(h)(i)	Building Materials	€1,120	1,268	1,252
Evergreen Acqco 1 LP / TVI, Inc., 9.8%, 4/26/28	(h)(i)	Retail	$3,001	3,072	3,182
Frontier Communications Holdings LLC, 6.0%, 1/15/30	(h)(i)	Telecommunications	215	176	180
Frontier Communications Holdings LLC, 6.8%, 5/1/29	(h)(i)	Telecommunications	347	294	306
Frontier Communications Holdings LLC, 8.6%, 3/15/31	(h)(i)	Telecommunications	812	784	821
GoTo Group, Inc., 5.5%, 5/1/28	(h)(i)	Telecommunications	3,180	2,736	2,721
GoTo Group, Inc., 5.5%, 5/1/28	(h)	Telecommunications	117	68	79
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow, Inc., 6.6%, 1/15/32	(h)(i)	Lodging	248	248	245
HLF Financing SARL LLC / Herbalife International, Inc., 12.3%, 4/15/29	(h)	Pharmaceuticals	1,378	1,341	1,318
Jerrold Finco PLC, 5.3%, 1/15/27	(i)(j)	Diversified Financial Services	£2,690	3,230	3,207
Latam Airlines Group SA, 13.4%, 10/15/27	(h)(i)	Airlines	$1,142	1,202	1,271
Latam Airlines Group SA, 13.4%, 10/15/29	(h)(i)	Airlines	1,824	1,970	2,098
LCPR Senior Secured Financing DAC, 5.1%, 7/15/29	(h)(i)(k)	Media Entertainment	2,424	1,978	2,027
LifePoint Health, Inc., 9.9%, 8/15/30	(h)(i)	Healthcare-Services	260	254	271
LifePoint Health, Inc., 11.0%, 10/15/30	(h)(i)	Healthcare-Services	1,104	1,088	1,176
Lottomatica SpA, 7.1%, 6/1/28	(j)	Entertainment	€860	932	968
Macy’s Retail Holdings LLC, 6.7%, 7/15/34	(h)	Retail	$1,155	965	973
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 14.8%, 11/14/28	(h)	Pharmaceuticals	737	806	804
Nabors Industries, Inc., 9.1%, 1/31/30	(h)(i)	Oil & Gas	5,382	5,406	5,554
Newfold Digital Holdings Group, Inc., 11.8%, 10/15/28	(h)(i)(k)	Internet	4,040	4,088	4,344
Olympus Water U.S. Holding Corp., 7.1%, 10/1/27	(h)(i)	Chemicals	1,822	1,838	1,847
Olympus Water U.S. Holding Corp., 9.8%, 11/15/28	(h)(i)	Chemicals	4,905	4,942	5,211
QVC, Inc., 4.4%, 9/1/28	(i)	Retail	731	564	563
QVC, Inc., 5.5%, 8/15/34	(i)	Retail	622	395	409
Rocket Software, Inc., 9.0%, 11/28/28	(g)(h)	Software	1,157	1,157	1,162
Seadrill Finance Ltd., 8.4%, 8/1/30	(h)(i)(k)	Oil & Gas	3,651	3,689	3,806

See notes to unaudited consolidated financial statements.
5

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Shelf Drilling Holdings Ltd., 9.6%, 4/15/29	(h)(i)(k)	Oil & Gas	$4,847	$4,669	$4,591
Shelf Drilling North Sea Holdings Ltd., 10.3%, 10/31/25	(h)	Oil & Gas	4,916	4,923	4,989
Solocal Group, E+700, 3/15/25	(m)	Internet	€115	130	26
Solocal Group, Series 8Y, E+700, 3/15/25	(n)	Internet	357	318	82
Talen Energy Supply LLC, 8.6%, 6/1/30	(h)(i)(k)	Electric	$1,529	1,536	1,619
Tenet Healthcare Corp., 5.1%, 11/1/27	(i)	Healthcare-Services	3,029	2,976	2,933
Tenet Healthcare Corp., 6.1%, 6/15/30	(i)	Healthcare-Services	693	693	682
Tenet Healthcare Corp., 6.3%, 2/1/27	(i)	Healthcare-Services	718	692	716
Tenet Healthcare Corp., 6.8%, 5/15/31	(h)(i)	Healthcare-Services	1,168	1,168	1,172
TK Elevator Midco GmbH, 4.4%, 7/15/27	(i)(j)	Machinery-Diversified	€1,280	1,347	1,311
TransDigm, Inc., 6.6%, 3/1/32	(h)(i)	Aerospace/Defense	$957	962	957
UKG, Inc., 6.9%, 2/1/31	(h)(i)	Software	1,282	1,282	1,285
Valaris Ltd., 8.4%, 4/30/30	(h)(i)	Oil & Gas	2,312	2,344	2,379
Venture Global Calcasieu Pass LLC, 3.9%, 11/1/33	(h)(i)	Pipelines	1,376	1,150	1,131
Venture Global Calcasieu Pass LLC, 4.1%, 8/15/31	(h)(i)	Pipelines	1,521	1,310	1,329
WR Grace Holdings LLC, 7.4%, 3/1/31	(h)(i)	Chemicals	445	445	451
Total Senior Secured Bonds				132,048	132,485

Unsecured Bonds—40.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 6.5%, 7/15/25	(i)	Diversified Financial Services	1,818	1,839	1,831
AHP Health Partners, Inc., 5.8%, 7/15/29	(h)(i)(k)	Healthcare-Services	3,650	3,284	3,348
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.9%, 2/15/28	(h)(i)	Food	564	533	553
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 7.5%, 3/15/26	(h)(i)	Food	471	479	479
Ally Financial, Inc., Series B, 4.7%, 5/15/26 (fixed, converts to FRN on 5/15/26)	(i)(m)(o)	Diversified Financial Services	2,937	2,464	2,502
Antero Midstream Partners LP / Antero Midstream Finance Corp., 6.6%, 2/1/32	(h)(i)	Pipelines	2,088	2,091	2,083
Archrock Partners LP / Archrock Partners Finance Corp., 6.3%, 4/1/28	(h)(i)(k)	Oil & Gas	1,732	1,681	1,698
Arsenal AIC Parent LLC, 11.5%, 10/1/31	(h)(i)	Mining	843	897	940
Avient Corp., 7.1%, 8/1/30	(h)(i)	Chemicals	913	913	925
Bank of America Corp., 3.4%, 1/23/26 (fixed, converts to FRN on 1/23/25)	(i)(m)	Banks	7,382	7,245	7,247
Bank of America Corp., MTN, 3.4%, 4/2/26 (fixed, converts to FRN on 4/2/25)	(i)(m)	Banks	1,645	1,611	1,608
Bank of Ireland Group PLC, 7.5%, 5/19/25 (fixed, converts to FRN on 5/19/25)	(i)(j)(m)(o)	Banks	€2,340	2,402	2,541
Bausch Health Cos., Inc., 5.3%, 1/30/30	(h)	Pharmaceuticals	$358	130	154
BAWAG Group AG, 5.0%, 5/14/25 (fixed, converts to FRN on 5/14/25)	(i)(j)(m)(o)	Banks	€400	338	408
BellRing Brands, Inc., 7.0%, 3/15/30	(h)(i)(k)	Pharmaceuticals	$2,581	2,581	2,614
Berkeley Group PLC, 2.5%, 8/11/31	(i)(j)	Home Builders	£821	734	782
Bombardier, Inc., 6.0%, 2/15/28	(h)(i)	Aerospace/Defense	$1,105	1,087	1,079
Buckeye Partners LP, 4.1%, 3/1/25	(h)(i)	Pipelines	505	495	495
Buckeye Partners LP, 5.6%, 10/15/44	(i)	Pipelines	1,488	1,073	1,149

See notes to unaudited consolidated financial statements.
6

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Buckeye Partners LP, 5.9%, 11/15/43	(i)	Pipelines	$2,172	$1,718	$1,836
Builders FirstSource, Inc., 6.4%, 6/15/32	(h)(i)	Building Materials	1,312	1,250	1,299
C&W Senior Financing DAC, 6.9%, 9/15/27	(h)(i)	Telecommunications	784	716	743
Calpine Corp., 5.0%, 2/1/31	(h)(i)	Electric	1,588	1,364	1,441
Capital One Financial Corp., Series M, 4.0%, 9/1/26 (fixed, converts to FRN on 9/1/26)	(i)(m)(o)	Diversified Financial Services	2,811	2,279	2,429
Capital One Financial Corp., 5.0%, 7/24/26 (fixed, converts to FRN on 7/24/25)	(i)(m)	Diversified Financial Services	937	930	926
Carnival Holdings Bermuda Ltd., 10.4%, 5/1/28	(h)(i)(k)	Leisure Time	4,431	4,762	4,807
Catalent Pharma Solutions, Inc., 3.1%, 2/15/29	(h)(i)	Healthcare-Services	131	113	125
Catalent Pharma Solutions, Inc., 3.5%, 4/1/30	(h)(i)	Healthcare-Services	806	699	768
CCO Holdings LLC / CCO Holdings Capital Corp., 4.3%, 2/1/31	(h)(i)	Media Entertainment	380	306	298
CCO Holdings LLC / CCO Holdings Capital Corp., 4.5%, 5/1/32	(i)	Media Entertainment	786	606	604
Chemours Co., 5.8%, 11/15/28	(h)(i)	Chemicals	3,949	3,569	3,631
Cinemark USA, Inc., 5.3%, 7/15/28	(h)(k)	Entertainment	1,386	1,254	1,288
Consolidated Energy Finance SA, 5.6%, 10/15/28	(h)(i)	Chemicals	199	164	168
Consolidated Energy Finance SA, 12.0%, 2/15/31	(h)	Chemicals	1,337	1,337	1,385
Crocs, Inc., 4.1%, 8/15/31	(h)(i)	Apparel	639	520	537
Crocs, Inc., 4.3%, 3/15/29	(h)(i)	Apparel	334	290	300
CrownRock LP / CrownRock Finance, Inc., 5.6%, 10/15/25	(i)	Oil & Gas	1,144	1,140	1,139
CSC Holdings LLC, 3.4%, 2/15/31	(h)(i)	Media Entertainment	987	660	609
CSC Holdings LLC, 4.1%, 12/1/30	(h)(i)	Media Entertainment	2,007	1,447	1,277
CSC Holdings LLC, 4.5%, 11/15/31	(h)(i)	Media Entertainment	4,301	3,127	2,734
CSC Holdings LLC, 5.4%, 2/1/28	(h)(i)	Media Entertainment	401	329	308
CSC Holdings LLC, 6.5%, 2/1/29	(h)(i)(k)	Media Entertainment	7,208	6,196	5,383
Ctec II GmbH, 5.3%, 2/15/30	(i)(j)	Miscellaneous Manufacturing	€975	941	931
DaVita, Inc., 4.6%, 6/1/30	(h)(i)(k)	Healthcare-Services	$3,232	2,687	2,835
Dealer Tire LLC / DT Issuer LLC, 8.0%, 2/1/28	(h)(i)	Distribution/Wholesale	1,403	1,321	1,382
Deutsche Bank AG, 10.0%, 12/1/27 (fixed, converts to FRN on 12/1/27)	(i)(j)(m)(o)	Banks	€1,200	1,340	1,375
DISH DBS Corp., 5.1%, 6/1/29		Media Entertainment	$819	462	330
DISH DBS Corp., 7.4%, 7/1/28		Media Entertainment	547	340	246
DT Midstream, Inc., 4.1%, 6/15/29	(h)(i)	Pipelines	625	591	567
DT Midstream, Inc., 4.4%, 6/15/31	(h)(i)	Pipelines	1,349	1,314	1,199
Elastic NV, 4.1%, 7/15/29	(h)(i)	Software	1,083	971	965
Encino Acquisition Partners Holdings LLC, 8.5%, 5/1/28	(h)(i)	Oil & Gas	1,180	1,144	1,196
Encino Acquisition Partners Holdings LLC, 8.8%, 5/1/31	(h)(i)	Oil & Gas	3,041	3,041	3,099
Energy Transfer LP, Series G, 7.1%, 5/15/30 (fixed, converts to FRN on 5/15/30)	(i)(m)(o)	Pipelines	4,300	3,645	4,139
Energy Transfer LP, Series A, 9.6%, 5/2/24 (fixed, converts to FRN on 5/2/24)	(d)(i)(m)(o)	Pipelines	3,425	3,217	3,430
EnLink Midstream Partners LP, 5.1%, 4/1/45	(i)	Pipelines	1,642	1,206	1,322
EnLink Midstream Partners LP, 5.5%, 6/1/47	(i)	Pipelines	1,021	805	867
EnLink Midstream Partners LP, 5.6%, 4/1/44	(i)	Pipelines	1,055	877	914

See notes to unaudited consolidated financial statements.
7

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
EnLink Midstream Partners LP, Series C, S+430, 5/17/24	(d)(i)(m)(o)	Pipelines	$3,659	$3,157	$3,623
EP Infrastructure AS, 1.8%, 3/2/31	(i)(j)	Gas	€4,048	3,396	3,459
EQM Midstream Partners LP, 6.0%, 7/1/25	(h)(i)(k)	Pipelines	$2,449	2,439	2,447
First Horizon Corp., 4.0%, 5/26/25	(i)	Banks	3,720	3,634	3,630
Ford Motor Credit Co. LLC, 2.3%, 2/10/25	(i)	Auto Manufacturers	448	436	435
Ford Motor Credit Co. LLC, 3.6%, 6/17/31	(i)	Auto Manufacturers	803	664	678
Ford Motor Credit Co. LLC, 4.1%, 8/4/25	(i)	Auto Manufacturers	1,895	1,855	1,849
Ford Motor Credit Co. LLC, 4.3%, 1/9/27	(i)	Auto Manufacturers	222	228	212
Ford Motor Credit Co. LLC, 4.7%, 6/9/25	(i)	Auto Manufacturers	438	433	431
Ford Motor Credit Co. LLC, 5.1%, 6/16/25	(i)	Auto Manufacturers	902	895	893
Ford Motor Credit Co. LLC, 7.4%, 11/4/27	(i)	Auto Manufacturers	471	471	487
Ford Motor Credit Co. LLC, 7.4%, 3/6/30		Auto Manufacturers	960	971	1,000
Frontier Florida LLC, Series E, 6.9%, 2/1/28	(i)	Telecommunications	1,477	1,420	1,402
Frontier North, Inc., Series G, 6.7%, 2/15/28	(i)	Telecommunications	5,029	4,877	4,751
Gates Global LLC / Gates Corp., 6.3%, 1/15/26	(h)(i)(k)	Miscellaneous Manufacturing	4,810	4,789	4,817
HCA, Inc., 5.4%, 2/1/25	(i)(k)	Healthcare-Services	4,607	4,597	4,587
Heimstaden Bostad Treasury BV, EMTN, 0.8%, 9/6/29	(i)(j)	Real Estate	€1,375	1,088	1,085
Heimstaden Bostad Treasury BV, EMTN, 1.4%, 7/24/28	(i)(j)	Real Estate	335	288	289
Helix Energy Solutions Group, Inc., 9.8%, 3/1/29	(h)(i)	Oil & Gas	$2,846	2,871	3,028
Hess Midstream Operations LP, 4.3%, 2/15/30	(h)(k)	Pipelines	1,020	912	921
Hess Midstream Operations LP, 5.1%, 6/15/28	(h)(i)	Pipelines	202	188	194
Hilton Domestic Operating Co., Inc., 5.4%, 5/1/25	(h)(i)	Lodging	1,728	1,727	1,718
Hilton Domestic Operating Co., Inc., 6.1%, 4/1/32	(h)(i)	Lodging	955	958	942
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow, Inc., 5.0%, 6/1/29	(h)(i)	Lodging	1,054	911	960
Howard Midstream Energy Partners LLC, 8.9%, 7/15/28	(h)(i)	Pipelines	1,550	1,555	1,626
ING Groep NV, 5.8%, 11/16/26 (fixed, converts to FRN on 11/16/26)	(i)(m)(o)	Banks	1,315	1,194	1,242
Intesa Sanpaolo SpA, 4.2%, 6/1/32 (fixed, converts to FRN on 6/1/31)	(h)(i)(m)	Banks	813	659	667
Intesa Sanpaolo SpA, 5.0%, 6/26/24	(h)(i)	Banks	6,605	6,579	6,587
JPMorgan Chase & Co., 2.0%, 3/13/26 (fixed, converts to FRN on 3/13/25)	(i)(m)	Banks	1,609	1,555	1,557
LBM Acquisition LLC, 6.3%, 1/15/29	(h)(i)	Retail	1,611	1,402	1,480
Life Time, Inc., 8.0%, 4/15/26	(h)(i)(k)	Leisure Time	2,184	2,179	2,190
Lloyds Banking Group PLC, 7.5%, 9/27/25 (fixed, converts to FRN on 9/27/25)	(i)(m)(o)	Banks	3,030	2,946	3,007
Lloyds Banking Group PLC, 8.5%, 9/27/27 (fixed, converts to FRN on 9/27/27)	(i)(m)(o)	Banks	£3,279	3,775	4,138
Matador Resources Co., 6.9%, 4/15/28	(h)(i)	Oil & Gas	$1,285	1,273	1,296
Mativ Holdings, Inc., 6.9%, 10/1/26	(h)(i)	Chemicals	152	148	150
MGM Resorts International, 4.6%, 9/1/26	(i)	Lodging	1,953	1,913	1,882
MGM Resorts International, 4.8%, 10/15/28	(i)	Lodging	1,237	1,158	1,155
MGM Resorts International, 5.8%, 6/15/25	(i)	Lodging	618	616	615

See notes to unaudited consolidated financial statements.
8

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
MGM Resorts International, 6.8%, 5/1/25	(i)	Lodging	$1,596	$1,596	$1,595
Mineral Resources Ltd., 8.5%, 5/1/30	(h)(i)	Iron/Steel	585	588	600
Mineral Resources Ltd., 9.3%, 10/1/28	(h)(i)	Iron/Steel	1,556	1,556	1,633
MIWD Holdco II LLC / MIWD Finance Corp., 5.5%, 2/1/30	(h)	Building Materials	3,511	2,971	3,183
Moss Creek Resources Holdings, Inc., 7.5%, 1/15/26	(h)(i)	Oil & Gas	188	179	188
Moss Creek Resources Holdings, Inc., 10.5%, 5/15/27	(h)(i)	Oil & Gas	750	743	768
MPT Operating Partnership LP / MPT Finance Corp., 1.0%, 10/15/26	(i)	Real Estate Investment Trusts	€3,625	3,126	3,176
MPT Operating Partnership LP / MPT Finance Corp., 3.5%, 3/15/31	(i)	Real Estate Investment Trusts	$1,932	1,349	1,297
MPT Operating Partnership LP / MPT Finance Corp., 3.7%, 6/5/28	(i)	Real Estate Investment Trusts	£1,122	1,040	1,062
MPT Operating Partnership LP / MPT Finance Corp., 4.6%, 8/1/29	(i)	Real Estate Investment Trusts	$3,639	2,727	2,726
MPT Operating Partnership LP / MPT Finance Corp., 5.0%, 10/15/27	(i)	Real Estate Investment Trusts	1,110	879	909
MPT Operating Partnership LP/MPT Finance Corp., 2.5%, 3/24/26	(i)	Real Estate Investment Trusts	£960	1,078	1,037
Nabors Industries Ltd., 7.5%, 1/15/28	(h)(i)	Oil & Gas	$769	707	730
Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28	(h)(i)	Diversified Financial Services	359	323	338
Nationstar Mortgage Holdings, Inc., 7.1%, 2/1/32	(h)(i)	Diversified Financial Services	582	577	574
NatWest Group PLC, 5.1%, 5/12/27 (fixed, converts to FRN on 5/12/27)	(i)(m)(o)	Banks	£2,655	2,721	3,023
NatWest Group PLC, 8.0%, 8/10/25 (fixed, converts to FRN on 8/10/25)	(i)(m)(o)	Banks	$6,632	6,551	6,648
NCL Corp. Ltd., 7.8%, 2/15/29	(h)(i)	Leisure Time	1,366	1,398	1,396
Necessity Retail REIT, Inc. / American Finance Operating Partner LP, 4.5%, 9/30/28	(h)(i)	Real Estate Investment Trusts	1,502	1,251	1,283
Newfold Digital Holdings Group, Inc., 6.0%, 2/15/29	(h)(i)	Internet	1,564	1,205	1,174
Nokia OYJ, 6.6%, 5/15/39	(i)	Telecommunications	1,280	1,238	1,215
Northern Oil & Gas, Inc., 8.1%, 3/1/28	(h)(i)	Oil & Gas	332	330	336
Northern Oil & Gas, Inc., 8.8%, 6/15/31	(h)(i)(k)	Oil & Gas	2,755	2,778	2,901
NOVA Chemicals Corp., 4.3%, 5/15/29	(h)(i)	Chemicals	2,489	2,131	2,086
NOVA Chemicals Corp., 5.3%, 6/1/27	(h)(i)	Chemicals	1,176	1,142	1,108
NRG Energy, Inc., 3.6%, 2/15/31	(h)	Electric	1,955	1,567	1,657
NRG Energy, Inc., 3.9%, 2/15/32	(h)	Electric	1,977	1,563	1,668
NRG Energy, Inc., 5.3%, 6/15/29	(h)(i)	Electric	1,183	1,071	1,120
NRG Energy, Inc., 10.3%, 3/15/28 (fixed, converts to FRN on 3/15/28)	(h)(i)(m)(o)	Electric	6,552	6,368	7,069
Occidental Petroleum Corp., 6.5%, 9/15/36	(i)	Oil & Gas	1,522	1,579	1,572
Occidental Petroleum Corp., 6.6%, 3/15/46	(i)	Oil & Gas	138	142	142
Occidental Petroleum Corp., 8.0%, 6/15/39	(i)	Oil & Gas	632	753	716
Olympus Water U.S. Holding Corp., 5.4%, 10/1/29	(i)(j)	Chemicals	€776	697	727
Olympus Water U.S. Holding Corp., 6.3%, 10/1/29	(h)(i)	Chemicals	$439	403	396
OneMain Finance Corp., 4.0%, 9/15/30	(i)	Diversified Financial Services	20	20	17
OneMain Finance Corp., 5.4%, 11/15/29	(i)	Diversified Financial Services	761	675	704
OneMain Finance Corp., 6.6%, 1/15/28	(i)	Diversified Financial Services	667	644	665

See notes to unaudited consolidated financial statements.
9

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Open Text Corp., 3.9%, 12/1/29	(h)(i)	Software	$137	$113	$120
Open Text Holdings, Inc., 4.1%, 12/1/31	(h)(i)	Software	606	490	520
Pediatrix Medical Group, Inc., 5.4%, 2/15/30	(h)(i)	Healthcare-Services	1,059	922	928
Penn Entertainment, Inc., 4.1%, 7/1/29	(h)(i)	Entertainment	1,368	1,147	1,147
Permian Resources Operating LLC, 9.9%, 7/15/31	(h)(i)	Oil & Gas	1,412	1,445	1,563
Petroleos Mexicanos, 6.0%, 1/28/31	(i)	Oil & Gas	735	570	580
Petroleos Mexicanos, 6.5%, 1/23/29	(i)	Oil & Gas	805	712	714
Petroleos Mexicanos, 6.6%, 6/15/35	(i)	Oil & Gas	727	521	538
PetSmart, Inc. / PetSmart Finance Corp., 7.8%, 2/15/29	(h)(i)(k)	Retail	2,414	2,322	2,297
Pike Corp., 8.6%, 1/31/31	(h)(i)	Electric	1,894	1,955	1,986
Plains All American Pipeline LP, Series B, S+430, 1/16/24	(d)(i)(m)(o)	Pipelines	502	461	499
Post Holdings, Inc., 5.5%, 12/15/29	(h)(i)	Food	823	778	782
Raising Cane’s Restaurants LLC, 9.4%, 5/1/29	(h)(i)	Retail	1,079	1,079	1,159
RingCentral, Inc., 8.5%, 8/15/30	(h)(i)(k)	Software	2,294	2,293	2,337
Royal Caribbean Cruises Ltd., 6.3%, 3/15/32	(h)(i)	Leisure Time	957	955	944
Royal Caribbean Cruises Ltd., 9.3%, 1/15/29	(h)(i)(k)	Leisure Time	1,948	2,054	2,082
SeaWorld Parks & Entertainment, Inc., 5.3%, 8/15/29	(h)(i)	Entertainment	2,288	1,997	2,112
Service Properties Trust, 5.5%, 12/15/27	(i)(k)	Real Estate Investment Trusts	1,500	1,363	1,417
Signal Parent, Inc., 6.1%, 4/1/29	(h)(i)	Commercial Services	1,136	1,127	874
Sirius XM Radio, Inc., 3.9%, 9/1/31	(h)(i)	Media Entertainment	1,544	1,211	1,243
SoftBank Group Corp., 2.1%, 7/6/24	(i)(j)	Telecommunications	€1,331	1,434	1,411
SoftBank Group Corp., 4.8%, 9/19/24	(i)(j)	Telecommunications	$1,159	1,154	1,150
Sprint LLC, 7.1%, 6/15/24	(i)(k)	Telecommunications	3,756	3,761	3,761
Sprint LLC, 7.6%, 2/15/25	(i)	Telecommunications	1,441	1,458	1,453
Standard Industries, Inc., 4.4%, 7/15/30	(h)(i)	Building Materials	2,182	1,954	1,934
Station Casinos LLC, 4.6%, 12/1/31	(h)(i)(k)	Lodging	953	769	836
Sterling Entertainment Enterprises LLC, 10.3%, 1/15/25	(e)	Media Entertainment	813	801	808
Terex Corp., 5.0%, 5/15/29	(h)(i)	Machinery-Construction & Mining	723	677	677
Teva Pharmaceutical Finance Netherlands II BV, 4.5%, 3/1/25	(i)	Pharmaceuticals	€1,189	$1,280	$1,265
Teva Pharmaceutical Finance Netherlands II BV, 6.0%, 1/31/25	(i)	Pharmaceuticals	670	730	720
Teva Pharmaceutical Finance Netherlands III BV, 7.1%, 1/31/25	(i)	Pharmaceuticals	$944	950	947
Thor Industries, Inc., 4.0%, 10/15/29	(h)(i)	Home Builders	3,221	2,733	2,789
TI Automotive Finance PLC, 3.8%, 4/15/29	(i)(j)	Auto Parts & Equipment	€3,880	3,665	3,829
Tidewater, Inc., 10.4%, 7/3/28	(h)(i)	Oil & Gas	$1,100	1,090	1,177
TransDigm, Inc., 5.5%, 11/15/27	(i)	Aerospace/Defense	2,346	2,295	2,282
TUI Cruises GmbH, 6.5%, 5/15/26	(i)(j)	Leisure Time	€5,727	6,124	6,196
Twilio, Inc., 3.9%, 3/15/31	(i)	Software	$1,110	964	962
Uber Technologies, Inc., 8.0%, 11/1/26	(h)(i)	Internet	2,134	2,158	2,157
UniCredit SpA, 7.3%, 4/2/34 (fixed, converts to FRN on 4/2/29)	(h)(i)(m)	Banks	200	205	202
UniCredit SpA, 8.0%, 6/3/24 (fixed, converts to FRN on 6/3/24)	(i)(j)(m)(o)	Banks	1,573	1,571	1,575

See notes to unaudited consolidated financial statements.
10

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Vibrantz Technologies, Inc., 9.0%, 2/15/30	(h)(i)	Chemicals	$3,751	$3,492	$3,486
VICI Properties LP / VICI Note Co., Inc., 4.6%, 6/15/25	(h)(i)	Real Estate Investment Trusts	907	892	893
Viking Cruises Ltd., 7.0%, 2/15/29	(h)(i)(k)	Leisure Time	4,391	3,984	4,378
Viper Energy, Inc., 7.4%, 11/1/31	(h)(i)	Oil & Gas	706	706	728
Vistra Corp., 7.0%, 12/15/26 (fixed, converts to FRN on 12/15/26)	(h)(i)(m)(o)	Electric	972	891	961
Vistra Corp., 8.0%, 10/15/26 (fixed, converts to FRN on 10/15/26)	(h)(i)(m)(o)	Electric	3,064	2,998	3,098
Vistra Corp., Series C, 8.9%, 1/15/29 (fixed, converts to FRN on 1/15/29)	(h)(i)(m)(o)	Electric	3,259	3,338	3,367
WR Grace Holdings LLC, 5.6%, 8/15/29	(h)(i)	Chemicals	1,573	1,340	1,410
XPO, Inc., 7.1%, 2/1/32	(h)(i)(k)	Transportation	1,090	1,090	1,097
ZoomInfo Technologies LLC / ZoomInfo Finance Corp., 3.9%, 2/1/29	(h)(i)	Software	1,124	972	993
Total Unsecured Bonds				295,369	300,521

Collateralized Loan Obligation (CLO) / Structured Credit—29.6%
37 Capital CLO 1 Ltd., Series 2021-1A, Class D, ABS, S+3.8%, 9.1%, 10/15/34	(d)(h)(m)	USD CLO	655	620	654
Accunia European CLO II DAC, Series 2X, Class D, ABS, E+3.0%, 6.9%, 10/15/30	(d)(j)(m)	EUR CLO	€670	665	716
Accunia European CLO III DAC, Series 3X, Class D, ABS, E+3.1%, 6.9%, 1/20/31	(d)(j)(m)	EUR CLO	240	274	256
Alba PLC, Series 2007-1, Class C, CMO, SONIA+0.4%, 5.6%, 3/17/39	(d)(j)(m)	GBP CLO	£478	518	560
Alinea CLO Ltd., Series 2018-1A, Class D, ABS, S+3.4%, 8.7%, 7/20/31	(d)(h)(m)	USD CLO	$595	585	596
AMMC CLO XIII Ltd., Series 2013-13A, Class B1LR, ABS, S+3.9%, 9.2%, 7/24/29	(d)(h)(m)	USD CLO	540	516	541
Anchorage Capital CLO 20 Ltd., Series 2021-20A, Class D, ABS, S+3.9%, 9.2%, 1/20/35	(d)(h)(m)	USD CLO	455	424	452
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class C, ABS, S+2.1%, 7.4%, 1/28/31	(d)(h)(i)(k)(m)	USD CLO	855	822	855
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class D, ABS, S+2.9%, 8.2%, 1/28/31	(d)(h)(m)	USD CLO	250	241	248
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class DR2, ABS, S+3.9%, 9.2%, 10/27/34	(d)(h)(m)	USD CLO	250	228	249
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class CR, ABS, E+2.4%, 6.3%, 4/15/34	(d)(j)(m)	EUR CLO	€410	376	436
Anchorage Capital Europe CLO 3 DAC, Series 3X, Class D, ABS, E+3.8%, 7.7%, 7/15/32	(d)(j)(m)	EUR CLO	745	796	795
Anchorage Credit Funding 10 Ltd., Series 2020-10A, Class EV, ABS, 7.1%, 4/25/38	(h)	USD CLO	$250	236	221
Anchorage Credit Funding 12 Ltd., Series 2020-12A, Class D, ABS, 5.9%, 10/25/38	(h)	USD CLO	295	295	272
Anchorage Credit Funding 2 Ltd., Series 2015-2A, Class ERV, ABS, 7.0%, 4/25/38	(h)	USD CLO	250	233	225
Anchorage Credit Funding 3 Ltd., Series 2016-3A, Class DR, ABS, 5.8%, 1/28/39	(h)	USD CLO	250	250	229

See notes to unaudited consolidated financial statements.
11

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Anchorage Credit Funding 3 Ltd., Series 2016-3A, Class ER, ABS, 7.2%, 1/28/39	(h)	USD CLO	$410	$388	$362
Anchorage Credit Funding 6 Ltd., Series 2018-6A, Class E, ABS, 6.9%, 7/25/36	(h)	USD CLO	570	548	519
Apex Credit CLO Ltd., Series 2018-1A, Class C, ABS, S+2.2%, 7.5%, 4/25/31	(d)(h)(m)	USD CLO	1,375	1,324	1,360
Apidos CLO XXVIII Ltd., Series 2017-28A, Class C, ABS, S+2.8%, 8.1%, 1/20/31	(d)(h)(m)	USD CLO	835	812	829
Aqueduct European CLO DAC, Series 2019-4X, Class CR, ABS, E+2.0%, 5.9%, 7/15/32	(d)(j)(m)	EUR CLO	€525	526	555
Arbour CLO VII DAC, Series 7A, Class B2E, ABS, E+1.8%, 5.7%, 3/15/33	(d)(h)(m)	EUR CLO	250	239	265
ARES European CLO IX DAC, Series 9X, Class C, ABS, E+1.6%, 5.5%, 10/14/30	(d)(j)(m)	EUR CLO	715	760	750
ARES European CLO IX DAC, Series 9X, Class E, ABS, E+4.4%, 8.3%, 10/14/30	(d)(j)(m)	EUR CLO	290	321	304
ARES European CLO VI DAC, Series 2013-6X, Class ER, ABS, E+5.3%, 9.2%, 4/15/30	(d)(j)(m)	EUR CLO	340	385	363
ARES European CLO X DAC, Series 10X, Class CR, ABS, E+1.9%, 5.8%, 10/15/31	(d)(j)(m)	EUR CLO	795	815	836
ARES European CLO XII DAC, Series 12X, Class DR, ABS, E+3.0%, 6.9%, 4/20/32	(d)(j)(m)	EUR CLO	290	304	306
ARES XL CLO Ltd., Series 2016-40A, Class BRR, ABS, S+2.1%, 7.4%, 1/15/29	(d)(h)(m)	USD CLO	$350	337	351
ARES XLIX CLO Ltd., Series 2018-49A, Class D, ABS, S+3.3%, 8.6%, 7/22/30	(d)(h)(m)	USD CLO	250	246	250
ARES XXXVII CLO Ltd., Series 2015-4A, Class BR, ABS, S+2.1%, 7.4%, 10/15/30	(d)(h)(m)	USD CLO	250	246	249
ARES XXXVII CLO Ltd., Series 2015-4A, Class CR, ABS, S+2.9%, 8.2%, 10/15/30	(d)(h)(m)	USD CLO	2,070	2,009	2,071
ARES XXXVR CLO Ltd., Series 2015-35RA, Class D, ABS, S+3.3%, 8.6%, 7/15/30	(d)(h)(m)	USD CLO	250	250	251
Armada Euro CLO III DAC, Series 3A, Class DR, ABS, E+3.3%, 7.2%, 7/15/31	(d)(h)(m)	EUR CLO	€880	862	940
Atrium IX, Series 9A, Class CR2, ABS, S+2.3%, 7.6%, 5/28/30	(d)(h)(i)(k)(m)	USD CLO	$2,520	2,415	2,517
Atrium IX, Series 9A, Class DR, ABS, S+3.9%, 9.2%, 5/28/30	(d)(h)(m)	USD CLO	1,195	1,180	1,199
Atrium XIII, Series 13A, Class C, ABS, S+2.1%, 7.4%, 11/21/30	(d)(h)(m)	USD CLO	430	417	429
Atrium XIV LLC, Series 14A, Class D, ABS, S+3.2%, 8.5%, 8/23/30	(d)(h)(m)	USD CLO	250	239	250
Aurium CLO III DAC, Series 3X, Class D, ABS, E+3.1%, 7.0%, 4/16/30	(d)(j)(m)	EUR CLO	€300	318	318
Aurium CLO IV DAC, Series 4X, Class D, ABS, E+2.3%, 6.2%, 1/16/31	(d)(j)(m)	EUR CLO	305	307	317
Aurium CLO VII DAC, Series 7X, Class D, ABS, E+3.1%, 7.0%, 5/15/34	(d)(j)(m)	EUR CLO	380	396	405
Avoca Capital CLO X Ltd., Series 10X, Class DRR, ABS, E+3.1%, 7.0%, 4/15/35	(d)(j)(m)	EUR CLO	1,130	1,129	1,200

See notes to unaudited consolidated financial statements.
12

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Avoca CLO XI DAC, Series 11X, Class DR, ABS, E+3.1%, 7.0%, 7/15/30	(d)(j)(m)	EUR CLO	€490	$499	$524
Avoca CLO XI DAC, Series 11X, Class ER, ABS, E+5.0%, 8.9%, 7/15/30	(d)(j)(m)	EUR CLO	210	227	224
Avoca CLO XIII DAC, Series 13X, Class ERR, ABS, E+6.2%, 10.1%, 4/15/34	(d)(j)(m)	EUR CLO	240	231	255
Avoca CLO XIX DAC, Series 19X, Class D, ABS, E+3.2%, 7.1%, 10/15/31	(d)(j)(m)	EUR CLO	840	867	899
Avoca CLO XV DAC, Series 15X, Class ER, ABS, E+4.1%, 8.0%, 4/15/31	(d)(j)(m)	EUR CLO	360	389	372
Avoca CLO XVII DAC, Series 17X, Class CRR, ABS, E+2.2%, 6.1%, 10/15/32	(d)(j)(m)	EUR CLO	860	891	907
Avoca CLO XVIII DAC, Series 18X, Class E, ABS, E+4.6%, 8.5%, 4/15/31	(d)(j)(m)	EUR CLO	195	216	208
Avoca CLO XXII DAC, Series 22A, Class D, ABS, E+2.9%, 6.8%, 4/15/35	(d)(h)(m)	EUR CLO	360	321	378
Avoca CLO XXIII DAC, Series 23X, Class D, ABS, E+3.1%, 7.0%, 4/15/34	(d)(j)(m)	EUR CLO	285	275	305
Avoca CLO XXIV DAC, Series 24X, Class DR, ABS, E+3.0%, 6.9%, 7/15/34	(d)(j)(m)	EUR CLO	165	164	174
Avoca CLO XXVI DAC, Series 26X, Class B1, ABS, E+1.8%, 5.7%, 4/15/35	(d)(j)(m)	EUR CLO	355	380	374
Bain Capital Euro CLO DAC, Series 2018-2X, Class D, ABS, E+3.2%, 7.1%, 1/20/32	(d)(j)(m)	EUR CLO	370	361	387
Bain Capital Euro CLO DAC, Series 2021-2X, Class D, ABS, E+3.4%, 7.3%, 7/17/34	(d)(j)(m)	EUR CLO	355	374	367
Barings Euro CLO DAC, Series 2018-1X, Class D, ABS, E+2.3%, 6.2%, 4/15/31	(d)(j)(m)	EUR CLO	190	197	203
Barings Euro CLO DAC, Series 2019-1X, Class CR, ABS, E+3.0%, 6.9%, 10/15/34	(d)(j)(m)	EUR CLO	245	251	262
Barings Euro CLO DAC, Series 2018-2X, Class D, ABS, E+3.2%, 7.1%, 10/15/31	(j)(m)	EUR CLO	920	1,080	983
Barings Euro CLO DAC, Series 2018-3A, Class DE, ABS, E+3.7%, 7.6%, 7/27/31	(d)(h)(m)	EUR CLO	480	525	505
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class B, ABS, S+2.3%, 7.6%, 10/15/30	(d)(h)(m)	USD CLO	$400	386	401
Betony CLO 2 Ltd., Series 2018-1A, Class C, ABS, S+3.2%, 8.5%, 4/30/31	(d)(h)(m)	USD CLO	595	578	596
Bilbao CLO I DAC, Series 1X, Class B, ABS, E+1.7%, 5.6%, 7/20/31	(d)(j)(m)	EUR CLO	€515	528	547
Bilbao CLO I DAC, Series 1X, Class C, ABS, E+2.6%, 6.4%, 7/20/31	(d)(j)(m)	EUR CLO	550	568	587
Bilbao CLO II DAC, Series 2X, Class BR, ABS, E+2.1%, 6.0%, 8/20/35	(d)(j)(m)	EUR CLO	495	517	522
Bilbao CLO III DAC, Series 3X, Class BR, ABS, E+2.0%, 5.9%, 5/17/34	(d)(j)(m)	EUR CLO	490	510	512
Birch Grove CLO 2 Ltd., Series 2021-2A, Class D2, ABS, S+5.2%, 10.5%, 10/19/34	(d)(h)(m)	USD CLO	$605	599	586
Birch Grove CLO 3 Ltd., Series 2021-3A, Class D2, ABS, S+5.4%, 10.7%, 1/19/35	(d)(h)(m)	USD CLO	885	876	857

See notes to unaudited consolidated financial statements.
13

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Black Diamond CLO DAC, Series 2017-2X, Class CNE, ABS, E+2.0%, 5.8%, 1/20/32	(d)(j)(m)	EUR CLO	€590	$610	$629
Black Diamond CLO Ltd., Series 2017-1A, Class C, ABS, S+4.2%, 9.5%, 4/24/29	(d)(h)(m)	USD CLO	$590	581	592
BlackRock European CLO 1 DAC, Series 1X, Class DR, ABS, E+2.3%, 6.2%, 3/15/31	(d)(j)(m)	EUR CLO	€300	300	317
BlackRock European CLO IV DAC, Series 4X, Class D, ABS, E+2.7%, 6.6%, 7/15/30	(d)(j)(m)	EUR CLO	900	941	952
BlackRock European CLO X DAC, Series 10X, Class B1R, ABS, E+1.8%, 5.7%, 10/15/34	(d)(j)(m)	EUR CLO	260	267	274
BlueMountain CLO Ltd., Series 2015-4A, Class CR, ABS, S+2.2%, 7.5%, 4/20/30	(d)(h)(m)	USD CLO	$1,080	1,058	1,080
BlueMountain CLO Ltd., Series 2018-1A, Class C, ABS, S+2.3%, 7.6%, 7/30/30	(d)(h)(m)	USD CLO	250	243	250
BlueMountain Fuji EUR CLO V DAC, Series 5X, Class C, ABS, E+2.5%, 6.4%, 1/15/33	(d)(j)(m)	EUR CLO	€865	869	921
BlueMountain Fuji EUR CLO V DAC, Series 5X, Class D, ABS, E+3.9%, 7.8%, 1/15/33	(d)(j)(m)	EUR CLO	160	164	171
BlueMountain Fuji U.S. CLO III Ltd., Series 2017-3A, Class D, ABS, S+2.7%, 8.0%, 1/15/30	(d)(h)(m)	USD CLO	$250	$240	$247
BNPP AM Euro CLO DAC, Series 2017-1X, Class B, ABS, E+1.6%, 5.5%, 10/15/31	(d)(j)(m)	EUR CLO	€380	395	400
Bosphorus CLO V DAC, Series 5A, Class DE, ABS, E+4.8%, 8.7%, 12/12/32	(d)(h)(m)	EUR CLO	320	354	342
BRAVO Residential Funding Trust, Series 2023-NQM7, Class B1, CMO, 8.0%, 9/25/63	(h)(m)	USD CLO	$1,195	1,189	1,189
BRAVO Residential Funding Trust, Series 2024-NQM1, Class B1, ABS, 8.0%, 12/1/63	(h)	USD CLO	511	511	509
BRAVO Residential Funding Trust, Series 2024-NQM3, Class B1, CMO, 8.1%, 3/25/64	(h)(m)	USD CLO	755	755	754
BRAVO Residential Funding Trust, Series 2024-NQM1, Class B2, ABS, 8.2%, 12/1/63	(h)(m)	USD CLO	220	210	216
BRAVO Residential Funding Trust, Series 2024-NQM3, Class B2, CMO, 8.4%, 3/25/64	(h)(m)	USD CLO	400	392	394
Bridgepoint CLO 2 DAC, Series 2X, Class C, ABS, E+2.0%, 5.9%, 4/15/35	(d)(j)(m)	EUR CLO	€300	294	312
Bridgepoint CLO 2 DAC, Series 2X, Class D, ABS, E+3.0%, 6.9%, 4/15/35	(d)(j)(m)	EUR CLO	310	309	328
Bridgepoint CLO 3 DAC, Series 3X, Class D, ABS, E+3.4%, 7.3%, 1/15/36	(d)(j)(m)	EUR CLO	290	293	310
Business Jet Securities LLC, Series 2024-1A, Class C, ABS, 9.1%, 5/15/39	(h)	USD CLO	$620	620	621
Buttermilk Park CLO Ltd., Series 2018-1A, Class C, ABS, S+2.4%, 7.7%, 10/15/31	(d)(h)(m)	USD CLO	250	241	250
BX Trust, Series 2019-OC11, Class E, 4.1%, 12/9/41	(h)(m)	Commercial MBS	1,130	937	949
BX Trust, Series 2021-ARIA, Class D, S+2.0%, 7.3%, 10/15/36	(d)(h)(m)	Commercial MBS	765	731	763
BX Trust, Series 2021-ARIA, Class E, S+2.4%, 7.7%, 10/15/36	(d)(h)(m)	Commercial MBS	855	811	853

See notes to unaudited consolidated financial statements.
14

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
BX Trust, Series 2021-ARIA, Class F, S+2.7%, 8.0%, 10/15/36	(d)(h)(m)	Commercial MBS	$2,070	$1,949	$2,063
BX Trust, Series 2018-BILT, Class E, S+2.7%, 8.0%, 5/15/30	(d)(h)(m)	Commercial MBS	1,130	1,115	1,127
Cairn CLO IX DAC, Series 2018-9X, Class C, ABS, E+1.5%, 5.4%, 4/25/32	(d)(j)(m)	EUR CLO	€415	397	433
Cairn CLO VII DAC, Series 2016-7X, Class E, ABS, E+6.4%, 10.2%, 1/31/30	(d)(j)(m)	EUR CLO	440	487	471
Cairn CLO XIV DAC, Series 2021-14A, Class B1, ABS, E+1.7%, 5.6%, 10/29/34	(d)(h)(m)	EUR CLO	250	242	264
Cairn CLO XIV DAC, Series 2021-14X, Class C, ABS, E+2.1%, 6.0%, 10/29/34	(d)(j)(m)	EUR CLO	320	334	332
Cairn CLO XV DAC, Series 2022-15X, Class B1, ABS, E+1.8%, 5.7%, 4/15/36	(d)(j)(m)	EUR CLO	410	361	431
Canyon Capital CLO Ltd., Series 2014-1A, Class BR, ABS, S+2.1%, 7.4%, 1/30/31	(d)(h)(m)	USD CLO	$665	635	663
Canyon Capital CLO Ltd., Series 2016-2A, Class CR, ABS, S+2.5%, 7.8%, 10/15/31	(d)(h)(m)	USD CLO	285	281	285
Canyon Capital CLO Ltd., Series 2017-1A, Class DR, ABS, S+3.3%, 8.6%, 7/15/30	(d)(h)(m)	USD CLO	1,090	1,071	1,086
Canyon Capital CLO Ltd., Series 2012-1RA, Class D, ABS, S+3.3%, 8.6%, 7/15/30	(d)(h)(m)	USD CLO	795	783	797
Capital Four CLO I DAC, Series 1X, Class C, ABS, E+2.6%, 6.5%, 1/15/33	(d)(j)(m)	EUR CLO	€440	476	469
Capital Four CLO II DAC, Series 2X, Class C, ABS, E+2.7%, 6.6%, 1/15/34	(d)(j)(m)	EUR CLO	290	265	309
Capital Four CLO III DAC, Series 3X, Class B1, ABS, E+1.8%, 5.7%, 10/15/34	(d)(j)(m)	EUR CLO	545	494	577
Carbone CLO Ltd., Series 2017-1A, Class B, ABS, S+2.1%, 7.4%, 1/20/31	(d)(h)(m)	USD CLO	$545	515	544
Carlyle Euro CLO DAC, Series 2018-2X, Class B1, ABS, E+2.1%, 6.1%, 8/28/31	(d)(j)(m)	EUR CLO	€255	272	271
Carlyle Euro CLO DAC, Series 2017-3X, Class C, ABS, E+2.5%, 6.4%, 1/15/31	(d)(j)(m)	EUR CLO	160	159	166
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class DRR, ABS, S+2.9%, 8.2%, 1/15/31	(d)(h)(m)	USD CLO	$690	682	675
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class CR, ABS, S+3.6%, 8.9%, 8/14/30	(d)(h)(m)	USD CLO	435	419	436
Carlyle Global Market Strategies Euro CLO DAC, Series 2016-2X, Class BRR, ABS, E+2.4%, 6.3%, 4/15/34	(d)(j)(m)	EUR CLO	€525	565	551
Carlyle Global Market Strategies Euro CLO DAC, Series 2015-3X, Class C1RE, ABS, E+2.6%, 6.5%, 7/15/30	(d)(j)(m)	EUR CLO	275	323	293
Carlyle Global Market Strategies Euro CLO DAC, Series 2020-1X, Class D, ABS, E+5.4%, 9.3%, 4/15/33	(d)(j)(m)	EUR CLO	250	291	245
Carlyle U.S. CLO Ltd., Series 2017-5A, Class B, ABS, S+2.1%, 7.4%, 1/20/30	(d)(h)(m)	USD CLO	$440	412	440
Carlyle U.S. CLO Ltd., Series 2017-4A, Class C, ABS, S+3.1%, 8.4%, 1/15/30	(d)(h)(m)	USD CLO	250	236	249

See notes to unaudited consolidated financial statements.
15

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Carlyle U.S. CLO Ltd., Series 2018-2A, Class C, ABS, S+3.2%, 8.5%, 10/15/31	(d)(h)(m)	USD CLO	$305	$301	$305
CarVal CLO VC Ltd., Series 2021-2A, Class C, ABS, S+2.5%, 7.8%, 10/15/34	(d)(h)(m)	USD CLO	355	335	353
Catalyst Healthcare Manchester Financing PLC, Series AMBC, 2.4%, 9/30/40	(i)	Healthcare-Services	£233	587	535
Catamaran CLO Ltd., Series 2014-1A, Class CR, ABS, S+3.7%, 9.0%, 4/22/30	(d)(h)(m)	USD CLO	$250	244	243
Cedar Funding VII CLO Ltd., Series 2018-7A, Class C, ABS, S+2.0%, 7.3%, 1/20/31	(d)(h)(m)	USD CLO	395	388	393
Cedar Funding VII CLO Ltd., Series 2018-7A, Class D, ABS, S+2.8%, 8.1%, 1/20/31	(d)(h)(m)	USD CLO	250	237	250
CIFC European Funding CLO III DAC, Series 3X, Class D, ABS, E+3.6%, 7.5%, 1/15/34	(d)(j)(m)	EUR CLO	€355	355	383
CIFC European Funding CLO IV DAC, Series 4X, Class D, ABS, E+3.1%, 7.0%, 8/18/35	(d)(j)(m)	EUR CLO	280	248	298
CIFC European Funding CLO V DAC, Series 5X, Class D, ABS, E+3.2%, 7.1%, 11/23/34	(d)(j)(m)	EUR CLO	520	473	551
CIFC Funding Ltd., Series 2017-2X, Class CR, ABS, S+2.1%, 7.4%, 4/20/30	(j)(m)	USD CLO	$250	233	250
CIFC Funding Ltd., Series 2013-4A, Class DRR, ABS, S+3.1%, 8.4%, 4/27/31	(d)(h)(m)	USD CLO	605	570	603
CIFC Funding Ltd., Series 2018-2A, Class C, ABS, S+3.1%, 8.4%, 4/20/31	(d)(h)(m)	USD CLO	325	304	325
CIFC Funding Ltd., Series 2013-2A, Class B1LR, ABS, S+3.3%, 8.6%, 10/18/30	(d)(h)(m)	USD CLO	625	620	623
Clover CLO LLC, Series 2021-2A, Class C, ABS, S+2.3%, 7.6%, 7/20/34	(d)(h)(m)	USD CLO	625	610	619
Clover Credit Partners CLO III Ltd., Series 2017-1A, Class D, ABS, S+4.0%, 9.3%, 10/15/29	(d)(h)(m)	USD CLO	1,710	1,691	1,712
Contego CLO V DAC, Series 5X, Class D, ABS, E+2.7%, 6.6%, 1/15/31	(d)(j)(m)	EUR CLO	€275	278	291
CVC Cordatus Loan Fund III DAC, Series 3X, Class DRR, ABS, E+2.6%, 6.5%, 8/15/32	(d)(j)(m)	EUR CLO	850	841	899
CVC Cordatus Loan Fund VII DAC, Series 7X, Class DRR, ABS, E+2.9%, 6.8%, 9/15/31	(d)(j)(m)	EUR CLO	285	262	303
CVC Cordatus Loan Fund X DAC, Series 10X, Class C, ABS, E+1.6%, 5.5%, 1/27/31	(d)(j)(m)	EUR CLO	200	206	211
CVC Cordatus Loan Fund X DAC, Series 10X, Class D, ABS, E+2.5%, 6.4%, 1/27/31	(d)(j)(m)	EUR CLO	190	207	200
CVC Cordatus Loan Fund XI DAC, Series 11X, Class CR, ABS, E+1.9%, 5.8%, 10/15/31	(d)(j)(m)	EUR CLO	420	433	441
CVC Cordatus Loan Fund XV DAC, Series 15X, Class E, ABS, E+5.8%, 9.7%, 8/26/32	(d)(j)(m)	EUR CLO	1,255	1,325	1,313
CVC Cordatus Loan Fund XVIII DAC, Series 18X, Class CR, ABS, E+2.2%, 6.1%, 7/29/34	(d)(j)(m)	EUR CLO	310	319	327
CVC Cordatus Loan Fund XXII DAC, Series 22X, Class D, ABS, E+3.2%, 7.1%, 12/15/34	(d)(j)(m)	EUR CLO	475	456	500
Dartry Park CLO DAC, Series 1X, Class BRR, ABS, E+2.3%, 6.2%, 1/28/34	(d)(j)(m)	EUR CLO	355	338	375

See notes to unaudited consolidated financial statements.
16

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Dewolf Park CLO Ltd., Series 2017-1A, Class DR, ABS, S+3.1%, 8.4%, 10/15/30	(d)(h)(m)	USD CLO	$1,065	$1,044	$1,065
Diamond CLO Ltd., Series 2019-1A, Class E, ABS, S+8.3%, 13.6%, 4/25/29	(d)(h)(m)	USD CLO	529	530	530
Dryden 41 Senior Loan Fund, Series 2015-41A, Class CR, ABS, S+2.0%, 7.3%, 4/15/31	(d)(h)(m)	USD CLO	250	241	250
Dryden 59 Euro CLO DAC, Series 2017-59X, Class D1, ABS, E+2.4%, 6.3%, 5/15/32	(d)(j)(m)	EUR CLO	€365	392	380
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, ABS, S+2.1%, 7.4%, 4/15/29	(d)(h)(m)	USD CLO	$350	338	350
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class B1LR, ABS, S+3.4%, 8.7%, 8/15/30	(d)(h)(m)	USD CLO	435	421	436
Eaton Vance CLO Ltd., Series 2014-1RA, Class C, ABS, S+2.4%, 7.7%, 7/15/30	(d)(h)(m)	USD CLO	325	319	325
Eaton Vance CLO Ltd., Series 2014-1RA, Class D, ABS, S+3.3%, 8.6%, 7/15/30	(d)(h)(m)	USD CLO	250	238	249
Elevation CLO Ltd., Series 2018-3A, Class CR, ABS, S+2.7%, 8.1%, 1/25/35	(d)(h)(m)	USD CLO	500	489	495
Elevation CLO Ltd., Series 2017-8A, Class D, ABS, S+3.1%, 8.5%, 10/25/30	(d)(h)(m)	USD CLO	775	762	763
Elevation CLO Ltd., Series 2018-9A, Class D, ABS, S+3.8%, 9.1%, 7/15/31	(d)(h)(m)	USD CLO	865	860	860
Elevation CLO Ltd., Series 2021-14A, Class D2, ABS, S+5.3%, 10.6%, 10/20/34	(d)(h)(m)	USD CLO	630	622	599
Ellington CLO I Ltd., Series 2017-1A, Class DR, ABS, S+3.6%, 8.9%, 10/15/29	(d)(h)(m)	USD CLO	410	400	401
Ellington CLO II Ltd., Series 2017-2A, Class D, ABS, S+3.9%, 9.2%, 2/15/29	(d)(h)(m)	USD CLO	500	488	496
Ellington CLO IV Ltd., Series 2019-4A, Class D1, ABS, S+5.8%, 11.1%, 4/15/29	(d)(h)(m)	USD CLO	585	580	588
Erna SRL, Series 1, Class A, E+2.3%, 6.2%, 7/25/31	(d)(j)(m)	Commercial MBS	€154	178	164
Euro-Galaxy III CLO DAC, Series 2013-3X, Class BR2, ABS, E+1.4%, 5.3%, 4/24/34	(d)(j)(m)	EUR CLO	955	988	1,004
Euro-Galaxy III CLO DAC, Series 2013-3X, Class DRRR, ABS, E+3.3%, 7.1%, 4/24/34	(d)(j)(m)	EUR CLO	230	243	243
Euro-Galaxy V CLO DAC, Series 2016-5A, Class CRR, ABS, E+2.4%, 6.3%, 2/15/34	(d)(h)(m)	EUR CLO	345	312	364
Euro-Galaxy V CLO DAC, Series 2016-5X, Class DRR, ABS, E+3.7%, 7.6%, 2/15/34	(d)(j)(m)	EUR CLO	440	465	466
Euro-Galaxy VII CLO DAC, Series 2019-7X, Class CR, ABS, E+2.4%, 6.3%, 7/25/35	(d)(j)(m)	EUR CLO	895	886	951
Euro-Galaxy VII CLO DAC, Series 2019-7X, Class DR, ABS, E+3.5%, 7.4%, 7/25/35	(d)(j)(m)	EUR CLO	1,210	1,198	1,285
Fair Oaks Loan Funding I DAC, Series 1X, Class DR, ABS, E+3.4%, 7.3%, 4/15/34	(d)(j)(m)	EUR CLO	385	380	412
Fair Oaks Loan Funding II DAC, Series 2X, Class DR, ABS, E+3.1%, 7.0%, 4/15/34	(d)(j)(m)	EUR CLO	370	383	390
Fair Oaks Loan Funding III DAC, Series 3X, Class DR, ABS, E+3.0%, 6.9%, 10/15/34	(d)(j)(m)	EUR CLO	945	937	995

See notes to unaudited consolidated financial statements.
17

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Series 2023-MN7, Class M1, ABS, S+3.6%, 8.9%, 9/25/43	(d)(h)(m)	Commercial MBS	$1,600	$1,600	$1,612
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA7, Class M2, CMO, S+1.8%, 7.1%, 11/25/41	(d)(h)(m)	USD CLO	985	941	994
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-HQA2, Class M2, CMO, S+2.1%, 7.4%, 12/25/33	(d)(h)(m)	USD CLO	634	606	647
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-HQA1, Class M2, CMO, S+2.3%, 7.6%, 8/25/33	(d)(h)(m)	USD CLO	381	368	391
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2022-DNA2, Class M1B, CMO, S+2.4%, 7.7%, 2/25/42	(d)(h)(m)	USD CLO	560	526	573
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA5, Class B1, ABS, S+3.1%, 8.4%, 1/25/34	(d)(h)(m)	USD CLO	555	551	589
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-HQA2, Class B1, ABS, S+3.2%, 8.5%, 12/25/33	(d)(h)(m)	USD CLO	520	513	569
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2023-DNA2, Class M1B, ABS, S+3.3%, 8.6%, 4/25/43	(d)(h)(m)	USD CLO	270	270	285
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2021-DNA3, Class B1, ABS, S+3.5%, 8.8%, 10/25/33	(d)(h)(m)	USD CLO	200	206	222
Federal Home Loan Mortgage Corp. STACR REMICS Trust, Series 2020-HQA5, Class B1, ABS, S+4.0%, 9.3%, 11/25/50	(d)(h)(m)	USD CLO	310	323	351
Federal National Mortgage Association Connecticut Avenue Securities, Series 2024-R02, Class 1B1, CMO, S+2.5%, 7.8%, 2/25/44	(d)(h)(m)	USD CLO	245	245	247
Federal National Mortgage Association Connecticut Avenue Securities, Series 2024-R01, Class 1B1, ABS, S+2.7%, 8.0%, 1/25/44	(d)(h)(m)	USD CLO	455	455	459
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2, CMO, S+1.7%, 7.0%, 12/25/41	(d)(h)(m)	USD CLO	184	168	185
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2021-R02, Class 2M2, ABS, S+2.0%, 7.3%, 11/25/41	(d)(h)(m)	USD CLO	275	266	278
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M2, ABS, S+2.7%, 8.0%, 7/25/43	(d)(h)(m)	USD CLO	230	230	238
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2022-R02, Class 2M2, CMO, S+3.0%, 8.3%, 1/25/42	(d)(h)(m)	USD CLO	1,460	1,419	1,502
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2022-R05, Class 2M2, ABS, S+3.0%, 8.3%, 4/25/42	(d)(h)(m)	USD CLO	260	256	269

See notes to unaudited consolidated financial statements.
18

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, CMO, S+3.1%, 8.4%, 3/25/42	(d)(h)(m)	USD CLO	$435	$420	$454
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, ABS, S+3.1%, 8.4%, 6/25/43	(d)(h)(m)	USD CLO	330	330	347
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, ABS, S+3.6%, 8.9%, 5/25/43	(d)(h)(m)	USD CLO	570	570	608
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2019-R06, Class 2B1, CMO, S+3.9%, 9.2%, 9/25/39	(d)(h)(m)	USD CLO	337	337	352
Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R06, Class 1B1, ABS, S+3.9%, 9.2%, 7/25/43	(d)(h)(m)	USD CLO	105	105	111
Fidelity Grand Harbour CLO DAC, Series 2021-1X, Class C, ABS, E+2.5%, 6.4%, 10/15/34	(d)(j)(m)	EUR CLO	€375	384	399
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class F, 4.1%, 12/10/36	(h)(m)	Commercial MBS	$285	267	275
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class G, 4.1%, 12/10/36	(h)(m)	Commercial MBS	570	528	552
Galaxy XIX CLO Ltd., Series 2015-19A, Class BRR, ABS, S+2.1%, 7.4%, 7/24/30	(d)(h)(m)	USD CLO	520	496	520
Galaxy XX CLO Ltd., Series 2015-20A, Class D1R, ABS, S+2.9%, 8.2%, 4/20/31	(d)(h)(m)	USD CLO	982	975	975
Galaxy XXVII CLO Ltd., Series 2018-27A, Class D, ABS, S+3.0%, 8.3%, 5/16/31	(d)(h)(m)	USD CLO	1,290	1,221	1,290
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class C, ABS, S+2.2%, 7.5%, 7/15/31	(d)(h)(m)	USD CLO	250	243	251
Gallatin CLO IX Ltd., Series 2018-1A, Class D1, ABS, S+3.4%, 8.7%, 1/21/28	(d)(h)(m)	USD CLO	250	248	250
Gallatin CLO IX Ltd., Series 2018-1A, Class E, ABS, S+5.7%, 11.1%, 1/21/28	(d)(h)(m)	USD CLO	1,160	1,142	1,160
GAM FRR2 H Co.	(e)(p)(q)	USD CLO	1	387	379
GAM Re-REMIC Trust, Series 2021-FRR1, Class 1C, 0.0%, 11/29/50	(h)(l)(p)	Commercial MBS	41	30	31
GAM Re-REMIC Trust, Series 2021-FRR1, Class 1D, 0.0%, 11/29/50	(h)(l)(p)	Commercial MBS	60	42	44
GAM Re-REMIC Trust, Series 2021-FRR1, Class 2C, 0.0%, 11/29/50	(h)(l)(p)	Commercial MBS	44	30	32
GAM Re-REMIC Trust, Series 2021-FRR2, Class CK44, 0.0%, 9/27/51	(h)(l)(p)	Commercial MBS	43	36	40
GAM Re-REMIC Trust, Series 2021-FRR2, Class DK49, 0.0%, 9/27/51	(h)(l)(p)	Commercial MBS	34	27	30
GAM Re-REMIC Trust, Series 2021-FRR2, Class D730, 0.0%, 9/27/51	(h)(l)(p)	Commercial MBS	35	29	32
GAM Re-REMIC Trust, Series 2021-FRR2, Class CK78, 0.0%, 9/27/51	(h)(l)(p)	Commercial MBS	29	19	19
GAM Re-REMIC Trust, Series 2021-FRR2, Class BK78, 2.4%, 9/27/51	(h)(m)	Commercial MBS	46	37	36

See notes to unaudited consolidated financial statements.
19

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
GCAT Trust, Series 2024-NQM1, Class B1, ABS, 8.0%, 1/25/59	(h)(m)	USD CLO	$755	$737	$751
Golub Capital Partners 48 LP, Series 2020-48A, Class D, ABS, S+4.1%, 9.4%, 4/17/33	(d)(h)(m)	USD CLO	250	235	249
Golub Capital Partners CLO 50B-R Ltd., Series 2020-50A, Class CR, ABS, S+2.4%, 7.7%, 4/20/35	(d)(h)(m)	USD CLO	310	288	308
Great Wolf Trust, Series 2019-WOLF, Class E, S+3.0%, 8.4%, 12/15/36	(d)(h)(m)	Commercial MBS	1,175	1,149	1,174
Great Wolf Trust, Series 2019-WOLF, Class F, S+3.4%, 8.8%, 12/15/36	(d)(h)(m)	Commercial MBS	368	362	367
Great Wolf Trust, Series 2024-WOLF, Class F, S+4.4%, 9.8%, 3/15/39	(d)(h)(m)	USD CLO	580	579	581
Great Wolf Trust, Series 2024-WOLF, Class G, S+5.4%, 10.8%, 3/15/39	(d)(h)(m)	USD CLO	900	898	901
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class D1R, ABS, S+3.4%, 8.7%, 7/25/27	(d)(h)(m)	USD CLO	548	538	533
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class D2R, ABS, S+3.4%, 8.7%, 7/25/27	(d)(h)(m)	USD CLO	361	354	351
Halcyon Loan Advisors Funding Ltd., Series 2018-2A, Class C, ABS, S+3.7%, 9.0%, 1/22/31	(d)(h)(m)	USD CLO	1,555	1,528	1,543
HalseyPoint CLO II Ltd., Series 2020-2A, Class D, ABS, S+3.3%, 8.6%, 7/20/31	(d)(h)(m)	USD CLO	680	641	680
Harvest CLO XI DAC, Series 11X, Class DR, ABS, E+3.2%, 7.1%, 6/26/30	(d)(j)(m)	EUR CLO	€465	483	499
Harvest CLO XII DAC, Series 12X, Class DR, ABS, E+2.7%, 6.6%, 11/18/30	(d)(j)(m)	EUR CLO	595	602	633
Harvest CLO XIX DAC, Series 19X, Class D, ABS, E+2.6%, 6.5%, 4/14/31	(d)(j)(m)	EUR CLO	660	688	700
Harvest CLO XV DAC, Series 15X, Class DR, ABS, E+2.8%, 6.7%, 11/22/30	(d)(j)(m)	EUR CLO	320	320	341
Harvest CLO XVI DAC, Series 16X, Class CRR, ABS, E+2.1%, 6.0%, 10/15/31	(d)(j)(m)	EUR CLO	870	923	921
Harvest CLO XVIII DAC, Series 18X, Class C, ABS, E+1.7%, 5.6%, 10/15/30	(j)(m)	EUR CLO	1,100	1,112	1,161
Harvest CLO XX DAC, Series 20X, Class DR, ABS, E+3.1%, 7.0%, 10/20/31	(d)(j)(m)	EUR CLO	335	338	358
Harvest CLO XX DAC, Series 20X, Class E, ABS, E+5.3%, 9.2%, 10/20/31	(d)(j)(m)	EUR CLO	520	545	544
Harvest CLO XXII DAC, Series 22X, Class CR, ABS, E+2.3%, 6.2%, 1/15/32	(d)(j)(m)	EUR CLO	235	250	247
Harvest CLO XXIII DAC, Series 23A, Class CE, ABS, E+2.1%, 5.9%, 10/20/32	(h)(m)	EUR CLO	250	250	262
Harvest CLO XXVII DAC, Series 27X, Class D, ABS, E+3.4%, 7.3%, 7/15/34	(d)(j)(m)	EUR CLO	285	274	304
Henley CLO I DAC, Series 1X, Class DR, ABS, E+3.0%, 6.9%, 7/25/34	(d)(j)(m)	EUR CLO	425	409	451
Henley CLO III DAC, Series 3X, Class CR, ABS, E+2.3%, 6.2%, 12/25/35	(d)(j)(m)	EUR CLO	400	414	426
Henley CLO III DAC, Series 3X, Class DR, ABS, E+3.3%, 7.2%, 12/25/35	(d)(j)(m)	EUR CLO	280	292	298

See notes to unaudited consolidated financial statements.
20

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Henley CLO VI DAC, Series 6X, Class D, ABS, E+3.2%, 7.0%, 6/10/34	(d)(j)(m)	EUR CLO	€485	$491	$513
Hilton Orlando Trust, Series 2018-ORL, Class E, ABS, S+2.9%, 8.3%, 12/15/34	(d)(h)(m)	Commercial MBS	$540	537	537
Hilton Orlando Trust, Series 2018-ORL, Class F, ABS, S+3.9%, 9.3%, 12/15/34	(d)(h)(m)	Commercial MBS	930	910	921
HPS Loan Management Ltd., Series 13A-18, Class C, ABS, S+2.4%, 7.7%, 10/15/30	(d)(h)(i)(k)(m)	USD CLO	1,015	965	1,017
JMP Credit Advisors CLO IV Ltd., Series 2017-1A, Class D, ABS, S+4.4%, 9.7%, 7/17/29	(d)(h)(m)	USD CLO	610	600	611
JP Morgan Mortgage Trust, Series 2019-INV1, Class B4, CMO, 4.9%, 10/25/49	(h)(m)	USD CLO	397	353	364
Jubilee CLO DAC, Series 2017-19X, Class C, ABS, E+1.8%, 5.6%, 7/25/30	(d)(j)(m)	EUR CLO	€580	586	597
Jubilee CLO DAC, Series 2021-25A, Class C1, ABS, E+2.3%, 6.2%, 10/15/35	(d)(h)(m)	EUR CLO	285	271	302
Jubilee CLO DAC, Series 2016-17X, Class CR, ABS, E+2.4%, 6.3%, 4/15/31	(d)(j)(m)	EUR CLO	1,050	1,063	1,113
Jubilee CLO DAC, Series 2018-20X, Class D, ABS, E+2.8%, 6.6%, 7/19/31	(d)(j)(m)	EUR CLO	780	778	826
Jubilee CLO DAC, Series 2014-12X, Class DR, ABS, E+2.9%, 6.8%, 4/15/30	(d)(j)(m)	EUR CLO	155	175	166
Jubilee CLO DAC, Series 2021-25X, Class D, ABS, E+3.2%, 7.1%, 10/15/35	(d)(j)(m)	EUR CLO	305	261	320
Jubilee CLO DAC, Series 2014-11X, Class DR, ABS, E+3.3%, 7.2%, 4/15/30	(d)(j)(m)	EUR CLO	305	284	327
Jubilee CLO DAC, Series 2018-21X, Class DR, ABS, E+3.3%, 7.2%, 4/15/35	(d)(j)(m)	EUR CLO	830	816	880
Jubilee CLO DAC, Series 2013-10X, Class DRR, ABS, E+3.6%, 7.5%, 7/15/34	(d)(j)(m)	EUR CLO	175	184	187
Jubilee CLO XXIV DAC, Series 2020-24X, Class D, ABS, E+3.9%, 7.8%, 1/16/34	(d)(j)(m)	EUR CLO	475	508	504
KeyCorp Student Loan Trust, Series 2006-A, Class 2C, ABS, S+1.4%, 6.7%, 3/27/42	(d)(m)	USD CLO	$4,119	3,487	3,490
KKR CLO 32 Ltd., Series 32A, Class C, ABS, S+2.7%, 8.0%, 1/15/32	(d)(h)(m)	USD CLO	250	247	250
LCM XVII LP, Series 17A, Class CRR, ABS, S+2.4%, 7.7%, 10/15/31	(d)(h)(m)	USD CLO	580	549	576
Lehman XS Trust, Series 2007-6, Class 3A2, ABS, 4.3%, 5/25/37		USD CLO	26	27	26
Lehman XS Trust, Series 2007-6, Class 3A4, ABS, 4.3%, 5/25/37		USD CLO	166	171	126
Lehman XS Trust, Series 2007-6, Class 3A31, ABS, 4.3%, 5/25/37		USD CLO	122	125	108
Lehman XS Trust, Series 2007-6, Class 3A32, ABS, S+0.6%, 4.3%, 5/25/37	(d)(m)	USD CLO	139	126	123
Lehman XS Trust, Series 2007-14H, Class A22, CMO, S+0.9%, 6.2%, 7/25/47	(d)(m)	USD CLO	202	202	185
Lockwood Grove CLO Ltd., Series 2014-1A, Class CRR, ABS, S+2.3%, 7.6%, 1/25/30	(d)(h)(m)	USD CLO	550	540	550

See notes to unaudited consolidated financial statements.
21

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Long Point Park CLO Ltd., Series 2017-1A, Class C, ABS, S+2.7%, 8.0%, 1/17/30	(d)(h)(m)	USD CLO	$305	$289	$301
Longfellow Place CLO Ltd., Series 2013-1A, Class DRR, ABS, S+0.26%, 10.1%, 4/15/29	(d)(h)(m)	USD CLO	428	422	429
LUX, Series 2023-LION, Class C, S+3.9%, 9.3%, 8/15/40	(d)(h)(m)	Commercial MBS	590	589	604
Madison Park Euro Funding IX DAC, Series 9X, Class DR, ABS, E+3.2%, 7.1%, 7/15/35	(d)(j)(m)	EUR CLO	€315	267	333
Madison Park Euro Funding VI DAC, Series 6X, Class CRE, ABS, E+2.0%, 5.9%, 10/15/30	(d)(j)(m)	EUR CLO	297	306	314
Madison Park Euro Funding VI DAC, Series 6X, Class DR, ABS, E+2.9%, 6.8%, 10/15/30	(d)(j)(m)	EUR CLO	280	284	299
Madison Park Euro Funding X DAC, Series 10X, Class C1, ABS, E+1.7%, 5.6%, 10/25/30	(d)(j)(m)	EUR CLO	115	107	119
Madison Park Euro Funding XI DAC, Series 11X, Class C, ABS, E+1.9%, 5.8%, 2/15/31	(d)(j)(m)	EUR CLO	850	872	887
Madison Park Euro Funding XIII DAC, Series 13X, Class CR, ABS, E+2.4%, 6.3%, 1/15/32	(d)(j)(m)	EUR CLO	355	346	378
Madison Park Funding XIV Ltd., Series 2014-14A, Class DRR, ABS, S+3.2%, 8.5%, 10/22/30	(d)(h)(m)	USD CLO	$919	890	921
Madison Park Funding XVIII Ltd., Series 2015-18A, Class DR, ABS, S+3.2%, 8.5%, 10/21/30	(d)(h)(m)	USD CLO	250	237	249
Madison Park Funding XX Ltd., Series 2016-20A, Class DR, ABS, S+3.3%, 8.6%, 7/27/30	(d)(h)(m)	USD CLO	675	645	674
Madison Park Funding XXII Ltd., Series 2016-22A, Class CR, ABS, S+2.3%, 7.6%, 1/15/33	(d)(h)(m)	USD CLO	830	779	830
Madison Park Funding XXVII Ltd., Series 2018-27A, Class C, ABS, S+2.9%, 8.2%, 4/20/30	(d)(h)(m)	USD CLO	250	237	249
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class D, ABS, S+3.0%, 8.3%, 7/15/30	(d)(h)(m)	USD CLO	705	670	701
Madison Park Funding XXX Ltd., Series 2018-30A, Class C, ABS, S+2.0%, 7.3%, 4/15/29	(d)(h)(m)	USD CLO	275	265	276
Man GLG Euro CLO I DAC, Series 1X, Class DRR, ABS, E+2.5%, 6.4%, 10/15/30	(j)(m)	EUR CLO	€315	352	329
Man GLG Euro CLO III DAC, Series 3X, Class D, ABS, E+3.3%, 7.2%, 10/15/30	(d)(j)(m)	EUR CLO	635	705	679
Marathon CLO VI Ltd., Series 2014-6A, Class CR2, ABS, S+3.8%, 9.1%, 5/13/28	(d)(h)(m)	USD CLO	$590	574	590
Marble Point CLO XXI Ltd., Series 2021-3A, Class D2, ABS, S+5.2%, 10.6%, 10/17/34	(d)(h)(m)	USD CLO	470	464	455
MED Commercial Mortgage Trust, Series 2024-MOB, Class D, S+3.2%, 8.5%, 5/15/41	(g)(h)(m)	USD CLO	500	499	504
MED Commercial Mortgage Trust, Series 2024-MOB, Class E, S+3.9%, 9.2%, 5/15/41	(g)(h)(m)	USD CLO	325	324	327
MidOcean Credit CLO VIII, Series 2018-8A, Class D, ABS, S+3.2%, 8.5%, 2/20/31	(d)(h)(m)	USD CLO	250	238	248
Milltown Park CLO DAC, Series 1A, Class B, ABS, E+1.8%, 5.7%, 1/15/31	(d)(h)(m)	EUR CLO	€260	260	276
Mitchells & Butlers Finance PLC, Series C1, 6.5%, 9/15/32	(i)(j)	Retail	£719	1,102	829

See notes to unaudited consolidated financial statements.
22

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Mitchells & Butlers Finance PLC, Series C2, SONIA+2.0%, 7.2%, 9/15/34	(d)(i)(j)(m)	Retail	£972	$1,159	$1,053
Mitchells & Butlers Finance PLC, Series D1, SONIA+2.4%, 7.6%, 6/15/36	(d)(i)(j)(m)	Retail	481	551	495
MKS CLO Ltd., Series 2017-2A, Class D, ABS, S+2.9%, 8.2%, 1/20/31	(d)(h)(m)	USD CLO	$535	519	535
MKS CLO Ltd., Series 2017-1A, Class D, ABS, S+4.4%, 9.7%, 7/20/30	(d)(h)(m)	USD CLO	665	635	665
Monroe Capital CLO Ltd., Series 2014-1X, Class E, ABS, S+5.7%, 11.0%, 10/22/26	(d)(j)(m)	USD CLO	44	44	44
Monroe Capital MML CLO Ltd., Series 2017-1A, Class E, ABS, S+7.6%, 12.9%, 4/22/29	(d)(h)(m)	USD CLO	525	524	514
Monroe Capital MML CLO VI Ltd., Series 2018-1A, Class E, ABS, S+7.2%, 12.5%, 4/15/30	(d)(h)(m)	USD CLO	290	282	278
Mountain View CLO LLC, Series 2017-1A, Class D, ABS, S+3.9%, 9.2%, 10/16/29	(d)(h)(m)	USD CLO	250	247	250
Multifamily Connecticut Avenue Securities Trust, Series 2023-01, Class M7, ABS, S+4.0%, 9.3%, 11/25/53	(d)(h)(m)	Commercial MBS	1,946	1,946	1,979
Neuberger Berman Loan Advisers CLO 30 Ltd., Series 2018-30A, Class DR, ABS, S+3.1%, 8.4%, 1/20/31	(d)(h)(m)	USD CLO	2,160	2,143	2,159
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-29A, Class C, ABS, S+2.4%, 7.7%, 10/19/31	(d)(h)(m)	USD CLO	1,220	1,203	1,220
Newark BSL CLO 2 Ltd., Series 2017-1A, Class BR, ABS, S+2.0%, 7.3%, 7/25/30	(d)(h)(m)	USD CLO	340	330	338
Oak Hill European Credit Partners IV DAC, Series 2015-4X, Class B1R, ABS, E+1.2%, 5.1%, 1/20/32	(d)(j)(m)	EUR CLO	€645	664	679
Oak Hill European Credit Partners IV DAC, Series 2015-4X, Class DR, ABS, E+2.5%, 6.4%, 1/20/32	(d)(j)(m)	EUR CLO	540	530	571
Oaktree CLO Ltd., Series 2019-4A, Class CR, ABS, S+2.5%, 7.8%, 10/20/32	(d)(h)(m)	USD CLO	$650	600	650
Oaktree CLO Ltd., Series 2019-1A, Class D, ABS, S+4.1%, 9.4%, 4/22/30	(d)(g)(h)(m)	USD CLO	575	574	574
OCP CLO Ltd., Series 2014-5A, Class BR, ABS, S+2.1%, 7.4%, 4/26/31	(d)(h)(m)	USD CLO	385	367	383
OCP CLO Ltd., Series 2017-13A, Class CR, ABS, S+3.4%, 8.7%, 7/15/30	(d)(h)(m)	USD CLO	450	421	451
OCP Euro CLO DAC, Series 2017-2X, Class D, ABS, E+2.8%, 6.7%, 1/15/32	(d)(j)(m)	EUR CLO	€355	317	379
OCP Euro CLO DAC, Series 2022-5A, Class E, ABS, E+6.5%, 10.4%, 4/20/35	(d)(h)(m)	EUR CLO	250	277	265
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class BR3, ABS, S+2.0%, 7.3%, 2/14/31	(d)(h)(m)	USD CLO	$250	244	247
OHA Credit Funding 4 Ltd., Series 2019-4A, Class CR, ABS, S+2.3%, 7.6%, 10/22/36	(d)(h)(m)	USD CLO	250	246	250
OZLM Funding IV Ltd., Series 2013-4A, Class CR, ABS, S+3.6%, 8.9%, 10/22/30	(d)(h)(m)	USD CLO	250	246	250
OZLM VI Ltd., Series 2014-6A, Class CS, ABS, S+3.4%, 8.7%, 4/17/31	(d)(h)(m)	USD CLO	330	321	330

See notes to unaudited consolidated financial statements.
23

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
OZLM XIV Ltd., Series 2015-14A, Class CRR, ABS, S+3.7%, 9.0%, 7/15/34	(d)(h)(m)	USD CLO	$465	$423	$462
OZLM XV Ltd., Series 2016-15A, Class CR, ABS, S+3.5%, 8.8%, 4/20/33	(d)(h)(m)	USD CLO	770	706	755
OZLM XVII Ltd., Series 2017-17A, Class C, ABS, S+3.7%, 9.0%, 7/20/30	(d)(h)(m)	USD CLO	1,840	1,818	1,844
OZLM XXI Ltd., Series 2017-21A, Class C, ABS, S+2.9%, 8.3%, 1/20/31	(d)(h)(m)	USD CLO	810	786	811
OZLM XXII Ltd., Series 2018-22A, Class C, ABS, S+2.9%, 8.2%, 1/17/31	(d)(h)(m)	USD CLO	1,952	1,891	1,944
OZLM XXIV Ltd., Series 2019-24A, Class BR, ABS, S+2.6%, 7.9%, 7/20/32	(d)(h)(m)	USD CLO	295	285	296
OZLM XXIV Ltd., Series 2019-24X, Class C1R, ABS, S+3.7%, 9.0%, 7/20/32	(j)(m)	USD CLO	430	396	423
OZLME IV DAC, Series 4X, Class E, ABS, E+4.9%, 8.8%, 7/27/32	(d)(j)(m)	EUR CLO	€875	901	901
Parallel Ltd., Series 2017-1A, Class DR, ABS, S+3.4%, 8.7%, 7/20/29	(d)(h)(m)	USD CLO	$530	517	533
Penta CLO 5 DAC, Series 2018-5X, Class CR, ABS, E+2.4%, 6.3%, 4/20/35	(d)(j)(m)	EUR CLO	€100	107	107
Penta CLO 5 DAC, Series 2018-5X, Class DR, ABS, E+3.7%, 7.6%, 4/20/35	(d)(j)(m)	EUR CLO	525	523	558
Penta CLO 7 DAC, Series 2020-7X, Class B1, ABS, E+1.7%, 5.5%, 1/25/33	(d)(j)(m)	EUR CLO	205	191	217
Penta CLO 7 DAC, Series 2020-7X, Class D, ABS, E+3.1%, 7.0%, 1/25/33	(j)(m)	EUR CLO	100	101	105
Penta CLO 7 DAC, Series 2020-7X, Class E, ABS, E+5.3%, 9.2%, 1/25/33	(d)(j)(m)	EUR CLO	890	919	905
Penta CLO 8 DAC, Series 2020-8X, Class CR, ABS, E+2.2%, 6.1%, 1/15/34	(d)(j)(m)	EUR CLO	240	246	255
Penta CLO 9 DAC, Series 2021-9A, Class D, ABS, E+3.1%, 7.0%, 7/25/36	(d)(h)(m)	EUR CLO	335	283	356
Peterborough Progress Health PLC 5.6%, 10/2/42	(i)(j)	Healthcare-Services	£553	950	616
Polaris PLC, Series 2021-1, Class D, ABS, SONIA+1.7%, 6.9%, 12/23/58	(d)(j)(m)	GBP CLO	100	123	124
Polaris PLC, Series 2021-1, Class E, ABS, SONIA+2.3%, 7.5%, 12/23/58	(d)(j)(m)	GBP CLO	100	122	124
Preferred Term Securities XXIV Ltd. / Preferred Term Securities XXIV, Inc., Class A2, S+0.6%, 6.0%, 3/22/37	(d)(h)(m)	Diversified Financial Services	$428	347	340
Preferred Term Securities XXVI Ltd. / Preferred Term Securities XXVI, Inc., Series A2, S+0.6%, 6.0%, 9/22/37	(d)(h)(m)	Diversified Financial Services	267	223	217
Providus CLO I DAC, Series 1X, Class C1, ABS, E+1.6%, 5.5%, 5/14/31	(d)(j)(m)	EUR CLO	€225	223	235
Providus CLO II DAC, Series 2X, Class CR, ABS, E+2.4%, 6.3%, 7/15/31	(d)(j)(m)	EUR CLO	540	500	572
Providus CLO III DAC, Series 3X, Class B1RE, ABS, E+1.7%, 5.6%, 7/18/34	(d)(j)(m)	EUR CLO	270	246	284

See notes to unaudited consolidated financial statements.
24

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Providus CLO IV DAC, Series 4X, Class B1R, ABS, E+1.6%, 5.5%, 4/20/34	(d)(j)(m)	EUR CLO	€355	$366	$375
Providus CLO IV DAC, Series 4X, Class DR, ABS, E+3.3%, 7.1%, 4/20/34	(d)(j)(m)	EUR CLO	420	414	444
Providus CLO V DAC, Series 5X, Class D, ABS, E+3.0%, 6.9%, 2/15/35	(d)(j)(m)	EUR CLO	370	380	384
Providus CLO VI DAC, Series 6X, Class D, ABS, E+3.2%, 7.1%, 5/20/34	(d)(j)(m)	EUR CLO	780	758	826
Purple Finance CLO 2 DAC, Series 2X, Class E, ABS, E+6.4%, 10.3%, 4/20/32	(d)(j)(m)	EUR CLO	440	468	461
Rad CLO 4 Ltd., Series 2019-4A, Class DR, ABS, S+3.3%, 8.6%, 4/25/32	(d)(h)(m)	USD CLO	$1,185	1,185	1,185
Regatta VIII Funding Ltd., Series 2017-1A, Class D, ABS, S+3.5%, 8.8%, 10/17/30	(d)(h)(m)	USD CLO	425	410	425
RR 4 Ltd., Series 2018-4A, Class C, ABS, S+3.2%, 8.5%, 4/15/30	(d)(h)(m)	USD CLO	1,445	1,412	1,449
RRE 6 Loan Management DAC, Series 6X, Class A2E, ABS, E+1.4%, 5.3%, 4/15/35	(d)(j)(m)	EUR CLO	€505	443	529
RRE 7 Loan Management DAC, Series 7A, Class A2, ABS, E+1.6%, 5.5%, 1/15/36	(d)(h)(m)	EUR CLO	455	486	479
Santander Bank Mortgage Credit-Linked Notes, Series 2023-MTG1, Class M2, ABS, S+2.5%, 10.2%, 2/26/52	(d)(h)(m)	USD CLO	$554	587	614
Saranac CLO I Ltd., Series 2013-1A, Class CR, ABS, S+3.1%, 8.4%, 7/26/29	(d)(h)(m)	USD CLO	575	557	576
Sculptor CLO XXIX Ltd., Series 29A, Class D2, ABS, S+5.1%, 10.5%, 10/22/34	(d)(h)(m)	USD CLO	350	310	338
Sculptor European CLO I DAC, Series 1X, Class BRR, ABS, E+1.6%, 5.5%, 4/18/34	(d)(j)(m)	EUR CLO	€300	274	316
Sculptor European CLO I DAC, Series 1A, Class DRR, ABS, E+3.5%, 7.4%, 4/18/34	(d)(h)(m)	EUR CLO	475	457	503
Sculptor European CLO V DAC, Series 5X, Class E, ABS, E+5.4%, 9.3%, 1/14/32	(d)(j)(m)	EUR CLO	930	984	962
Sculptor European CLO VI DAC, Series 6X, Class CR, ABS, E+2.3%, 6.2%, 10/15/34	(d)(j)(m)	EUR CLO	590	579	622
Shackleton CLO Ltd., Series 2013-3A, Class DR, ABS, S+3.3%, 8.6%, 7/15/30	(d)(h)(m)	USD CLO	$1,650	1,641	1,653
Shackleton CLO Ltd., Series 2018-12A, Class D, ABS, S+3.4%, 8.7%, 7/20/31	(d)(h)(m)	USD CLO	1,095	1,088	1,087
Shackleton CLO Ltd., Series 2021-16A, Class D2, ABS, S+5.2%, 10.5%, 10/20/34	(d)(h)(m)	USD CLO	1,220	1,202	1,170
Smeralda SPV SARL, Series 2016-C05, Class B, ABS, E+5.0%, 8.9%, 12/22/33	(e)	Commercial MBS	€276	331	149
Smeralda SPV SARL E+5.0%, 8.9%, 12/22/34	(e)	Commercial MBS	2,321	2,602	2,074
Sound Point CLO XXII Ltd., Series 2019-1A, Class CR, ABS, S+2.5%, 7.8%, 1/20/32	(d)(h)(m)	USD CLO	$835	827	835
Sound Point Euro CLO I Funding DAC, Series 1X, Class DR, ABS, E+3.1%, 6.9%, 5/25/34	(d)(j)(m)	EUR CLO	€215	207	227
Sound Point Euro CLO II Funding DAC, Series 2X, Class DR, ABS, E+3.3%, 7.2%, 1/26/36	(d)(j)(m)	EUR CLO	605	592	646

See notes to unaudited consolidated financial statements.
25

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Sound Point Euro CLO V Funding DAC, Series 5X, Class C1, ABS, E+2.3%, 6.1%, 7/25/35	(d)(j)(m)	EUR CLO	€210	$188	$222
Sound Point Euro CLO VII Funding DAC, Series 7A, Class D, ABS, E+3.2%, 7.1%, 1/25/35	(d)(h)(m)	EUR CLO	555	546	591
Sound Point Euro CLO VII Funding DAC, Series 7X, Class DE, ABS, E+3.2%, 7.1%, 1/25/35	(d)(j)(m)	EUR CLO	675	658	718
St. Paul’s CLO III-R DAC, Series 3RX, Class B1R, ABS, E+1.2%, 5.1%, 1/15/32	(d)(j)(m)	EUR CLO	330	321	345
St. Paul’s CLO III-R DAC, Series 3RX, Class CR, ABS, E+1.6%, 5.5%, 1/15/32	(d)(j)(m)	EUR CLO	425	441	443
St. Paul’s CLO III-R DAC, Series 3RX, Class DR, ABS, E+2.4%, 6.3%, 1/15/32	(d)(j)(m)	EUR CLO	1,090	1,118	1,126
St. Paul’s CLO IV DAC, Series 4X, Class CRRE, ABS, E+2.7%, 6.6%, 4/25/30	(d)(j)(m)	EUR CLO	360	354	379
St. Paul’s CLO IV DAC, Series 4X, Class CRRR, ABS, E+2.7%, 6.6%, 4/25/30	(d)(j)(m)	EUR CLO	365	378	384
St. Paul’s CLO V DAC, Series 5X, Class DR, ABS, E+3.0%, 6.9%, 2/20/30	(d)(j)(m)	EUR CLO	375	403	393
St. Paul’s CLO V DAC, Series 5X, Class ER, ABS, E+5.2%, 9.1%, 2/20/30	(d)(j)(m)	EUR CLO	1,672	1,735	1,681
St. Paul’s CLO VI DAC, Series 6A, Class CRR, ABS, E+2.6%, 6.5%, 5/20/34	(d)(h)(m)	EUR CLO	305	275	325
St. Paul’s CLO VI DAC, Series 6A, Class DRRE, ABS, E+3.3%, 7.2%, 5/20/34	(d)(h)(m)	EUR CLO	520	495	545
St. Paul’s CLO VIII DAC, Series 8X, Class D, ABS, E+2.5%, 6.3%, 7/17/30	(d)(j)(m)	EUR CLO	330	296	345
St. Paul’s CLO X DAC, Series 10X, Class DR, ABS, E+3.8%, 7.6%, 4/22/35	(d)(j)(m)	EUR CLO	600	583	640
St. Paul’s CLO XI DAC, Series 11X, Class C1R, ABS, E+2.1%, 5.9%, 1/17/32	(d)(j)(m)	EUR CLO	495	491	524
St. Paul’s CLO XI DAC, Series 11X, Class DR, ABS, E+3.1%, 6.9%, 1/17/32	(d)(j)(m)	EUR CLO	910	935	954
St. Paul’s CLO XII DAC, Series 12X, Class D, ABS, E+3.2%, 7.1%, 4/15/33	(d)(j)(m)	EUR CLO	865	843	910
Steele Creek CLO Ltd., Series 2017-1A, Class C, ABS, S+2.2%, 7.5%, 10/15/30	(d)(h)(m)	USD CLO	$250	240	248
Steele Creek CLO Ltd., Series 2014-1RA, Class C, ABS, S+2.2%, 7.5%, 4/21/31	(d)(h)(m)	USD CLO	250	226	250
Stratton Hawksmoor PLC, Series 2022-1A, Class E, ABS, SONIA+2.0%, 7.2%, 2/25/53	(d)(h)(m)	GBP CLO	£250	303	306
Symphony CLO XIX Ltd., Series 2018-19A, Class D, ABS, S+2.8%, 8.1%, 4/16/31	(d)(h)(m)	USD CLO	$250	248	247
Symphony CLO XVI Ltd., Series 2015-16A, Class C1R, ABS, S+2.5%, 7.8%, 10/15/31	(d)(h)(m)	USD CLO	590	579	590
TBW Mortgage-Backed Trust, Series 2006-6, Class A4, CMO, 6.4%, 1/25/37		USD CLO	50	39	34
TCI-Symphony CLO Ltd., Series 2017-1A, Class D, ABS, S+3.7%, 9.0%, 7/15/30	(d)(h)(m)	USD CLO	400	386	401
Terwin Mortgage Trust, Series 2006-6, Class 1A2, ABS, 0.1%, 7/25/37	(h)(m)	USD CLO	45	17	18

See notes to unaudited consolidated financial statements.
26

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
THL Credit Wind River CLO Ltd., Series 2018-3A, Class D, ABS, S+3.2%, 8.5%, 1/20/31	(d)(h)(m)	USD CLO	$1,090	$1,076	$1,068
Tiaa CLO III Ltd., Series 2017-2A, Class C, ABS, S+2.0%, 7.3%, 1/16/31	(d)(h)(m)	USD CLO	360	359	359
Tikehau CLO II BV, Series 2X, Class DRR, ABS, E+3.4%, 7.3%, 9/7/35	(d)(j)(m)	EUR CLO	€425	388	448
Tikehau CLO III DAC, Series 3X, Class C, ABS, E+1.9%, 5.8%, 12/1/30	(d)(j)(m)	EUR CLO	165	178	172
Tikehau CLO III DAC, Series 3X, Class D, ABS, E+2.7%, 6.6%, 12/1/30	(d)(j)(m)	EUR CLO	220	235	234
Toro European CLO 6 DAC, Series 6X, Class CR, ABS, E+2.5%, 6.4%, 1/12/32	(d)(j)(m)	EUR CLO	400	428	424
Towd Point Asset Trust, Series 2018-SL1, Class D1, 0.0%, 1/25/46	(h)(l)	USD CLO	$2,065	1,581	1,590
Trinitas Euro CLO II DAC, Series 2A, Class DR, ABS, E+4.6%, 8.5%, 4/15/35	(d)(h)(m)	EUR CLO	€250	272	269
Tymon Park CLO DAC, Series 1X, Class CRR, ABS, E+3.2%, 7.1%, 7/21/34	(d)(j)(m)	EUR CLO	340	306	360
U.S. Bank NA, Series 2023-1, Class C, ABS, 9.8%, 8/25/32	(h)	Asset-Backed - Automobile	$367	367	368
Venture 44 CLO Ltd., Series 2021-44A, Class D2, ABS, S+5.2%, 10.6%, 10/20/34	(d)(h)(m)	USD CLO	$630	624	603
Venture XVII CLO Ltd., Series 2014-17A, Class CRR, ABS, S+2.1%, 7.4%, 4/15/27	(d)(h)(m)	USD CLO	160	156	160
Venture XVII CLO Ltd., Series 2014-17A, Class DRR, ABS, S+3.1%, 8.4%, 4/15/27	(d)(h)(i)(k)(m)	USD CLO	1,330	1,311	1,337
Venture XXIV CLO Ltd., Series 2016-24A, Class D2, ABS, S+4.3%, 9.6%, 10/20/28	(d)(h)(m)	USD CLO	530	523	530
Verus Securitization Trust, Series 2024-1, Class B1, ABS, 7.9%, 1/25/69	(h)(m)	USD CLO	250	250	250
Verus Securitization Trust, Series 2023-8, Class B1, ABS, 8.2%, 12/25/68	(h)(m)	USD CLO	200	194	201
Verus Securitization Trust, Series 2024-2, Class B2, CMO, 8.7%, 2/25/69	(h)(m)	USD CLO	245	243	242
Vesey Park CLO DAC, Series 1X, Class B, ABS, E+2.3%, 6.2%, 11/16/32	(d)(j)(m)	EUR CLO	€140	151	148
Vibrant CLO III Ltd., Series 2015-3A, Class CRR, ABS, S+0.26%, 9.1%, 10/20/31	(d)(h)(m)	USD CLO	$425	421	421
Vibrant CLO VI Ltd., Series 2017-6A, Class D, ABS, S+4.2%, 9.5%, 6/20/29	(d)(h)(m)	USD CLO	250	248	251
Voya CLO Ltd., Series 2016-1A, Class BR, ABS, S+2.1%, 7.4%, 1/20/31	(d)(h)(m)	USD CLO	499	486	494
Voya CLO Ltd., Series 2019-1A, Class DR, ABS, S+3.1%, 8.4%, 4/15/31	(d)(h)(m)	USD CLO	250	234	248
Voya Euro CLO I DAC, Series 1X, Class D, ABS, E+2.5%, 6.4%, 10/15/30	(d)(j)(m)	EUR CLO	€475	469	508
Voya Euro CLO II DAC, Series 2X, Class DR, ABS, E+3.2%, 7.1%, 7/15/35	(d)(j)(m)	EUR CLO	610	602	648
Webster Park CLO Ltd., Series 2015-1A, Class BR, ABS, S+2.1%, 7.4%, 7/20/30	(d)(h)(m)	USD CLO	$320	299	318

See notes to unaudited consolidated financial statements.
27

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Wellfleet CLO Ltd., Series 2017-2A, Class C, ABS, S+3.7%, 9.0%, 10/20/29	(d)(h)(m)	USD CLO	$395	$377	$396
WhiteHorse X Ltd., Series 2015-10A, Class E, ABS, S+5.6%, 10.9%, 4/17/27	(d)(h)(m)	USD CLO	478	478	479
Wind River CLO Ltd., Series 2016-1KRA, Class D2R2, ABS, S+5.4%, 10.7%, 10/15/34	(d)(h)(m)	USD CLO	915	904	865
Z Capital Credit Partners CLO Ltd., Series 2019-1A, Class CR, ABS, S+3.2%, 8.5%, 7/16/31	(d)(h)(m)	USD CLO	455	441	455
Zais CLO 14 Ltd., Series 2020-14A, Class DR, ABS, S+4.8%, 10.1%, 4/15/32	(d)(h)(m)	USD CLO	475	475	477
Zais CLO 5 Ltd., Series 2016-2A, Class C, ABS, S+4.8%, 10.1%, 10/15/28	(d)(h)(m)	USD CLO	510	502	511
Total Collateralized Loan Obligation / Structured Credit				216,783	221,526

Convertible Bonds—1.1%
Delivery Hero SE, 1.0%, 1/23/27	(i)(j)	Internet	800	742	708
Delivery Hero SE, Series A, 1.0%, 4/30/26	(i)(j)	Internet	1,100	1,068	1,045
Groupon, Inc., 1.1%, 3/15/26	(i)	Internet	6,209	5,145	4,840
Liberty Interactive LLC, 4.0%, 11/15/29	(i)	Media Entertainment	3,707	3,088	1,390
Liberty Interactive LLC, 3.8%, 2/15/30	(i)	Media Entertainment	1,162	938	427
Total Convertible Bonds				10,981	8,410

Municipal Bonds—0.3%
City of Detroit, COPs, 4.8%, 6/15/49	(i)(n)(r)		185	140	190
City of Detroit, COPs, 4.9%, 6/15/25	(i)(n)(r)		646	487	665
PRHTA Custodial Trust, Series N, 0.0%, 12/6/49			595	565	322
Puerto Rico Electric Power Authority, Series A, 5.0%, 7/1/29	(n)(r)		440	300	117
Puerto Rico Electric Power Authority, Series A, 5.0%, 7/1/42	(n)(r)		10	7	3
Puerto Rico Electric Power Authority, Series A, 5.1%, 7/1/42	(n)(r)		15	11	4
Puerto Rico Electric Power Authority, Series A, 6.8%, 7/1/36	(n)(r)		445	330	118
Puerto Rico Electric Power Authority, Series A, 7.0%, 7/1/43	(n)(r)		80	53	21
Puerto Rico Electric Power Authority, Series A-3, 10.0%, 7/1/19	(n)(r)		10	8	3
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/22	(n)(r)		55	35	14
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/27	(n)(r)		355	233	94
Puerto Rico Electric Power Authority, Series AAA, 5.3%, 7/1/31	(n)(r)		120	78	32
Puerto Rico Electric Power Authority, Series B-3, 10.0%, 7/1/19	(n)(r)		10	8	3
Puerto Rico Electric Power Authority, Series BBB, 5.4%, 7/1/28	(n)(r)		1,690	1,269	448
Puerto Rico Electric Power Authority, Series C-1, 5.4%, 1/1/18	(n)(r)		30	23	8

See notes to unaudited consolidated financial statements.
28

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Electric Power Authority, Series C-2, 5.4%, 7/1/18	(n)(r)		$20	$16	$5
Puerto Rico Electric Power Authority, Series C-3, 5.4%, 1/1/20	(n)(r)		5	4	1
Puerto Rico Electric Power Authority, Series CCC, 5.0%, 7/1/25	(n)(r)		5	4	1
Puerto Rico Electric Power Authority, Series CCC, 5.0%, 7/1/28	(n)(r)		25	20	7
Puerto Rico Electric Power Authority, Series DDD, 3.8%, 7/1/22	(n)(r)		5	3	1
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/19	(n)(r)		10	8	3
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/49	(n)(r)		110	72	29
Puerto Rico Electric Power Authority, Series DDD, 5.0%, 7/1/49	(n)(r)		60	39	16
Puerto Rico Electric Power Authority, Series E-1, 10.0%, 1/1/21	(n)(r)		69	61	18
Puerto Rico Electric Power Authority, Series E-2, 10.0%, 7/1/21	(n)(r)		69	61	18
Puerto Rico Electric Power Authority, Series E-3, 10.0%, 1/1/22	(n)(r)		18	16	5
Puerto Rico Electric Power Authority, Series E-4, 10.0%, 7/1/22	(n)(r)		18	16	5
Puerto Rico Electric Power Authority, Series EEE, 6.0%, 7/1/30	(n)(r)		25	16	7
Puerto Rico Electric Power Authority, Series EEE, 6.3%, 7/1/40	(n)(r)		5	3	1
Puerto Rico Electric Power Authority, Series NN, 5.5%, 7/1/20	(n)(r)		30	21	8
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/20	(n)(r)		5	4	1
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/23	(n)(r)		25	22	6
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/24	(n)(r)		20	16	5
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/25	(n)(r)		80	68	21
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/27	(n)(r)		35	27	9
Puerto Rico Electric Power Authority, Series TT, 5.0%, 7/1/49	(n)(r)		5	3	1
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/17	(m)(n)(r)		15	10	4
Puerto Rico Electric Power Authority, Series UU, 0.0%, 7/1/18	(m)(n)(r)		15	10	4
Puerto Rico Electric Power Authority, Series UU, 4.4%, 7/1/31 (L+0.7%)	(d)(m)(n)(r)		110	80	24
Puerto Rico Electric Power Authority, Series UU, 4.5%, 7/1/25 (L+0.7%)	(d)(m)(n)(r)		25	18	7

See notes to unaudited consolidated financial statements.
29

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Electric Power Authority, Series UU, 5.5%, 7/1/20	(m)(n)(r)		$110	$78	$29
Puerto Rico Electric Power Authority, Series V, 5.5%, 7/1/20	(n)(r)		15	12	4
Puerto Rico Electric Power Authority, Series WW, 5.3%, 7/1/33	(n)(r)		380	304	101
Puerto Rico Electric Power Authority, Series WW, 5.5%, 7/1/21	(n)(r)		80	67	21
Puerto Rico Electric Power Authority, Series XX, 5.3%, 7/1/35	(n)(r)		15	10	4
Puerto Rico Electric Power Authority, Series XX, 5.3%, 7/1/40	(n)(r)		75	47	20
Puerto Rico Electric Power Authority, Series YY, 6.1%, 7/1/40	(n)(r)		195	122	52
Puerto Rico Electric Power Authority, Series ZZ, 5.0%, 7/1/17	(n)(r)		15	11	4
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/19	(n)(r)		10	6	3
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/24	(n)(r)		5	4	1
Puerto Rico Electric Power Authority, Series ZZ, 5.3%, 7/1/25	(n)(r)		5	5	1
Total Municipal Bonds				4,831	2,489

Emerging Markets Debt—0.6%
Petroleos Mexicanos, 6.7%, 2/16/32	(i)	Oil & Gas	2,491	2,050	2,038
Petroleos Mexicanos, 6.8%, 1/23/30	(i)	Oil & Gas	3,011	2,592	2,612
Total Emerging Markets Debt				4,642	4,650

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Preferred Equity—1.6%
Midwest Veterinary Partners LLC, 12.0%	(e)(s)	Healthcare-Services	1,765	1,729	1,651
Plains All American Pipeline LP, 9.4%, 7/9/24	(e)(o)	Pipelines	382,761	9,776	9,952
Verscend Intermediate Holding, 12.3%	(e)	Software	200	194	200
Total Preferred Equity				11,699	11,803

Common Equity—0.8%
ATD New Holdings, Inc.	(n)	Distribution/Wholesale	1,964	36	50
Endo, Inc.	(n)	Pharmaceuticals	70,625	1,437	2,035
Endo, Inc.	(n)	Pharmaceuticals	27,117	552	781
Mallinckrodt PLC	(n)	Pharmaceuticals	7,015	293	372
Quorum Health Corp.	(e)(n)	Healthcare-Services	103,798	492	56
Quorum Litigation Trust	(e)(n)(t)	Healthcare-Services	3,571	4	4
Quorum Litigation Trust, Initial Funding	(e)(n)(t)	Healthcare-Services	157,000	—	—
Quorum Litigation Trust, Units	(e)(n)	Healthcare-Services	2,399	2	2
Riverbed Profit Rights	(e)(n)	Technology	5,652	—	—
Solocal Group	(n)	Internet	492,144	1,566	25
Superior Energy Equity New 144A		Oil & Gas	1,228	—	79
Superior Energy Equity New Sec 1145		Oil & Gas	26,721	347	1,723

See notes to unaudited consolidated financial statements.
30

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Utex Industries, Inc.	(n)	Miscellaneous Manufacturing	8,041	$240	$414
Utex Industries, Inc., Warrants, 12/3/25, Strike $114.76	(e)(n)	Miscellaneous Manufacturing	2,245	2	1
Total Common Equity				4,971	5,542

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost(b)	Fair Value(c)
Short-Term Investments—0.4%
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class	(u)	5.22%	2,664,039	2,664	2,664
Total Short-Term Investments				2,664	2,664
TOTAL INVESTMENTS—117.4%				$869,455	877,839
LIABILITIES IN EXCESS OF OTHER ASSETS—(17.4)%(v)					(130,460)
NET ASSETS—100.0%					$747,379

Security Description(a)	Principal Amount(b)	Principal Value including Accrued Interest
Reverse Repurchase Agreements—(6.4)%
BNP Paribas 6.1%, agreement dated 4/15/24, to be repurchased on 7/2/24 (collateralized by PetSmart, Inc. / PetSmart Finance Corp., 7.8% due 2/15/29 (fair value $1,271)	$(987)	$(990)
BNP Paribas 6.2%, agreement dated 4/17/24, to be repurchased on 5/17/24 (collateralized by Anchorage Capital CLO 4-R Ltd., 7.4% due 1/28/31 (fair value $855), Atrium IX, 7.6% due 5/28/30 (fair value $1,558)), HPS Loan Management Ltd., 7.7% due 10/15/30 (fair value $1,017), Venture XVII CLO Ltd., 8.4% due 4/15/27 (fair value $1,336))	(3,969)	(3,978)
BNP Paribas 6.1%, agreement dated 4/2/24, to be repurchased on 7/2/24 (collateralized by DaVita, Inc., 4.6% due 6/1/30 (fair value $1,684), RingCentral, Inc., 8.5% due 8/15/30 (fair value $1,046))	(2,134)	(2,145)

BNP Paribas 6.1%, agreements dated 3/19/24, to be repurchased on 6/20/24 (collateralized by Archrock Partners LP / Archrock Partners Finance Corp., 6.3% due 4/1/28 (fair value $1,698), EQM Midstream Partners LP, 6.0% due 7/1/25 (fair value $2,447), LCPR Senior Secured Financing DAC, 5.1% due 7/15/29 (fairvalue $1,196), Newfold Digital Holdings Group, Inc., 11.2% due 10/15/28 (fair value $2,661), Northern Oil & Gas, Inc., 9.0% due 6/15/31 (fair value $2,422) Seadrill Finance Ltd., 8.4% due 8/1/30 (fair value $2,651), Service Properties Trust, 5.5% due 12/15/27 (fair value $1,417), Talen Energy Supply LLC, 8.6% due 6/1/30 (fair value $1,619), Viking Cruises Ltd., 7.0% due 2/15/29 (fair value $2,853), XPO, Inc., 7.1% due 2/1/32 (fair value $1,097))

	(19,235)	(19,365)
BNP Paribas 6.0%, agreement dated 3/26/24, to be repurchased on 6/24/24 (collateralized by BellRing Brands, Inc., 7.0% due 3/15/30 (fair value $1,537))	(1,336)	(1,344)
BNP Paribas 6.0%, agreement dated 2/8/24, to be repurchased on 5/8/24 (collateralized by Life Time, Inc., 8.0% due 4/15/26 (fair value $2,190))	(1,968)	(1,995)
BNP Paribas 6.1%, agreement dated 4/30/24, to be repurchased on 5/2/24 (collateralized by Royal Caribbean Cruises Ltd., 9.3% due 1/15/29 (fair value $1,073)	(7,111)	(7,124)
BNP Paribas 5.9%, agreement dated 2/22/24, to be repurchased on 5/22/24 (collateralized by Sprint LLC, 7.1% due 6/15/24 (fair value $3,663))	(3,347)	(3,385)
BNP Paribas 6.1%, agreement dated 4/17/24, to be repurchased on 5/2/24 (collateralized by AHP Health Partners, Inc., 5.8% due 7/15/29 (fair value $1,325), Cloud Software Group, Inc., 9.0% due 9/30/29 (fair value $1,946)), CSC Holdings LLC, 6.5% due 2/1/29 (fair value $1,958), Shelf Drilling Holdings Ltd., 9.6% due 4/15/29 (fair value $1,168), Station Casinos LLC, 4.6% due 12/1/31 (fair value $1,258))	(1,120)	(1,123)
Royal Bank of Canada 6.2%, agreement dated 3/1/24, to be repurchased on 5/31/24 (collateralized by Carnival Holdings Bermuda Ltd., 10.4% due 5/1/28 (fair value $1,271)	(1,056)	(1,067)

See notes to unaudited consolidated financial statements.
31

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Security Description(a)	Principal Amount(b)	Principal Value including Accrued Interest
Royal Bank of Canada 6.0%, agreement dated 4/16/24, to be repurchased on 7/16/24 (collateralized by Cinemark USA, Inc., 5.3% due 7/15/28 (fair value $1,288), Gates Global LLC / Gates Corp., 6.3% due 1/15/26 (fair value $2,165)), Hess Midstream Operations LP, 4.3% due 2/15/30 (fair value $921))	$(3,563)	$(3,572)
Royal Bank of Canada 5.9%, agreement dated 3/18/24, to be repurchased on 6/17/24 (collateralized by HCA, Inc., 5.4% due 2/1/25 (fair value $2,147)	(2,056)	(2,071)
Total Reverse Repurchase Agreements	(47,882)	(48,159)

Investments Sold Short

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Proceeds	Fair Value(c)
Government Bonds Sold Short—(0.3)%
U.S. Treasury Notes, 4.3%, 3/15/27		Sovereign	$(389)	$(386)	$(382)
U.S. Treasury Notes, 4.5%, 4/15/27		Sovereign	(1,565)	(1,549)	(1,549)
Total Government Bonds Sold Short				(1,935)	(1,931)
Total Investments Sold Short				$(1,935)	$(1,931)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
BNP Paribas SA	6/20/24	EUR	1,271	USD	1,371	$—	$12
BNP Paribas SA	6/20/24	GBP	932	USD	1,181	—	16
JPMorgan Chase Bank, N.A.	6/20/24	EUR	1,829	USD	1,997	—	41
JPMorgan Chase Bank, N.A.	6/20/24	EUR	1,006	USD	1,102	—	26
JPMorgan Chase Bank, N.A.	6/20/24	EUR	7,932	USD	8,778	—	296
JPMorgan Chase Bank, N.A.	6/20/24	EUR	2,608	USD	2,886	—	97
JPMorgan Chase Bank, N.A.	6/20/24	EUR	1,279	USD	1,419	—	51
JPMorgan Chase Bank, N.A.	6/20/24	EUR	3,031	USD	3,362	—	121
JPMorgan Chase Bank, N.A.	6/20/24	EUR	1,385	USD	1,517	—	36
JPMorgan Chase Bank, N.A.	6/20/24	GBP	1,232	USD	1,534	6	—
JPMorgan Chase Bank, N.A.	6/20/24	GBP	1,021	USD	1,271	5	—
JPMorgan Chase Bank, N.A.	6/20/24	GBP	683	USD	869	—	16
JPMorgan Chase Bank, N.A.	6/20/24	GBP	329	USD	419	—	8
JPMorgan Chase Bank, N.A.	6/20/24	GBP	995	USD	1,267	—	23
JPMorgan Chase Bank, N.A.	6/20/24	USD	3,994	EUR	3,644	97	—
JPMorgan Chase Bank, N.A.	6/20/24	USD	2,723	EUR	2,456	97	—
JPMorgan Chase Bank, N.A.	6/20/24	USD	2,424	EUR	2,186	86	—
JPMorgan Chase Bank, N.A.	6/20/24	USD	2,711	EUR	2,445	97	—
JPMorgan Chase Bank, N.A.	6/20/24	USD	327	EUR	295	12	—
JPMorgan Chase Bank, N.A.	6/20/24	USD	2,381	EUR	2,149	84	—
JPMorgan Chase Bank, N.A.	6/20/24	USD	3,329	EUR	3,061	55	—
JPMorgan Chase Bank, N.A.	6/20/24	USD	2,395	EUR	2,160	85	—
JPMorgan Chase Bank, N.A.	6/20/24	USD	1,809	GBP	1,453	—	7
JPMorgan Chase Bank, N.A.	6/20/24	USD	658	GBP	514	15	—
JPMorgan Chase Bank, N.A.	6/20/24	USD	13	GBP	10	—	—

See notes to unaudited consolidated financial statements.
32

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	6/20/24	USD	274	GBP	216	$4	$—
State Street Bank and Trust Company	6/20/24	EUR	2,017	USD	2,196	—	38
State Street Bank and Trust Company	6/20/24	EUR	5,012	USD	5,434	—	74
State Street Bank and Trust Company	6/20/24	EUR	1,660	USD	1,800	—	25
State Street Bank and Trust Company	6/20/24	USD	1,419	EUR	1,305	24	—
State Street Bank and Trust Company	6/20/24	USD	1,388	EUR	1,287	12	—
State Street Bank and Trust Company	6/20/24	USD	5,148	EUR	4,756	62	—
State Street Bank and Trust Company	6/20/24	USD	1,636	EUR	1,475	58	—
State Street Bank and Trust Company	6/20/24	USD	3,489	EUR	3,146	124	—
State Street Bank and Trust Company	6/20/24	USD	11,914	EUR	10,744	425	—
State Street Bank and Trust Company	6/20/24	USD	1,401	EUR	1,288	24	—
State Street Bank and Trust Company	6/20/24	USD	2,092	EUR	1,896	65	—
State Street Bank and Trust Company	6/20/24	USD	885	GBP	698	12	—
State Street Bank and Trust Company	6/20/24	USD	1,089	GBP	859	15	—
State Street Bank and Trust Company	6/20/24	USD	655	GBP	513	14	—
State Street Bank and Trust Company	6/20/24	USD	864	GBP	677	18	—
State Street Bank and Trust Company	6/20/24	USD	405	GBP	318	7	—
State Street Bank and Trust Company	6/20/24	USD	826	GBP	649	14	—
State Street Bank and Trust Company	6/20/24	USD	897	GBP	705	16	—
State Street Bank and Trust Company	6/20/24	USD	466	GBP	365	10	—
Total Forward Foreign Currency Exchange Contracts						$1,543	$887

Interest Rate Swaps (Centrally Cleared)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co. LLC	3.80%	SOFR	USD 1,151	2/26/28	Annually	$36	$36	$—
Goldman Sachs & Co. LLC	3.90%	SOFR	USD 17	4/22/34	Annually	1	1	—
Goldman Sachs & Co. LLC	4.00%	SOFR	USD 153	3/21/28	Annually	4	4	—
Goldman Sachs & Co. LLC	4.07%	SOFR	USD 739	4/25/28	Annually	14	14	—
Goldman Sachs & Co. LLC	4.15%	SOFR	USD 896	4/19/28	Annually	15	15	—
Goldman Sachs International	2.93%	SOFR	USD 6	9/28/30	Annually	1	1	—
Goldman Sachs International	2.93%	SOFR	USD 24	9/28/30	Annually	2	2	—
Goldman Sachs International	2.94%	SOFR	USD 7	9/28/28	Annually	1	1	—
Goldman Sachs International	2.94%	SOFR	USD 33	9/28/28	Annually	3	3	—
Goldman Sachs International	2.99%	SOFR	USD 18	9/20/33	Annually	2	2	—
Goldman Sachs International	2.99%	SOFR	USD 11	9/28/33	Annually	1	1	—
Goldman Sachs International	3.02%	SOFR	USD 224	11/2/30	Annually	20	20	—
Goldman Sachs International	3.09%	SOFR	USD 255	7/18/33	Annually	28	28	—
Goldman Sachs International	3.18%	SOFR	USD 9	9/15/33	Annually	1	1	—
Goldman Sachs International	3.18%	SOFR	USD 112	9/15/33	Annually	11	11	—
Goldman Sachs International	3.20%	SOFR	USD 10	9/15/30	Annually	1	1	—
Goldman Sachs International	3.20%	SOFR	USD 71	9/15/30	Annually	6	6	—
Goldman Sachs International	3.27%	SOFR	USD 15	9/15/28	Annually	1	1	—
Goldman Sachs International	3.27%	SOFR	USD 97	9/15/28	Annually	6	6	—
Goldman Sachs International	3.29%	SOFR	USD 338	11/25/30	Annually	24	24	—
Goldman Sachs International	4.13%	SONIA	GBP 4,735	2/17/25	Annually	46	46	—

See notes to unaudited consolidated financial statements.
33

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs International	2.53%	SOFR	USD 12	10/18/29	Annually	$1	$1	$—
Goldman Sachs International	2.53%	SOFR	USD 88	10/18/29	Annually	9	9	—
Goldman Sachs International	2.54%	SOFR	USD 18	10/18/27	Annually	1	1	—
Goldman Sachs International	2.54%	SOFR	USD 122	10/18/27	Annually	10	10	—
Goldman Sachs International	2.61%	ESTRON	EUR 580	10/9/26	Annually	8	8	—
Goldman Sachs International	2.91%	ESTRON	EUR 819	10/9/25	Annually	7	7	—
Goldman Sachs International	3.16%	SOFR	USD 50	11/3/30	Annually	4	4	—
Goldman Sachs International	3.33%	ESTRON	EUR 2,049	10/9/26	Annually	(5)	—	5
Goldman Sachs International	3.53%	ESTRON	EUR 3,432	10/9/25	Annually	1	1	—
Goldman Sachs International	3.89%	SONIA	GBP 1,291	12/21/27	Annually	32	32	—
Goldman Sachs International	3.94%	SOFR	USD 65	3/8/31	Annually	2	2	—
Total Interest Rate Swaps (Centrally Cleared)						$294	$299	$5

Cross-Currency Swaps (Over-The-Counter)

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.098%)	SOFR	EUR 10,932	USD 12,009	12/27/26	Quarterly	$390	$390	$—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.24%)	SOFR	EUR 13,028	USD 14,151	8/25/26	Quarterly	366	366	—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.2525%)	SOFR	EUR 9,601	USD 10,519	6/26/26	Quarterly	345	345	—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.2225%)	SOFR	EUR 13,109	USD 11,771	3/27/26	Quarterly	293	293	—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.215%)	SOFR	EUR 4,000	USD 4,358	4/11/26	Quarterly	109	109	—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.2475%)	SOFR	EUR 4,924	USD 5,333	3/31/26	Quarterly	108	108	—
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.185%)	SOFR	EUR 14,994	USD 16,014	3/8/26	Quarterly	92	92	—
JPMorgan Chase Bank, N.A.	SONIA plus a spread of (0.15875%)	SOFR	GBP 1,110	USD 1,402	8/29/26	Quarterly	20	20	—

See notes to unaudited consolidated financial statements.
34

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Securities LLC	SONIO plus a spread of (0.044%)	SOFR	GBP 22,760	USD 2,834	4/26/27	Quarterly	$(7)	$—	$7
JPMorgan Chase Bank, N.A.	SONIO plus a spread of (0.9%)	SOFR	GBP 5,395	USD 6,110	4/21/26	Quarterly	(20)	—	20
JPMorgan Chase Bank, N.A.	SONIA plus a spread of (0.12%)	SOFR	GBP 1,879	USD 2,281	10/20/26	Quarterly	(68)	—	68
JPMorgan Chase Bank, N.A.	3 Month SONIO plus a spread of (0.183%)	SOFR	GBP 4,590	USD 3,843	12/6/25	Quarterly	(71)	—	71
JPMorgan Chase Bank, N.A.	3 Month SONIO plus a spread of (0.925%)	SOFR	GBP 2,743	USD 3,278	3/6/26	Quarterly	(144)	—	144
JPMorgan Chase Bank, N.A.	3 Month ESTRON plus a spread of (0.255%)	SOFR	EUR 11,312	USD 11,844	12/6/25	Quarterly	(161)	—	161
JPMorgan Chase Bank, N.A.	ESTRON plus a spread of (0.1975%)	SOFR	EUR 27,724	USD 27,846	1/9/26	Quarterly	(259)	—	259
Total Cross-Currency Swaps (Over-The-Counter)							$993	$1,723	$730

See notes to unaudited consolidated financial statements.
35

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

Total Return Debt Swaps (Over-The-Counter)(e)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.45%	District of Columbia Housing Finance Agency Multifamily Housing Revenue Bonds (Carver Apartments Project, 5.88%, 10/1/2049), Series 2006	USD 363	6/1/24	Monthly	$(14)	$—	$14
Bank of America, N.A.	SIFMA Municipal Swap Index plus a spread of 1.30%	San Antonio Housing Finance Corporation Multifamily Housing Revenue Bonds (Artisan at Salado Heights, 5.80%, 5/1/2050), Series 2006	USD 689	6/1/24	Monthly	$(19)	$—	$19
Total Total Return Debt Swaps (Over-The-Counter)						$(33)	$—	$33

Credit Default Swaps (Centrally Cleared)

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Merrill Lynch, Pierce, Fenner & Smith Inc.			4,830	3/20/25		$(18)	$—	$18
Total Credit Default Swaps (Centrally Cleared)						$(18)	$—	$18

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

(c)Fair value is determined by FS Credit Income Fund’s (the “Fund”) investment adviser, FS Credit Income Advisor, LLC (“FS Credit Income Advisor’”), which has been designated by the Fund’s board of trustees (the “Board”) as its valuation designee. See notes 2 and 8 for additional information regarding FS Credit Income Advisor’s policy on the valuation of the Fund’s investments, fair value hierarchy levels and other significant accounting policies.

(d)Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of April 30, 2024, the one-month, three-month and six-month London Interbank Offered Rate (“LIBOR” or “L”) was 5.44%, 5.58% and 5.59%, respectively, the one-month, three-month and six-month Euro Interbank Offered Rate (“EURIBOR” or “E”) was 3.88%, 3.90% and 3.83%, respectively, the SIFMA Municipal Swap Index was 3.74%, the Sterling Overnight Index Average (“SONIA”) was 5.19%, the U.S. Prime rate (“P”) was 8.50%, and the one-month, three-month and six-month Secured Overnight Financing Rate (“SOFR” or “S”) was 5.33%, 5.31% and 5.16%, respectively. SOFR based contracts may include a credit spread adjustment that is charged in addition to the base rate and basis point spread.

(e)Security is classified as Level 3 in the Fund’s fair value hierarchy (See Note 8).

(f)All or a portion of this security is an unfunded commitment. As of April 30, 2024, the Fund had unfunded commitments of $4,123.

(g)Position or portion thereof unsettled as of April 30, 2024.

(h)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by FS Credit Income Advisor and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $408,061, which represents approximately 54.6% of net assets as of April 30, 2024.

(i)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of April 30, 2024, there were no securities rehypothecated by BNP.

See notes to unaudited consolidated financial statements.
36

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2024 (in thousands, except share amounts)

(j)Exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. Total market value of Regulation S securities amounts to $115,995, which represents approximately 15.5% of net assets as of April 30, 2024.

(k)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the reverse repurchase agreement.

(l)Issued with a zero coupon. Income is recognized through the accretion of discount.

(m)Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(n)Security is non-income producing.

(o)The security has a perpetual maturity; the date displayed is the next call date.

(p)Issuer of the security is an affiliate of the Fund’s investment sub-adviser, GoldenTree Sub-Advisor.

(q)Security is reflected in shares.

(r)Security is in default.

(s)Security held within FS Credit Income Equity Blocker, LLC, a wholly-owned subsidiary of the Fund.

(t)Number of shares for this security reflects the dollar amount of contributions made to the investment.

(u)Rate represents the seven-day yield as of April 30, 2024.

(v)Includes the effect of investments sold short, forward foreign currency exchange contracts, swap contracts and reverse repurchase agreements payable.

PIK —Payment In Kind

ABS —Asset Backed Security

CLO —Collateralized Loan Obligation

CMO —Collateralized Mortgage Obligation

COP —Certificates of Participation

EUR —Euro

FRN —Floating Rate Note

GBP —British Pound

MBS —Mortgage-Backed Security

USD —U.S. Dollar

£ —British Pound

€ —Euro

$ —U.S. Dollar

FS Credit Income Fund

Unaudited Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to unaudited consolidated financial statements.
37

April 30, 2024
Assets
Investments, at fair value (amortized cost—$869,455)	$877,839
Cash	961
Restricted cash	473
Foreign currency (cost—$4,105)	4,099
Deposits held at broker(1)	7,274
Receivable for investments sold	11,137
Receivable from Fund shares sold	1,437
Reimbursement due from adviser(2)	384
Dividends receivable	324
Interest receivable	10,421
Unrealized appreciation on forward foreign currency exchange contracts	1,543
Unrealized appreciation on swap contracts	2,022
Receivable for variation margin on interest rate swap agreements	49
Payment due from broker	4
Prepaid expenses and other assets	57
Total assets	$918,024

Liabilities
Financing arrangement payable	$77,376
Repurchase agreement payable	48,159
Investments sold short, at fair value (proceeds $1,935)	1,931
Unrealized depreciation on forward foreign currency exchange contracts	887
Unrealized depreciation on swap contracts	786
Collateral due to broker	585
Payable for investments purchased	33,652
Payment due to broker	1
Dividends payable	2,504
Management fees payable	3,455
Administrative services expense payable	15
Accounting and administrative fees payable	151
Interest expense payable	371
Professional fees payable	140
Trustees’ fees payable	34
Interest payable for investments sold short	5
Shareholder service fee payable—Class A	1
Shareholder service and distribution fees payable—Class T	1
Distribution fee payable—Class U	102
Shareholder service and distribution fees payable—Class U-2	76
Other accrued expenses and liabilities	413
Total liabilities	$170,645
Net assets	$747,379

Commitments and contingencies ($3,222)(3)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$61
Capital in excess of par value	764,678
Accumulated earnings (deficit)	(17,360)
Net assets	$747,379

See notes to unaudited consolidated financial statements.
38

FS Credit Income Fund

Unaudited Consolidated Statement of Assets and Liabilities (continued)

(in thousands, except share and per share amounts)

April 30, 2024
Class A Shares
Net Assets	$6,365
Shares Outstanding	517,168
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.31
Maximum Offering Price Per Share ($12.31 ÷ 94.25% of net asset value per share)	$13.06

Class I Shares
Net Assets	$445,044
Shares Outstanding	36,051,722
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.34

Class T Shares
Net Assets	$2,832
Shares Outstanding	229,606
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.33
Maximum Offering Price Per Share ($12.33 ÷ 96.50% of net asset value per share)	$12.78

Class U Shares
Net Assets	$167,662
Shares Outstanding	13,645,768
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.29

Class U-2 Shares
Net Assets	$125,476
Shares Outstanding	10,128,989
Net Asset Value Per Share (net assets ÷ shares outstanding)	$12.39
Maximum Offering Price Per Share ($12.39 ÷ 97.50% of net asset value per share(4)	$12.71

(1)Represents cash and cash collateral on deposit at broker.

(2)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.

(4)For purchases made prior to March 1, 2024, a contingent deferred sales charge (“CDSC”) of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024, a CDSC of 1.00% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month on the 18-month anniversary of the purchase.

See notes to unaudited consolidated financial statements.
39

FS Credit Income Fund

Unaudited Consolidated Statement of Operations

(in thousands)

Six Months Ended April 30, 2024
Investment income
Interest income	$36,444
Dividend income	985
Fee income	523
Total investment income	37,952

Operating expenses
Management fees	6,680
Administrative services expenses	56
Accounting and administrative fees	362
Interest expense	3,733
Professional fees	243
Trustees’ fees	69
Shareholder service fee—Class A	8
Shareholder service and distribution fees—Class T	7
Distribution fee—Class U	605
Shareholder service and distribution fees—Class U-2	283
Other general and administrative expenses	944
Total operating expenses	12,990
Less: Expense reimbursement(1)	(803)
Net operating expenses	12,187
Net investment income before taxes	25,765
Excise tax	197
Net investment income	25,568

Realized and unrealized gain/loss
Net realized gain (loss) on investments	4,275
Net realized gain (loss) on forward foreign currency exchange contracts	(363)
Net realized gain (loss) on swap contracts	(97)
Net realized gain (loss) on investments sold short	(291)
Net realized gain (loss) on futures contracts	(41)
Net realized gain (loss) on foreign currency	48
Net change in unrealized appreciation (depreciation) on investments	37,662
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	58
Net change in unrealized appreciation (depreciation) on swap contracts	(710)
Net change in unrealized appreciation (depreciation) on investments sold short	6
Net change in unrealized gain (loss) on foreign currency	37
Total net realized gain (loss) and unrealized appreciation (depreciation)	40,584
Net increase (decrease) in net assets resulting from operations	$66,152

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

See notes to unaudited consolidated financial statements.
40

FS Credit Income Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations
Net investment income	$25,568	$37,895
Net realized gain (loss) on investments, forward foreign currency exchange contracts, swap contracts, investments sold short, futures contracts and foreign currency	3,531	(5,875)
Net change in unrealized appreciation (depreciation) on investments	37,662	21,934
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	58	(2,168)
Net change in unrealized appreciation (depreciation) on swap contracts	(710)	(6,084)
Net change in unrealized appreciation (depreciation) on investments sold short	6	(152)
Net change in unrealized appreciation (depreciation) on futures contracts	—	(47)
Net change in unrealized gain (loss) on foreign currency	37	121
Net increase (decrease) in net assets resulting from operations	66,152	45,624

Shareholder distributions(1)
Distributions to shareholders
Class A	(242)	(531)
Class I	(16,552)	(26,526)
Class T	(115)	(224)
Class U	(5,881)	(10,555)
Class U-2	(3,756)	(3,828)
Net decrease in net assets resulting from shareholder distributions	(26,546)	(41,664)

Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	92,047	138,639

Total increase in net assets	131,653	142,599
Net assets at beginning of period	615,726	473,127
Net assets at end of period	$747,379	$615,726

(1)See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)See Note 3 for a discussion of the Fund’s common share transactions.

See notes to unaudited consolidated financial statements.
41

FS Credit Income Fund

Unaudited Consolidated Statement of Cash Flows

(in thousands)

Six Months Ended April 30, 2024
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$66,152
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(400,084)
Proceeds from sales and repayments of investments	287,491
Investments in money market fund, net	(2,664)
Investments sold short, net	(10,579)
Net realized (gain) loss on investments	(4,275)
Net realized (gain) loss on investments sold short	291
Net change in unrealized (appreciation) depreciation on investments	(37,662)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(58)
Net change in unrealized (appreciation) depreciation on swap contracts	710
Net change in unrealized (appreciation) depreciation on investments sold short	(6)
Accretion of discount	(4,336)
(Increase) decrease in deposits held at broker	7,498
(Increase) decrease in receivable for investments sold	(3,600)
(Increase) decrease in reimbursement due from adviser(1)	(41)
(Increase) decrease in dividends receivable	(256)
(Increase) decrease in interest receivable	(1,150)
(Increase) decrease in receivable for variation margin on interest rate swap agreements	(40)
(Increase) decrease in prepaid expenses and other assets	(24)
Increase (decrease) in repurchase agreement payable	4,484
Increase (decrease) in collateral due to broker	(848)
Increase (decrease) in payable for investments purchased	18,931
Increase (decrease) in management fees payable	425
Increase (decrease) in administrative services expenses payable	12
Increase (decrease) in accounting and administrative fees payable	89
Increase (decrease) in interest expense payable	10
Increase (decrease) in professional fees payable	(107)
Increase (decrease) in interest payable for investments sold short	(23)
Increase (decrease) in trustees’ fees payable	1
Increase (decrease) in distribution fee payable—Class U	6
Increase (decrease) in shareholder service and distribution fees payable—Class U-2	59
Increase (decrease) in other accrued expenses and liabilities	172
Net cash provided by (used in) operating activities	(79,422)

Cash flows from financing activities
Issuance of common shares	141,607
Repurchases of common shares	(61,536)
Shareholder distributions paid, net of dividends payable	(13,982)
Borrowings under financing arrangement(2)	148,679
Repayments under financing arrangement(2)	(137,762)
Net cash provided by (used in) financing activities	77,006
Total increase (decrease) in cash	(2,416)
Cash, restricted cash and foreign currency at beginning of period	7,949
Cash, restricted cash and foreign currency at end of period(3)	$5,533

Supplemental disclosure
Reinvestment of shareholder distributions	$12,245
Excise and state taxes paid	$268

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)See Note 9 for a discussion of the Fund’s financing arrangement. During the six months ended April 30, 2024, borrowings under the financing arrangement included $1,917 of capitalized interest.

(3)Balance includes cash and foreign currency of $5,060 and restricted cash of $473. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.

See notes to unaudited consolidated financial statements.
42

FS Credit Income Fund

Consolidated Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$11.57		$11.43	$13.46	$12.26	$12.71	$12.87
Results of operations
Net investment income(2)	0.45		0.82	0.56	0.52	0.61	0.63
Net realized gain (loss) and unrealized appreciation (depreciation)	0.76		0.23	(1.87)	1.40	(0.34)	(0.06)
Net increase (decrease) in net assets resulting from operations	1.21		1.05	(1.31)	1.92	0.27	0.57
Shareholder Distributions:(3)
Distributions from net investment income	(0.47)		(0.91)	(0.72)	(0.72)	(0.72)	(0.73)
Distributions from net realized gain on investments	—		—	—	—	—	(0.00)
Net decrease in net assets resulting from shareholder distributions	(0.47)		(0.91)	(0.72)	(0.72)	(0.72)	(0.73)
Net asset value, end of period	$12.31		$11.57	$11.43	$13.46	$12.26	$12.71
Shares outstanding, end of period	517,168		527,447	835,216	728,645	748,523	949,993
Total return(4)	10.48	%(5)	9.39%	(9.92)%	15.82%	2.48%	4.56%
Ratio/Supplemental Data:
Net assets, end of period	$6,365		$6,105	$9,543	$9,811	$9,175	$12,072
Ratio of net investment income to average net assets(6)(7)	7.47%		6.96%	4.46%	3.92%	4.98%	4.92%
Ratio of total expenses to average net assets(6)	3.84%		3.70%	2.91%	3.00%	3.22%	3.34%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.23)%		(0.22)%	(0.16)%	(0.29)%	(0.35)%	(0.55)%
Ratio of net expenses to average net assets(6)	3.61%		3.48%	2.75%	2.71%	2.87%	2.79%
Portfolio turnover rate	37	%(5)	156%	121%	113%	166%	126%
Total amount of senior securities outstanding exclusive of treasury securities	$77,376		$66,459	$98,632	$53,218	$65,987	$36,094
Asset coverage, per $1,000 of credit facility borrowings(8)	$10,659		$10,265	$5,797	$9,409	$4,859	$6,602
Asset coverage ratio per unit(8)	10.66		10.26	5.80	9.41	4.86	6.60

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.24%, 6.74%, 4.30%, 3.63%, 4.63%, and 4.37% for the six months ended April 30, 2024, and for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
43

FS Credit Income Fund

Consolidated Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$11.61		$11.47	$13.50	$12.29	$12.74	$12.89
Results of operations
Net investment income(2)	0.47		0.86	0.59	0.56	0.64	0.66
Net realized gain (loss) and unrealized appreciation (depreciation)	0.75		0.22	(1.87)	1.40	(0.34)	(0.06)
Net increase (decrease) in net assets resulting from operations	1.22		1.08	(1.28)	1.96	0.30	0.60
Shareholder Distributions:(3)
Distributions from net investment income	(0.49)		(0.94)	(0.75)	(0.75)	(0.75)	(0.75)
Distributions from net realized gain on investments	—		—	—	—	—	(0.00)
Net decrease in net assets resulting from shareholder distributions	(0.49)		(0.94)	(0.75)	(0.75)	(0.75)	(0.75)
Net asset value, end of period	$12.34		$11.61	$11.47	$13.50	$12.29	$12.74
Shares outstanding, end of period	36,051,722		32,866,752	25,234,440	20,176,345	16,079,816	14,845,927
Total return(4)	10.57	%(5)	9.64%	(9.67)%	16.16%	2.76%	4.82%
Ratio/Supplemental Data:
Net assets, end of period	$445,044		$381,603	$289,321	$272,424	$197,633	$189,185
Ratio of net investment income to average net assets(6)(7)	7.73%		7.30%	4.74%	4.16%	5.27%	5.17%
Ratio of total expenses to average net assets(6)	3.59	%(5)	3.49%	2.68%	2.74%	2.97%	3.09%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.23)%		(0.22)%	(0.16)%	(0.29)%	(0.35)%	(0.55)%
Ratio of net expenses to average net assets(6)	3.36%		3.27%	2.52%	2.45%	2.62%	2.54%
Portfolio turnover rate	37	%(5)	156%	121%	113%	166%	126%
Total amount of senior securities outstanding exclusive of treasury securities	$77,376		$66,459	$98,632	$53,218	$65,987	$36,094
Asset coverage, per $1,000 of credit facility borrowings(8)	$10,659		$10,265	$5,797	$9,409	$4,859	$6,602
Asset coverage ratio per unit(8)	10.66		10.26	5.80	9.41	4.86	6.60

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.50%, 7.08%, 4.58%, 3.87%, 4.92%, and 4.62% for the six months ended April 30, 2024, and for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
44

FS Credit Income Fund

Consolidated Financial Highlights—Class T Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019
Per Share Data:(1)
Net asset value, beginning of period	$11.60		$11.46	$13.49	$12.28	$12.74	$12.90
Results of operations
Net investment income(2)	0.44		0.80	0.53	0.49	0.58	0.60
Net realized gain (loss) and unrealized appreciation (depreciation)	0.75		0.23	(1.87)	1.40	(0.35)	(0.06)
Net increase (decrease) in net assets resulting from operations	1.19		1.03	(1.34)	1.89	0.23	0.54
Shareholder Distributions:(3)
Distributions from net investment income	(0.46)		(0.89)	(0.69)	(0.68)	(0.69)	(0.70)
Distributions from net realized gain on investments	—		—	—	—	—	(0.00)
Net decrease in net assets resulting from shareholder distributions	(0.46)		(0.89)	(0.69)	(0.68)	(0.69)	(0.70)
Net asset value, end of period	$12.33		$11.60	$11.46	$13.49	$12.28	$12.74
Shares outstanding, end of period	229,606		260,095	250,038	226,670	154,266	71,205
Total return(4)	10.32	%(5)	9.12%	(10.13)%	15.59%	2.19%	4.36%
Ratio/Supplemental Data:
Net assets, end of period	$2,832		$3,017	$2,865	$3,059	$1,895	$907
Ratio of net investment income to average net assets(6)(7)	7.23%		6.76%	4.21%	3.63%	4.80%	4.67%
Ratio of total expenses to average net assets(6)	4.09%		3.99%	3.18%	3.24%	3.48%	3.59%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.23)%		(0.22)%	(0.16)%	(0.29)%	(0.35)%	(0.55)%
Ratio of net expenses to average net assets(6)	3.86%		3.77%	3.02%	2.95%	3.13%	3.04%
Portfolio turnover rate	37	%(5)	156%	121%	113%	166%	126%
Total amount of senior securities outstanding exclusive of treasury securities	$77,376		$66,459	$98,632	$53,218	$65,987	$36,094
Asset coverage, per $1,000 of credit facility borrowings(8)	$10,659		$10,265	$5,797	$9,409	$4,859	$6,602
Asset coverage ratio per unit(8)	10.66		10.26	5.80	9.41	4.86	6.60

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.00%, 6.54%, 4.05%, 3.34%, 4.45%, and 4.12% for the six months ended April 30, 2024, and for the years ended October 31, 2023, 2022, 2021, 2020 and 2019, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
45

FS Credit Income Fund

Consolidated Financial Highlights—Class U Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,				Period from September 17, 2019 (Commencement of Operations) through October 31, 2019
			2023	2022	2021	2020
Per Share Data:(1)
Net asset value, beginning of period	$11.56		$11.41	$13.44	$12.24	$12.73	$13.06
Results of operations
Net investment income(2)	0.42		0.77	0.49	0.45	0.57	0.07
Net realized gain (loss) and unrealized appreciation (depreciation)	0.75		0.23	(1.86)	1.40	(0.36)	(0.22)
Net increase (decrease) in net assets resulting from operations	1.17		1.00	(1.37)	1.85	0.21	(0.15)
Shareholder Distributions:(3)
Distributions from net investment income	(0.44)		(0.85)	(0.66)	(0.65)	(0.70)	(0.18)
Net decrease in net assets resulting from shareholder distributions	(0.44)		(0.85)	(0.66)	(0.65)	(0.70)	(0.18)
Net asset value, end of period	$12.29		$11.56	$11.41	$13.44	$12.24	$12.73
Shares outstanding, end of period	13,645,768		13,030,328	12,436,322	10,320,524	3,754,756	1,531
Total return(4)	10.22	%(5)	8.89%	(10.40)%	15.31%	2.03%	(1.12	)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$167,662		$150,611	$141,863	$138,704	$45,958	$20
Ratio of net investment income to average net assets(6)(7)	6.97%		6.51%	3.97%	3.35%	4.75%	4.28%
Ratio of total expenses to average net assets(6)	4.35%		4.24%	3.43%	3.48%	3.73%	3.85%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.23)%		(0.22)%	(0.16)%	(0.29)%	(0.34)%	(0.55)%
Ratio of net expenses to average net assets(6)	4.12%		4.02%	3.27%	3.19%	3.39%	3.30%
Portfolio turnover rate	37	%(5)	156%	121%	113%	166%	126	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$77,376		$66,459	$98,632	$53,218	$65,987	$36,094
Asset coverage, per $1,000 of credit facility borrowings(8)	$10,659		$10,265	$5,797	$9,409	$4,859	$6,602
Asset coverage ratio per unit(8)	10.66		10.26	5.80	9.41	4.86	6.60

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.74%, 6.29%, 3.81%, 3.06%, 4.41%, and 3.73% for the six months ended April 30, 2024, and for the years ended October 31, 2023, 2022, 2021, 2020, and for the period from September 17, 2019 (Commencement of Operations) through October 31, 2019, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
46

FS Credit Income Fund

Consolidated Financial Highlights—Class U-2 Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31, 2023	Year Ended October 31, 2022	Period from December 18, 2020 (Commencement of Operations) through October 31, 2021
Per Share Data:(1)
Net asset value, beginning of period	$11.65		$11.50	$13.52	$13.24
Results of operations
Net investment income(2)	0.44		0.81	0.58	0.39
Net realized gain (loss) and unrealized appreciation (depreciation)	0.75		0.23	(1.87)	0.54
Net increase (decrease) in net assets resulting from operations	1.19		1.04	(1.29)	0.93
Shareholder distributions:(3)
Distributions from net investment income	(0.45)		(0.89)	(0.73)	(0.65)
Net decrease in net assets resulting from shareholder distributions	(0.45)		(0.89)	(0.73)	(0.65)
Net asset value, end of period	$12.39		$11.65	$11.50	$13.52
Shares outstanding, end of period	10,128,989		6,384,781	2,568,950	1,739,492
Total return(4)	10.34	%(5)	9.21%	(9.70)%	7.16	%(5)
Ratio/Supplemental Data:
Net assets, end of period	$125,476		$74,390	$29,535	$23,528
Ratio of net investment income to average net assets(6)(7)	7.21%		6.85%	4.67%	3.33%
Ratio of total expenses to average net assets(6)	4.14%		3.89%	2.77%	3.41%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.23)%		(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	3.91%		3.67%	2.61%	3.12%
Portfolio turnover rate	37	%(5)	156%	121%	113	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$77,376		$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$10,659		$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	10.66		10.26	5.80	9.41

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U-2 common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 6.98%, 6.62%, 4.51%, and 3.04% for the six months ended April 30, 2024, and for the years ended October 31, 2023, 2022 and for the period from December 18, 2020 (Commencement of Operations) through October 31, 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

47

Note 1. Principal Business and Organization

FS Credit Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on October 27, 2016 and commenced investment operations on November 1, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a closed-end management investment company.

The Fund is a continuously offered, diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund offers seven classes of shares of beneficial interest — Class A Shares, Class I Shares, Class L Shares, Class M Shares, Class T Shares, Class U Shares and Class U-2 Shares (each defined below), which are substantially the same except that each class of shares has different sales charges and expenses. Shares are offered at a public offering price equal to the then-current net asset value per share of the applicable class, plus, in the case of Class A Shares, Class L Shares, Class T Shares and Class U-2 Shares, the applicable Sales Load. “Sales Load” includes selling commissions of up to 5.75% for Class A Shares, up to 3.50% for Class L Shares and Class T Shares and up to 2.50% for Class U-2 Shares. For purchases made prior to March 1, 2024, a contingent deferred sales charge (“CDSC”) of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024, a CDSC of 1.00% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”).

As of April 30, 2024, the Fund had a wholly-owned subsidiary through which it holds an interest in a portfolio company. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiary it consolidated as of April 30, 2024 in accordance with U.S. generally accepted accounting principles (“GAAP”). All intercompany transactions have been eliminated in consolidation. The Fund’s consolidated subsidiary is subject to U.S. federal and state income taxes.

The Fund’s investment objective is to provide attractive total returns, including current income and capital appreciation. Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in debt obligations. The securities acquired by the Fund may include all types of debt and equity obligations and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity. There is no geographical or currency limitation on securities acquired by the Fund. The Fund may purchase debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.

The investment adviser to the Fund, FS Credit Income Advisor, LLC (“FS Credit Income Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the GoldenTree Sub-Advisor (as defined below) and overseeing investment decisions for the Fund’s portfolio. FS Credit Income Advisor has engaged GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Advisor”), a wholly owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), to act as the Fund’s investment sub-adviser and make investment decisions for the Fund’s portfolio, subject to the oversight of FS Credit Income Advisor.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with GAAP for interim information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended October 31, 2023 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended April 30, 2024 are not necessarily indicative of the results that may be expected for the year ending October 31, 2024. As provided under Accounting Standards Codification Topic 946, or ASC Topic 946, Financial Services — Investment Companies, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary in its unaudited consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the unaudited consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

48

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”), Class T share of beneficial interest (“Class T Share”) and Class U-2 share of beneficial interest (“Class U-2 Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”), Class M share of beneficial interest (“Class M Share”) and Class U share of beneficial interest (“Class U Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Fund’s board of trustees (the “Board”) is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process as set forth in FS Credit Income Advisor’s valuation policy. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, FS Credit Income Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to its responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from FS Credit Income Advisor as valuation designee on a quarterly basis.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”). The Fund also may invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.

For purposes of calculating NAV, the Fund uses the following valuation methods:

• The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

• If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Credit Income Advisor to be unreliable (and therefore, not readily available), FS Credit Income Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm or by FS Credit Income Advisor’s fair value committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Credit Income Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Credit Income Advisor, under the oversight of the Board, in accordance with FS Credit Income Advisor’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Credit Income Advisor may rely upon valuations

49

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

obtained from an approved independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•Monthly, FS Credit Income Advisor will determine and document valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•The quarterly fair valuation process will begin with FS Credit Income Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;

•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in FS Credit Income Advisor’s valuation policy and communicates the information to FS Credit Income Advisor in the form of a valuation range;

•FS Credit Income Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;

•FS Credit Income Advisor then provides the Audit Committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process as required by the Board reporting requirement of Rule 2a-5 and FS Credit Income Advisor’s valuation policy;

•The Audit Committee of the Board meets with FS Credit Income Advisor to receive the relevant quarterly reporting and to discuss any questions from the Audit Committee in connection with the Audit Committee of the Board’s role in overseeing the fair valuation process; and preliminary valuations will then be presented to and discussed with the Audit Committee of the Board;

•Following the completion of fair value oversight activities, the Audit Committee of the Board, with assistance from FS Credit Income Advisor, provides the Board with a report regarding the quarterly valuation process.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, FS Credit Income Advisor may use any approved independent third-party pricing or valuation services. However, FS Credit Income Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by FS Credit Income Advisor, or provided by any approved independent third-party valuation or pricing service, that FS Credit Income Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Credit Income Advisor, any approved independent third-party valuation service and the Audit Committee of the Board may consider when determining the fair value of the Fund’s investments.

The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.

50

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges typically will be valued daily at their last sale price. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. Swaps that cannot be valued from an independent third party may be valued using prices supplied by the counterparty but will be considered Level 3 investments and thus subject to the multi-step fair valuation process, as described previously. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss). Reverse repurchase agreements are valued at cost, which approximates fair value.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on relative net assets.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized or accreted as interest income, using the effective interest method, over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs primarily include third-party expenses incurred in marketing the Fund’s common shares. FS Investments has agreed to assume all of the Fund’s organization and offering costs and will not seek reimbursement of such costs.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC

51

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to non-deductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the six months ended April 30, 2024, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s unaudited consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Interest Rate Futures Contracts: The Fund enters into interest rate futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Interest rate futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

Cross-currency Swaps: The Fund enters into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund enters into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Total Return Swaps: The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up

52

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement.

Reverse Repurchase Agreements: The Fund utilizes reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. Reverse repurchase agreements are valued at cost, which approximates fair value.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund authorizes and declares ordinary cash distributions daily and pays on a monthly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

Recent Accounting Pronouncements: In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”),” which clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Fund has concluded that this guidance will not have a material impact on its consolidated financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the six months ended April 30, 2024 and the year ended 2023:

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023
Class A Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	12,162	$154	74,710	$891
Reinvestment of Distributions	11,903	145	25,907	303
Total Gross Proceeds	24,065	299	100,617	1,194
Commissions and Dealer Manager Fees	—	(5)	—	(18)
Net Proceeds to the Fund	24,065	294	100,617	1,176
Share Repurchase Program	(34,344)	(413)	(390,834)	(4,621)
Transfers Out	—	—	(17,552)	(207)
Net Proceeds from Class A Share Transactions	(10,279)	$(119)	(307,769)	$(3,652)

Class I Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	6,567,135	$80,067	12,622,102	$149,497
Reinvestment of Distributions	400,500	4,908	861,574	10,115
Total Gross Proceeds	6,967,635	84,975	13,483,676	159,612
Share Repurchase Program	(3,809,384)	(46,133)	(5,869,332)	(69,690)
Transfers In	26,719	320	17,968	213
Net Proceeds from Class I Share Transactions	3,184,970	$39,162	7,632,312	$90,135

53

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Year Ended October 31, 2023
Class T Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	2,277	$28	2,150	$25
Reinvestment of Distributions	6,631	81	14,089	165
Total Gross Proceeds	8,908	109	16,239	190
Share Repurchase Program	(38,061)	(471)	(5,706)	(68)
Transfers Out	(1,336)	(16)	(476)	(6)
Net Proceeds from Class T Share Transactions	(30,489)	$(378)	10,057	$116

Class U Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	1,120,683	$13,585	1,013,414	$11,925
Reinvestment of Distributions	363,463	4,432	693,811	8,108
Total Gross Proceeds	1,484,146	18,017	1,707,225	20,033
Share Repurchase Program	(847,606)	(10,289)	(1,136,978)	(13,437)
Transfers In	4,391	54	23,759	277
Transfers Out	(25,491)	(304)	—	—
Net Proceeds from Class U Share Transactions	615,440	$7,478	594,006	$6,873

Class U-2 Shares	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	3,876,533	$48,231	4,935,282	$59,575
Reinvestment of Distributions	217,503	2,679	247,375	2,914
Total Gross Proceeds	4,094,036	50,910	5,182,657	62,489
Commissions and Dealer Manager Fees	—	(722)	—	(944)
Net Proceeds to the Fund	4,094,036	50,188	5,182,657	61,545
Share Repurchase Program(1)	(345,473)	(4,230)	(1,343,249)	(16,101)
Transfers Out	(4,355)	(54)	(23,577)	(277)
Net Proceeds from Class U-2 Share Transactions	3,744,208	$45,904	3,815,831	$45,167
Net Proceeds to the Fund	7,503,850	$92,047	11,744,437	$138,639

(1)For purchases made prior to March 1, 2024, a CDSC of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024, a CDSC of 1.00% may be assessed on class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase.

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

54

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the six months ended April 30, 2024, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
December 13, 2023	5%(1)	3,536,93	6.39%
March 13, 2024	5%	1,537,932	2.56%
Total		5,074,868

(1)The fund repurchased the additional 1.39% of outstanding shares tendered pursuant to Rule 23c-3(b)(5) of the 1940 Act.

Distribution Plan

The Fund, with respect to its Class L, Class M, Class T, Class U and Class U-2 Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M, Class T, Class U and Class U-2 Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets for Class L, Class M and Class T Shares, 0.50% of average daily net assets for Class U-2 Shares and 0.75% of average daily net assets for Class U Shares attributable to the respective share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the six months ended April 30, 2024, Class T, Class U and Class U-2 Shares incurred distribution fees of $4, $605 and $189, respectively.

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L, Class T and Class U-2 Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Credit Income Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L, Class T and Class U-2 Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L, Class T and Class U-2 Shares, respectively. For the six months ended April 30, 2024, Class A, Class T and Class U-2 Shares incurred shareholder service fees of $8, $3 and $94, respectively.

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

55

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions

Compensation of the Investment Adviser, Sub-Adviser and their Affiliates

Pursuant to the investment advisory agreement (as amended, “Investment Advisory Agreement”), dated as of September 18, 2017, by and between the Fund and FS Credit Income Advisor, FS Credit Income Advisor is entitled to a management fee in consideration of the advisory services provided by FS Credit Income Advisor to the Fund. FS Credit Income Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.

Pursuant to the investment sub-advisory agreement (“Sub-Advisory Agreement”), dated as of September 18, 2017, by and among the Fund, FS Credit Income Advisor and the GoldenTree Sub-Advisor, the GoldenTree Sub-Advisor is entitled to receive a sub-advisory fee (payable out of the management fee) equal to 0.775% (on an annualized basis) of the Fund’s average daily gross assets.

The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period. Prior to April 6, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as FS Credit Income Advisor may determine.

Pursuant to the amended and restated administration agreement (“Administration Agreement”), dated as of April 6, 2018, by and between the Fund and FS Credit Income Advisor, the Fund reimburses FS Credit Income Advisor and the GoldenTree Sub-Advisor, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the GoldenTree Sub-Advisor providing administrative services to the Fund on behalf of FS Credit Income Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Credit Income Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Credit Income Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Credit Income Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.

The Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Credit Income Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to FS Credit Income Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Credit Income Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Credit Income Advisor.

Reimbursements of administrative expenses to FS Credit Income Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and the GoldenTree Sub-Advisor has agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which FS Credit Income Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the Expense Limitation Agreement and FS Credit Income Advisor and the GoldenTree Sub-Advisor have agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.

Pursuant to the Administration Agreement, FS Credit Income Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by FS Credit Income Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Credit Income Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Credit Income Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Credit Income Advisor or GoldenTree, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

56

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

FS Investments funded the Fund’s offering costs in the amount of $1,681 for the period from October 27, 2016 (Inception) through April 6, 2018. Effective April 6, 2018, FS Investments agreed to assume all of the Fund’s prior and future offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the six months ended April 30, 2024:

Related Party	Source Agreement	Description	Amount
FS Credit Income Advisor	Investment Advisory Agreement	Management Fee(1)	$6,680
FS Credit Income Advisor	Administration Agreement	Administrative Services Expenses(2)	$56

(1)As of April 30, 2024, $3,455 in management fees were payable to FS Credit Income Advisor.

(2)During the six months ended April 30, 2024, all of the accrued administrative services expenses related to third-party expenses.

Cross-Trades

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other funds sponsored by FS Investments and certain affiliates of the Fund in accordance with Rule 17a-7 under the 1940 Act, when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with cross-trade procedures approved by the Board. Pursuant to Rule 17a-7 and in accordance with the Fund’s cross-trade procedures, each cross-trade is effected at the independent current market price of the security. During the six months ended April 30, 2024, the Fund did not engage in any cross-trade purchases.

Capital Contributions by FS Investments and GoldenTree

In June 2017, pursuant to a private placement, Michael C. Forman, a principal of FS Credit Income Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

In November 2017, FS Investments, GoldenTree and their affiliates collectively purchased $19,900 of Class I Shares, in June 2018, FS Investments purchased $17,283 of Class I Shares, in September 2019, an affiliate of FS Investments purchased $20 of Class U Shares and in December 2020, an affiliate of FS Investments purchased $20 of Class U-2 Shares. As of April 30, 2024, the Board and individuals and entities affiliated with FS Credit Income Advisor and GoldenTree held 1,075,970 Class I Shares, 1,531 Class U Shares and 1,511 Class U-2 Shares valued at approximately $13,277, $19 and $19, respectively, based on the respective NAV per share on such date. FS Investments, GoldenTree, and their respective employees, partners, officers and affiliates may own a significant or meaningful percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant or meaningful influence on the outcome of any matter put to a vote of shareholders.

Expense Limitation Agreement

Pursuant to an amended and restated expense limitation agreement, dated April 6, 2018 (the “Expense Limitation Agreement”), FS Credit Income Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Credit Income Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Credit Income Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Credit Income Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Credit Income Advisor. The Expense Limitation Agreement may not be terminated by FS Credit Income Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC (whether incurred by counsel to the Fund, FS Credit Income Advisor or the GoldenTree Sub-Advisor), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage

57

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

The specific amount of expenses waivable and/or payable by FS Credit Income Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Credit Income Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the six months ended April 30, 2024, the Fund accrued $803 of expense reimbursements from the adviser that FS Investments has agreed to pay, all of which pertained to the Expense Limitation Agreement. Such amount may be subject to conditional reimbursement as described above.

The following table reflects the amounts paid or waived by FS Credit Income Advisor under the expense limitation agreement and the expiration date for future possible reimbursements by the Fund:

For the Six Months Ended	Amount	Expiration Date
October 31, 2021	$471	October 31, 2024
April 30, 2022	369	April 30, 2025
October 31, 2022	417	October 31, 2025
April 30, 2023	597	April 30, 2026
October 31, 2023	565	October 31, 2026
April 30, 2024	803	April 30, 2027
	$3,222

Exemptive Relief

The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Credit Income Advisor, GoldenTree or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board of Trustees who have no financial interest in the co-investment transaction and a majority of the Board of Trustees who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.

Note 5. Distributions

During the six months ended April 30, 2024, the Fund declared gross distributions in the amount of $0.486 (as adjusted for the applicable share class expenses) per share in the total amount of $26,546. As of April 30, 2024, $2,504 of dividends were payable to shareholders. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $870,655 as of April 30, 2024. The difference between the Fund’s GAAP basis cost and tax basis cost is primarily due to wash sales loss deferrals. Aggregate net unrealized appreciation (depreciation) on investments, including derivatives, on a tax basis was $9,216, which was comprised of gross unrealized appreciation of $26,305 and gross unrealized depreciation of $17,089, as of April 30, 2024.

As of October 31, 2023, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $17,198 and $17,061, respectively. Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term.

Note 6. Financial Instruments

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial

58

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund enters into cross-currency swap contracts and forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies, interest rate futures and/or swap contracts to gain or reduce exposure to fluctuations in interest rates and total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

An interest rate futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund invests in interest rate futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost. In addition, the Fund takes long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.

Upon entering into an interest rate futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at broker in the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into interest rate futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

59

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Each total return swap is marked semi-monthly or more frequently and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of total return swaps contains the risk that the underlying security defaults (credit risk).

Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns.

If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of April 30, 2024 was as follows:

	Fair Value
	Derivative Assets		Derivative Liabilities
Foreign Currency Risk
Forward foreign currency exchange contracts	$1,543	(1)	$887	(2)
Cross-currency swaps	$1,723	(4)	$730	(3)
Interest Rate Risk
Interest rate swaps	$299	(4)	$5	(3)
Credit Risk
Total return swaps	$—		$33	(3)
Credit default swaps	$—		$18	(3)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

(2)Unrealized depreciation on forward foreign currency exchange contracts.

(3)Unrealized depreciation on swap contracts.

(4)Unrealized appreciation on swap contracts.

60

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of April 30, 2024:

Counterparty	Derivative Assets Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Received(2)	Cash Collateral Received(2)(3)	Net Amount of Derivative Assets(4)
JPMorgan Chase Bank, N.A.	$2,366	$1,452	$—	$229	$685
State Street Bank and Trust Company	$900	$137	$—	$—	$763
Goldman Sachs & Co. LLC	$70	$—	$—	$—	$70
Goldman Sachs International	$229	$5	$—	$—	$224

Counterparty	Derivative Liabilities Subject to Master Netting Agreement(1)	Derivatives Available for Offset	Non-cash Collateral Pledged(2)	Cash Collateral Pledged(2)(3)	Net Amount of Derivative Liabilities(5)
BNP Paribas	$28	$—	$—	$—	$28
JPMorgan Chase Bank, N.A.	$1,452	$1,452	$—	$—	$—
State Street Bank and Trust Company	$137	$137	$—	$—	$—
Bank of America, N.A.	$33	$—	$—	$—	$33
Merrill Lynch, Pierce, Fenner & Smith Inc.	$18	$—	$—	$—	$18
Goldman Sachs International	$5	$5	$—	$—	$—

(1)Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Certain cash collateral pledged by counterparties has been utilized by the Fund for daily investment activities and is not reflected on the Fund’s consolidated statement of assets and liabilities.

(4)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(5)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

The effect of derivative instruments (which are not considered to be hedging instruments for accounting purposes) on the Fund’s unaudited consolidated statement of operations by risk exposure for the six months ended April 30, 2024 was as follows:

	Net Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$(363	)(1)	$58	(2)
Cross-currency swaps	$869	(3)	$(1,254	)(4)
Interest Rate Risk
Interest rate futures	$(41	)(5)	$—
Interest rate swaps	$(911	)(3)	$270	(4)
Credit Risk
Total return debt swaps	$(52	)(3)	$292	(4)
Credit default swaps	$(3	)(3)	$(18	)(4)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statement of operations and located as follows:

(1) Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

61

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on futures contracts.

The average notional amounts of forward foreign currency exchange contracts, cross-currency swaps, interest rate swaps and total return debt swaps outstanding during the six months ended April 30, 2024, which are indicative of the volumes of these derivative types, were $88,535, $132,424, $27,014 and $1,327, respectively.

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the consolidated statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the consolidated statement of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by the Fund under master repurchase agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of April 30, 2024, the following table presents the Fund’s open reverse repurchase agreements by counterparty, which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Non-cash Collateral Pledged Including Accrued Interest(1)	Cash Collateral Pledged	Net Exposure Due (to)/from Counterparty(2)
BNP Paribas	$41,449	$41,449	$—	$—
Royal Bank of Canada	$6,710	$6,710	$—	$—

(1)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of April 30, 2024.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	30 - 90 Days	More Than 90 Days	Total
Reverse repurchase agreements
Senior Secured Bonds and Unsecured Bonds	$—	$17,605	$30,554	$—	$48,159
Total Borrowings	$—	$17,605	$30,554	$—	$48,159

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

62

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of April 30, 2024:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$165,299	$166,543	19%
Senior Secured Loans—Second Lien	20,168	21,206	2%
Senior Secured Bonds	132,048	132,485	15%
Unsecured Bonds	295,369	300,521	34%
Collateralized Loan Obligation (CLO) / Structured Credit	216,783	221,526	26%
Convertible Bonds	10,981	8,410	1%
Municipal Bonds	4,831	2,489	0%
Emerging Markets Debt	4,642	4,650	1%
Preferred Equity	11,699	11,803	1%
Common Equity	4,971	5,542	1%
Short-Term Investments	2,664	2,664	0%
Total	$869,455	$877,839	100%

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of April 30, 2024, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of April 30, 2024, the Fund had twelve senior secured loan investments with aggregate unfunded commitments of $4,123. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of April 30, 2024:

Industry Classification	Fair Value	Percentage of Portfolio
USD CLO	$115,133	13%
EUR CLO	84,399	10%
Oil & Gas	55,868	6%
Media Entertainment	51,724	6%
Banks	45,455	5%
Chemicals	43,843	5%
Healthcare-Services	42,079	5%
Pipelines	39,723	5%
Software	35,094	4%
Leisure Time	34,524	4%
Electric	29,286	3%
Retail	29,256	3%
Telecommunications	26,596	3%
Pharmaceuticals	23,642	3%
Real Estate Investment Trusts	18,785	2%
Diversified Financial Services	16,652	2%
Internet	16,594	2%
Commercial MBS	16,427	2%
Others	152,759	17%
Total	$877,839	100%

63

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

Purchases and sales of securities during the six months ended April 30, 2024, other than short-term securities and U.S. government obligations, were $400,084 and $287,491, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that a fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of April 30, 2024, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$125,916	$40,627	$166,543
Senior Secured Loans—Second Lien	—	21,069	137	21,206
Senior Secured Bonds	—	132,485	—	132,485
Unsecured Bonds	—	299,713	808	300,521
Collateralized Loan Obligation (CLO) / Structured Credit	—	218,924	2,602	221,526
Convertible Bonds	—	8,410	—	8,410
Municipal Bonds	—	2,489	—	2,489
Emerging Markets Debt	—	4,650	—	4,650
Preferred Equity	—	—	11,803	11,803
Common Equity	75	5,404	63	5,542
Short-Term Investments	—	2,664	—	2,664
Total Investments	75	821,724	56,040	877,839
Forward Foreign Currency Exchange Contracts	—	1,543	—	1,543
Cross-Currency Swaps	—	1,723	—	1,723
Interest Rate Swaps	—	299	—	299
Total Assets	$75	$825,289	$56,040	$881,404

Liability Description	Level 1	Level 2	Level 3	Total
Reverse Repurchase Agreements	$—	$(48,159)	$—	$(48,159)
Investments Sold Short	—	(1,931)	—	(1,931)
Forward Foreign Currency Exchange Contract	—	(887)	—	(887)
Interest Rate Swaps	—	(5)	—	(5)
Cross-Currency Swaps	—	(730)	—	(730)
Total-Return Debt Swaps	—	—	(33)	(33)
Credit Default Swaps	—	(18)	—	(18)
Total Liabilities	$—	$(51,730)	$(33)	$(51,763)

64

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to FS Credit Income Advisor’s valuation policy and consistently applied valuation process. The Board has designated FS Credit Income Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in FS Credit Income Advisor’s valuation policy.

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the mid-point of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Investments that are traded on an active public market are valued at their closing price as of the date of the consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Except as described above, one of the Fund’s preferred stock investments is also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value.

FS Credit Income Advisor periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, FS Credit Income Advisor believes that these prices are reliable indicators of fair value. FS Credit Income Advisor reviewed the valuation determinations made with respect to these investments in a manner consistent with FS Credit Income Advisor’s valuation policy.

The following is a reconciliation for the six months ended April 30, 2024 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Senior Secured Bonds	Unsecured Bonds	Collateralized Loan Obligation (CLO)/ Structured Credit	Preferred Equity	Common Equity	Total
Fair value at beginning of period	$33,608	$2,897	$3,996	$805	$2,501	$4,319	$80	$48,206
Accretion of discount (amortization of premium)	91	3	93	—	—	—	—	187
Realized gain (loss)	4	53	37	—	(9)	—	—	85
Net change in unrealized appreciation (depreciation)	522	(49)	135	3	371	35	(19)	998
Purchases	6,661	2	—	—	2	7,450	2	14,117
Sales	(259)	(2,769)	(4,261)	—	(263)	(1)	—	(7,553)
Transfers into Level 3(1)	—	—	—	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—	—	—	—
Fair value at end of period	$40,627	$137	$—	$808	$2,602	$11,803	$63	$56,040
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$522	$—	$—	$3	$371	$35	$27	$958

(1)Transfers into or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year. For the six months ended April 30, 2024 there were no transfers in or out of Level 3.

65

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended April 30, 2024 of the interest rate swaps and total return debt swaps for which significant unobservable inputs (Level 3) were used in determining fair value:

Total Return Debt Swaps
Fair value at beginning of period	$(325)
Accretion of discount (amortization of premium)	—
Realized gain (loss)	(52)
Net change in unrealized appreciation (depreciation)	292
Sales and repayments	52
Transfers into Level 3	—
Transfers out of Level 3	—
Fair value at end of period	$(33)

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$292

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of April 30, 2024 are as follows:

Type of Investment	Fair Value at April 30, 2024	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans - First Lien	$40,627	Market Comparables	Market Yield (%)	4.9% - 11.3%	7.3%
Senior Secured Loans - Second Lien	137	Market Comparables	Market Yield (%)	9.7% - 10.7%	10.2%
Unsecured Bonds	808	Market Comparables	EBITDA Multiples (x) Market Yield (%)	5.8x - 6.8x 10.5% - 11.7%	6.3x 11.1%
CLO/Structured Credit	2,223	Discounted Cash Flow	Discount Rate (%)	10.0% - 16.0%	13.0%
	379	Other(2)
Preferred Equity	1,851	Market Comparables	EBITDA Multiples (x) Market Yield (%)	8.8x - 13.3x 13.3% - 16.1%	9.8x 14.2%
	9,952	Other(2)
Common Equity	56 1 6	Market Comparables Option Pricing Model Other(2)	EBITDA Multiples (x) Volatility (%)	4.9x - 5.9x 30.0% - 30.0%	5.4x 30.0%
Total	$56,040
Total Return Debt Swaps	$(33)	Market Comparables	Market Yield (%)	0.0% - 4.4%	1.9%

(1)For investments using a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option pricing model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

(2)Fair valued based on expected outcome of proposed corporate transactions, other factors or proportionate share of private credit vehicle.

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

66

Note 9. Financing Arrangement

The following table presents summary information with respect to the Fund’s financing arrangement as of April 30, 2024:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available	Maturity Date
BNP Facility	Revolving Prime Brokerage	OBFR+1.10%	$77,376	$167,697(1)	October 29, 2024(2)

(1)The amount available under the BNP Facility is calculated based on the value of the pledged collateral, rather than BNP Paribas’ commitment. As explained below, the Fund may borrow amounts in excess of BNP Paribas’ commitment, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for additional borrowings.

(2)As described below, the BNP Facility generally is terminable upon 179 days’ notice by either party. As of April 30, 2024, neither the Fund nor BNP Paribas had provided notice of its intent to terminate the facility.

BNP Facility

On October 25, 2017, and effective November 1, 2017, the Fund entered into a committed facility arrangement (as amended, the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. The Fund may borrow on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such borrowings. The Fund may also borrow on a committed basis up to an aggregate principal amount equal to the average outstanding balance over the past ten business days.

The Fund may terminate the BNP facility at any time upon written notice to BNP Paribas. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide the Fund with 179 days’ written notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc. during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay the Fund a fee equal to 1.00% of the maximum amount of financing available on the termination date.

Prior to January 27, 2023, under the BNP Facility, borrowings beared interest at the rate of one-month London Interbank Offered Rate (“LIBOR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.00% per annum. Effective January 27, 2023, borrowings bear interest at the rate of Overnight Bank Funding Rate (“OBFR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.10% per annum (or the relevant spread for any foreign currency borrowings).  Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Under the BNP Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by the Fund is determined in accordance with the margin requirements described in the BNP Facility agreements. The BNP Facility agreements contain events of default and termination events customary for similar financing transactions.

The Fund’s obligations under the BNP Facility are secured by a first priority security interest in the Fund’s assets held at certain specified custody accounts.

The carrying amount outstanding under the BNP Facility approximates its fair value. For the six months ended April 30, 2024, the total interest expense for the BNP Facility was $1,917.

For the six months ended April 30, 2024, the interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:

Interest expense on the BNP Facility(1)	$1,917
Average borrowings	$59,391
Effective interest rate on borrowings at April 30, 2024	6.42%
Weighted average interest rate	6.42%

(1)Interest under the BNP Facility is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. During the six months ended April 30, 2024, interest under the BNP Facility was capitalized.

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

67

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

LIBOR and SOFR Risk: The Fund’s investments, interest payment obligations and financing terms may be based on floating rates, such as LIBOR or SOFR. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, supports replacing U.S. dollar LIBOR with SOFR, a new index calculated by short-term repurchase agreements backed by Treasury securities. Prohibitions and requirements with respect to floating rate benchmarks may adversely affect the value of floating-rate debt securities in the Fund’s portfolio. While SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, it is not possible to predict whether SOFR will ultimately prevail in the market as the definitive replacement for LIBOR. The transition away from LIBOR and other current reference rates to alternative reference rates is complex and could have a material adverse effect on the Fund’s business, financial condition and results of operations, including as a result of any changes in the pricing of the Fund’s investments, changes to the documentation for certain of the Fund’s investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Credit Income Advisor and GoldenTree believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, litigation, legislation or other political events, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Senior Loans Risk: The senior loans in which the Fund invests will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Below Investment Grade Rating Risk” below.” Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the NAV of the Shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed-income instruments.

68

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Credit Income Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

69

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Collateralized Loan Obligation (“CLO”) Securities Risk: The Fund will invest in CLO securities issued by CLOs that principally invest in senior loans (typically, 80% or more of their assets), diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) subordinated loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in senior loans. Holders of such securities are subject to a number of risks, including the credit, liquidity, counterparty and other market and asset specific risks.

CLOs are generally backed by an asset or a pool of assets (often senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The Fund primarily invests in CLOs categorized as the mezzanine tranche, which are made in companies with capital structures having indebtedness ranking ahead of the CLOs.

CLO securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs as discussed above. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. CLO documentation is also highly complex, creating potential risk of inconsistencies or errors and requiring significant expertise in interpretation. Finally, CLO securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk, operational risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Credit Income Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In accordance with Rule 18f-4, the Fund adopted and implemented a comprehensive written derivatives risk management program and is subject to an outer limit on Fund leverage risk calculated based on value-at-risk. This outer limit is based on a relative value-at-risk test that will compare the Fund’s value-at-risk to the value-at-risk of a designated reference portfolio. The derivatives risk management program is administered by a “derivatives risk manager,” who has been appointed by the Fund’s Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), and periodically reviews the derivatives risk management program and reports to the Board on a quarterly basis.

70

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Economic Downturn or Recession: Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions.Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Credit Income Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Market Disruption and Geopolitical Risks: Certain local, regional or global events such as war (including Russia’s invasion of Ukraine and the Israel-Hamas war), acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risk” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include, but are not limited to, volatility in markets, changes in interest rates, embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on an investment in the Fund. The ultimate impact of Market Disruptions and Geopolitical Risks on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is monitoring these events.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it has exceeded 100% in certain prior years and may exceed 100% again in the future. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Cybersecurity Risks: Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, its affiliates and the Fund’s and its affiliates’ respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, it could suffer such losses in the future.

The Fund’s affiliates and respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. Despite reasonable precautions, the risk remains that such incidents could occur, and this potentially could jeopardize confidential and other information, including non-public personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Fund’s affiliates and the Fund and its affiliates’ respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

71

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Cash Balance Risk: The Fund’s cash is held in accounts at U.S. banking institutions. Cash held by the Fund and its portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation insurance limits. If such banking institutions were to fail, the Fund or its portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund and its portfolio companies’ business, financial condition, results of operations, or prospects.

Although the Fund assesses its portfolio companies’ banking relationships as necessary or appropriate, the Fund and its portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund or its portfolio companies’ respective current and projected future business operations could be significantly impaired by factors that affect the Fund or its portfolio companies, the financial institutions with which the Fund or its portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund or its portfolio companies have financial or business relationships but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund or its portfolio companies to acquire financing on acceptable terms or at all.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Credit Income Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Credit Income Advisor, GoldenTree and their respective affiliates (including FS Investments) resulting from the expense limitation agreements.

72

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Credit Income Advisor, the Fund’s investment adviser. In addition, FS Credit Income Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to the GoldenTree Sub-Adviser, the investment sub-adviser to the Fund. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Credit Income Advisor and the GoldenTree Sub-Adviser upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the GoldenTree Sub-Adviser voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Board Approval of the Continuation of the Investment Advisory Agreement and Investment Sub-Advisory Agreement

At a meeting of the Board held on March 5, 2024 (the “Meeting”), the Board, including a majority of those trustees of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, FS Credit Income Advisor or the GoldenTree Sub-Advisor (“Independent Trustees”), considered and re-approved: (1) the Fund’s Investment Advisory Agreement between the Fund and FS Credit Income Advisor; and (2) the Sub-Advisory Agreement by and among the Fund, FS Credit Income Advisor and the GoldenTree Sub-Advisor (together with the Investment Advisory Agreement, the “Advisory Agreements”), each as being in the best interests of the Fund and its shareholders. In approving the Advisory Agreements, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel, including information provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor specifically in relation to the consideration of the re-approval of the Advisory Agreements in response to requests for information from the Independent Trustees and their independent legal counsel.

In their deliberations, the Board considered a range of materials and information regarding the nature, extent and quality of services provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor; the past performance of the Fund compared to relevant indices and other registered investment companies comparable to the Fund in terms of structure, investment objectives, portfolio mix and/or other similar criteria (“Comparable Companies”); the fees and expenses of the Fund compared to Comparable Companies; the possibility of economies of scale that could be passed on to the Fund; and the profitability of FS Credit Income Advisor and the GoldenTree Sub-Advisor. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by FS Credit Income Advisor and the GoldenTree Sub-Advisor (and their affiliates) as a result of their relationships with the Fund.

In addition to evaluating, among other things, the written information provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor, the Board also considered the presentations from FS Credit Income Advisor and the GoldenTree Sub-Advisor and the answers to questions posed by the Board to representatives of FS Credit Income Advisor and the GoldenTree Sub-Advisor. The Independent Trustees also met separately in an executive session with their independent legal counsel to review and consider the information provided regarding the Advisory Agreements.

73

Supplemental Information (Unaudited) (continued)

Based on their review, the Board and the Independent Trustees concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the Advisory Agreements. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services provided by FS Credit Income Advisor and the GoldenTree Sub-Advisor, the Board reviewed information describing the financial strength, experience, resources, compliance programs, and key personnel of FS Credit Income Advisor and the GoldenTree Sub-Advisor (and their affiliates), including the personnel who provide investment management services to the Fund. With respect to FS Credit Income Advisor, the Board recognized the significant investment of time, capital and human resources provided by FS Credit Income Advisor and its affiliates that has resulted in the successful operation and management of the Fund.

The Board considered FS Credit Income Advisor’s role in the management of the Fund, including the oversight and supervision of the GoldenTree Sub-Advisor. The Board noted the administrative services FS Credit Income Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. With respect to the GoldenTree Sub-Advisor, the Board considered, among other things, its role in sourcing, vetting and executing on investment decisions on behalf of the Fund, the experienced investment personnel performing such services, its organizational capability, financial strength and compliance functions and its demonstrated success in the industry.

The Board and the Independent Trustees determined that they were satisfied with the nature, extent and quality of the services provided to the Fund by each of FS Credit Income Advisor and the GoldenTree Sub-Advisor, the expertise and capabilities of FS Credit Income Advisor’s and the GoldenTree Sub-Advisor’s personnel, FS Credit Income Advisor’s demonstrated capability to collaborate with and oversee the GoldenTree Sub-Advisor and FS Credit Income Advisor’s and the GoldenTree Sub-Advisor’s (or their affiliates, as applicable) financial strength and related capability to allocate resources necessary to successfully manage the Fund’s portfolio.

Review of Investment Performance. The Board and the Independent Trustees considered FS Credit Income Advisor’s explanations as to the Fund’s historical investment performance and determined that they were satisfied with the Fund’s performance as compared to the performance of (i) relevant benchmark indices and (ii) the Comparable Companies. The Board and the Independent Trustees noted that the Fund’s Class I Share performance outperformed the benchmark indices for the annualized trailing five years and annualized since inception periods ended January 31, 2024. The Board and the Independent Trustees also noted that the Fund’s Class I Share performance outperformed the average performance of the Comparable Companies over each of the trailing twelve month, annualized trailing three years, annualized trailing five years and annualized since inception periods ended January 31, 2024. The Board and the Independent Trustees also noted that the Fund’s Class I Share performance slightly underperformed the average performance of the Comparable Companies for the year-to-date period ended January 31, 2024, noting that pockets of underperformance related to exposure to particular asset classes, which was by design consistent with the GoldenTree Sub-advisor’s investment philosophy of taking a prudent approach toward seeking total return with a focus on high-quality and risk management.

Fees and Expenses; Profitability. The Board then considered FS Credit Income Advisor’s investment advisory fee rate, with and without the effect of leverage, and the expense ratio (as a percentage of average net assets) of the Fund’s Class I Shares. The Board also considered such investment advisory fee and expense ratio information compared to the Comparable Companies. The Board acknowledged the expense limitation agreement between the Fund and FS Credit Income Advisor. The Board also acknowledged FS Credit Income Advisor’s financial strength, the perpetual nature of the expense limitation and continued efforts to develop and allocate resources necessary to continue to successfully manage the Fund. The Independent Trustees considered that the Fund’s investment advisory fees (with and without the effect of leverage) were above the average of the Comparable Companies, but the Fund’s net expense ratio was below the average for the Comparable Companies.

The Board then reviewed the profitability information provided by FS Credit Income Advisor and the methodology for determining profitability. The Board noted that, based on the profitability information provided by FS Credit Income Advisor, FS Credit Income Advisor had not yet experienced any profits from managing the Fund.

The Board determined that, based on the information reviewed, FS Credit Income Advisor’s management fees and profitability were reasonable in relation to the services rendered to the Fund by FS Credit Income Advisor. With respect to the re-approval of the Sub-Advisory Agreement, the Board determined that it was satisfied with the level of fees paid by FS Credit Income Advisor to the GoldenTree Sub-Advisor given the quality and extent of services provided and that the GoldenTree Sub-Advisor’s fees are reasonable in relation to the services rendered.

Economies of Scale. The Board discussed whether economies of scale may be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered that the advisory fee was meant to provide reasonable compensation once the Fund reaches scale. The Board also noted FS Credit Income Advisor’s commitment to monitor economies of scale on an ongoing basis.

74

Supplemental Information (Unaudited) (continued)

Other Benefits. The Board considered other benefits that may accrue to FS Credit Income Advisor, the GoldenTree Sub-Advisor and their affiliates from their relationships with the Fund, including that an affiliate of FS Credit Income Advisor serves as the wholesale marketing agent for the Fund’s offering of common shares, and may receive compensation for sales, promotional and marketing services provided to the Fund in connection with the distribution of certain classes of the Fund’s shares. In addition, the Board noted that FS Credit Income Advisor and the GoldenTree Sub-Advisor may potentially benefit from their relationship with the Fund in the sense that the success of the Fund could attract other business to FS Credit Income Advisor and the GoldenTree Sub-Advisor.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and that the approval of the continuation of the Advisory Agreements was in the best interests of the Fund. The Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreements for an additional one-year period.

Privacy Policy

FS Investments (“we,” “our” or “us”) and its affiliates take measures to ensure that the use and disclosure of your private personal information is consistent with applicable law.

This Consumer Information Privacy Policy (this “Privacy Policy”) explains what non-public personal information (“NPI”) we collect, why we collect it, how we protect your NPI, and how and why, in certain cases, we share such information with our affiliates or with other parties. This Privacy Policy may be amended from time to time.

This Privacy Policy applies to NPI collected or used in connection with our investment offerings and services to individuals for personal, family or household purposes. This disclosure is made on behalf of FS Investments and its affiliates listed under the heading “Application of Privacy Policy to FS Investments and our affiliates” below.

Information that we collect and may disclose

We collect information from and about you to provide the level of service that you expect. NPI about you may include: your name, mailing address, email address, tax identification number, age, account information, investment amounts in our sponsored offerings, marital status, number of dependents, assets, debts, income, net worth, employment history, financial statements, beneficiary information, personal bank account information, credit history information, broker-dealer, financial advisor, individual retirement account (“IRA”) custodian, account joint owners and other similar parties, the FS Investments’ investments and services you purchase, your FS Investments investment balance and transactional history, and the fact that you are or have been an investor in FS Investments’ investments and particulars related to any such investment.

Specific examples of personal information that we may collect and disclose to affiliates and certain third parties include:

•Information we receive from you on applications, subscription agreements or other forms. Examples include your name, mailing address and email address.

•Information about your transactions with us, our affiliates and others, such as account balances, payment history, account activity and financial statements. If you visit our website, information you submit to us on our website forms and information we collect through ‘cookies.’

•If you create a login and password on our website to access your FS Investments investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account.

•Information obtained from others, such as credit reports from consumer credit reporting agencies.

How we use and disclose information

FS Investments, its affiliates and its third-party service providers work together to provide a variety of investments and services and may need to share some or all the NPI collected about you to maintain an efficient and effective network of offerings and services. We believe that by sharing information about you and your accounts with our affiliates and partners, we are better able to serve your investment needs and to suggest services or educational materials that may be of interest to you. The responsible use and disclosure of the NPI we collect is crucial to our ability to provide our clients with the types of products and services they expect and may occur under a variety of different circumstances. For example, we may:

•Use your personally identifiable information (“PII”) internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity.

•Disclose your PII when required by law (e.g., in connection with judicial, administrative or investigative matters).

•Use and disclose your PII on an aggregate basis. This means that we may combine parts of your information with parts of the information from our other investors without including your name, complete telephone number, complete email address or your street address. Examples of how we use aggregate information include determining the most common ZIP Code among investors that use the website and disclosing that ZIP Code to other parties, or determining and disclosing demographic information such as the average income of investors in our sponsored investments.

Sharing with our affiliates

We may share your PII with our affiliates engaged in investment or other related financial service activities. Examples might include customer-initiated service requests, establishing and managing your investment, completing your investor transactions and sharing information with parties acting at your request and on your account, such as your broker-dealer, financial advisor, joint owners and IRA custodian.

Sharing with non-affiliated service providers

We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf, which may include marketing of our own sponsored investments and services, check printing and data processing. Non-affiliated third-party service providers often aid us in the efficient and effective delivery of services, and there may be circumstances in which it is necessary to disclose NPI we collect to such parties. However, before we disclose NPI to a non-affiliated party, we require it to agree to keep our investor information confidential and secure and to use it only as authorized by us.

Also, we will only share your NPI with non-affiliated third parties under circumstances not covered by state or federal law “opt-out” notice exceptions, such as servicing a financial product or service authorized by the customer, resolving consumer disputes and

Privacy Policy (continued)

protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to “opt-out” of such disclosure.

We may also disclose the following information to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements:

•Information we receive from you on applications or other forms, such as your name, address, Social Security number, assets and income.

•Information about your transactions with us, our affiliates or others, such as your payment history and parties to the transactions.

•Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history.

We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information, and prohibit them from making unauthorized or unlawful use of your personal information.

FS Investments and its affiliates do not share, sell or rent your personal, private information with outside marketers who may want to offer their own products and services to you.

How we protect your information

FS Investments and its affiliates maintain a comprehensive information security program designed to ensure the security and confidentiality of customer information, protect against threats or hazards to the security of such information, and prevent unauthorized access. This program includes:

•Procedures and specifications for administrative, technical and physical safeguards.

•Security procedures related to the processing, storage, retention and disposal of confidential information.

•Programs to detect, prevent and, when necessary, respond to attacks, intrusions or unauthorized access to confidential information.

•Restricting access of customer information to employees who need to know that information to provide products and services to you, and appointing specific employees to oversee our information security program.

Availability of this Privacy Policy

We will provide notice of this Privacy Policy annually, as long as you maintain an ongoing relationship with us. The most up-to-date Privacy Policy is posted on our website. For additional information you may call our Privacy Policy Specialist at 215-220-6651.

Notification of changes to our Privacy Policy

If we decide to change this Privacy Policy, we will post those changes on our website so our users and investors are always aware of what information we collect, use and disclose. If at any point we decide to use or disclose your PII in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user’s or an investor’s PII in accordance with the privacy policy that was in effect when such information was collected.

Change in control

If FS Investments or any of its affiliates experience a “change in control” (as defined below), then we may amend our information practices as described in this Privacy Policy. We will disclose your PII to the company or other legal entity that succeeds us (subject to the change in control or the operation of the website). The privacy policy of the succeeding legal entity will then govern the PII that FS Investments or its affiliates collected from you under this Privacy Policy or such successor entity’s privacy policy. However, if applicable law prohibits the succeeding legal entity’s privacy policy from governing your PII, then this Privacy Policy shall continue to govern. “Change in control” means any of the following events:

•A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of FS Investments or an affiliate’s voting securities and/or assets, by operation of law or otherwise.

•Insolvency.

•A general assignment for the benefit of creditors.

•The appointment of a receiver.

•The filing of a bankruptcy or insolvency proceeding.

•The liquidation of assets.

Questions about this Privacy Policy

If you have any questions about this Privacy Policy and/or our personal information practices, please call our Privacy Policy Specialist at 215-220-6651.

Application of Privacy Policy to FS Investments and our affiliates

This Privacy Policy applies to FS Investments and the following affiliated FS Investments companies: FS Investment Solutions, LLC; Franklin Square Holdings, L.P.; Franklin Square Holdings, G.P., LLC; any fund or other investment sponsored by FS Investments and their respective subsidiaries and investment advisers; and all other funds or entities created in the future that offer investment or services to individuals for personal, family or household purposes.

www.fsinvestments.com

© 2024 FS Investments

SAR24-CIF
QES

Item 1. Reports to Shareholders.

(b)	The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS®

Important Fund Report(s) Now Available Online and In Print by Request. Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://fsinvestments.com/fs-interval-funds-reports/
FS Credit Income Fund Semi-Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
www.fsinvestments.com/edelivery

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
www.fsinvestments.com/edelivery

Item 2. Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6. Investments.

(a)	The Fund’s unaudited schedule of investments as of April 30, 2024 is included as part of the Semi-Annual Report included in Item 1(a) of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual report on Form N-CSR.
(b)	In February 2024, Peter Ort was appointed a member of FS Credit Income Advisor’s investment committee. The information set forth below is current as of the date hereof.

Peter Ort serves as Managing Director and Head of Product Development at FS Investments. In 2010, he co-founded CurAlea Associates, an award-winning firm providing advisory and software services across portfolio risk, asset allocation, and manager selection. Mr. Ort was previously a Managing Director at Goldman Sachs, where he was co-head of the Hedge Fund Strategies Group and worked in the firm’s Private Equity Group and Financial Institutions Group in New York and Tokyo. Pete graduated from Duke University, obtained JD and MBA degrees from New York University, was a Fulbright Scholar in Japan, and is a member of the New York and New Jersey State Bars.

As of the date of filing of this semi-annual report on Form N-CSR, Mr. Ort is not primarily or jointly responsible for the day-to-day management of the portfolio of any other account.

FS Credit Income Advisor, GoldenTree and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•	The managers, officers and other personnel of FS Credit Income Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;
•	The personnel of GoldenTree allocate their time, as they deem appropriate, between assisting FS Credit Income Advisor in identifying investment opportunities and making investment decisions and performing similar functions for other business activities in which they may be involved;
•	The principals of FS Credit Income Advisor or GoldenTree Sub-Adviser may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;
•	The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Credit Income Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;
•	The Fund may now, or in the future, compete with other funds or clients managed or advised by GoldenTree or affiliates of GoldenTree for investment opportunities, subjecting GoldenTree and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•	FS Credit Income Advisor or GoldenTree are subject to conflicts of interest because of the varying compensation arrangements among their respective clients. For example, the Fund is not subject to incentive fees while certain other funds of FS Credit Income Advisor or GoldenTree are, which could incentivize FS Credit Income Advisor or GoldenTree to favor such funds over the Fund when allocating investments;
•	GoldenTree also has an interest in an entity that it has retained to provide various services for clients in its structured products group, which includes the Fund, and the Fund pays its portion of the expenses for these services. Specifically, GoldenTree, through an affiliated entity, has acquired a 20% membership interest in Clarity Solutions Group LLC, the remaining 80% of which is controlled by a former employee of GoldenTree;
•	Subject to applicable law, GoldenTree and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;
•	Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, FS Credit Income Advisor and the GoldenTree Sub-Adviser will receive the Management Fee in connection with the management of the Fund’s portfolio;
•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Credit Income Advisor or GoldenTree provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Credit Income Advisor or GoldenTree may result in FS Credit Income Advisor or GoldenTree coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments (or of GoldenTree to recommend to FS Credit Income Advisor the acquisition or disposition of an investment), even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Credit Income Advisor or GoldenTree would otherwise take an action;
•	FS Credit Income Advisor, GoldenTree and their respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;
•	GoldenTree and its affiliates may have existing business relationships or access to material non-public information that would prevent GoldenTree from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. Similarly, FS Credit Income Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Credit Income Advisor or GoldenTree would otherwise take such an action;

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, GoldenTree and/or its affiliates may receive fees, other compensation (including management fees) or reimbursements for costs or expenses in connection with the provision of portfolio management, asset management and/or investment advisory services (collectively, “Portfolio Management Services”) to portfolio companies that are owned by the Fund. No such fees, compensation or reimbursements for costs or expenses will be paid to the Fund (or offset against, or otherwise be applied to reduce, fees received by GoldenTree); provided that, any such fees or other compensation paid to GoldenTree and/or its affiliates by such portfolio companies will be charged at rates no less favorable to such portfolio companies than the rates charged by a third-party provider of the applicable services in arms’ length transactions. GoldenTree believes that the potential conflict that exists when it and/or its affiliates receive fees or other compensation from portfolio companies (including portfolio companies that may be owned by clients in their managed accounts) for the provision of Portfolio Management Services to such portfolio companies is, in large part, mitigated by the fact that (i) GoldenTree’s investment decisions in respect of the client are intended to be made independent of any perceived opportunities to capitalize on the provision of Portfolio Management Services to potential portfolio companies, (ii) such portfolio companies would typically have to contract with third parties to provide such services, and (iii) GoldenTree and its affiliates have agreed not to charge above market rates from what would be charged by third party providers in consideration of the provision of such Portfolio Management Services. In addition, GoldenTree believes that, given its knowledge of such portfolio companies (and the operations, finances, strategic objectives and investment goals for such portfolio companies), there may be value to it and its personnel providing such Portfolio Management Services to such portfolio companies instead of third party providers who may have less close knowledge of such portfolio companies and/or less incentive to perform such Portfolio Management Services in a manner that maximizes the value of such portfolio companies;
•	To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to their respective allocation policies, FS Credit Income Advisor, GoldenTree and any of their respective affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Credit Income Advisor, GoldenTree or any of their respective affiliates to participate in an investment opportunity. The Fund is a party to an exemptive relief order that was granted by the SEC to GoldenTree that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Credit Income Advisor, GoldenTree or certain of its affiliates, subject to various enumerated conditions, including (i) that a majority of the Board who have no financial interest in the co-investment transaction and a majority of the Board who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief. A copy of the application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at sec.gov. Any co-investment opportunity may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Credit Income Advisor and/or GoldenTree, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and
•	The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Credit Income Advisor or GoldenTree (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

FS Credit Income Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Credit Income Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of FS Investments’ senior executives, including each of the investment personnel who render services to the Fund on behalf of FS Credit Income Advisor, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the executive committee of FS Investments based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Ort as of June 3, 2024, based on the NAV per Class I Share of $12.40 on such date.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Peter Ort	None

(1)Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Semi-Annual Report on Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Semi-Annual Report on Form N-CSR.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.
(b)	There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual report on Form N-CSR.
(b)	Not applicable to this semi-annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable to this semi-annual report on Form N-CSR.
(a)(2)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a)under the 1940 Act are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: July 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: July 2, 2024

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: July 2, 2024